Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO THE INVESTMENT AGREEMENT

by, on one side,

TRIP PARTICIPAÇÕES S.A.,

TRIP INVESTIMENTOS LTDA.,

and

RIO NOVO LOCAÇÕES LTDA.

and, on the other side,

AZUL S.A.,

and, as intervening and consenting

parties,

AZUL LINHAS AÉREAS BRASILEIRAS S.A.,

TRIP LINHAS AÉREAS S.A.,

and

DAVID GARY NEELEMAN

DATED AUGUST 15, 2012

FIRST AMENDMENT TO THE INVESTMENT AGREEMENT

By this private instrument, on one side,

(a)	TRIP PARTICIPAÇÕES S.A., a corporation with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 09.229.532/0001-70, herein represented by its undersigned legal representatives (“TRIP Participações”);

(b)	TRIP INVESTIMENTOS LTDA., a limited liability company with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, Condomínio Flex Buildings, Módulo 2, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 15.300.240/0001-89, herein represented by its undersigned legal representatives (“TRIP Investimentos”);

(c)	RIO NOVO LOCAÇÕES LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 6.3, Suite 208, CEP 29157-405, registered as taxpayer under CNPJ/MF No. 04.373.710/0001-18, herein represented by its undersigned legal representatives (“Rio Novo” and, together with TRIP Participações, “TRIP’s Shareholders”); and

On the other side,

(d)	AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Alameda Surubiju, Nos. 2010 and 2050, Block A, suite 21, Alphaville Industrial, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by its undersigned legal representatives (“AZUL Holding” and, together with TRIP’s Shareholders, the “Parties”, and each of them, individually, a “Party”),

And, in the capacity of intervening and consenting parties (the “Intervening and Consenting Parties”):

(e)	AZUL LINHAS AÉREAS BRASILEIRAS S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Alameda Surubiju, Nos. 2010 and 2050, Block A, suite 21, Alphaville Industrial, registered as taxpayer under CNPJ/MF No. 09.296.295/0001-60, herein represented by its undersigned legal representatives (“AZUL”);

(f)	TRIP LINHAS AÉREAS S.A., a corporation with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 02.428.624/0001-30, herein represented by its undersigned legal representatives (“TRIP”); and

(g)	DAVID GARY NEELEMAN, Brazilian, married, bearer of Identification Card RG No. 53.031.273-6 SSP/SP and registered as taxpayer under CPF/MF No. 744.573.731-68 (“Neeleman”), herein represented by his undersigned attorneys-in-fact, and being bound to this Agreement exclusively with respect to Sections 2.1, 2.2, 2.3, 3.1, 3.2, 4.4, 4.5, 4.6, 9.1, 9.1.1, and 9.3 hereof.

PREAMBLE

WHEREAS, on May 25, 2012, the Parties and the Intervening and Consenting Parties executed the Investment Agreement (“Agreement”), in order to determine, subject to the terms and conditions set forth in the Agreement, the merger of all TRIP’s Shares into AZUL Holding (as provided for in the Agreement), and subsequently delivering newly issued shares of AZUL Holding to TRIP’s Shareholders, without causing the winding up of TRIP, pursuant to the provisions of article 252 of Law No. 6,404, dated December 15, 1976,

WHEREAS, the Parties and the Intervening and Consenting Parties wish to amend certain terms and conditions of the Agreement,

NOW, THEREFORE, THE PARTIES, together with the Intervening and Consenting Parties, have resolved to enter into this amendment (“Amendment”), which shall be governed by the following terms and conditions:

SECTION I

AMENDMENTS

1.1. The capitalized term “Subscription Warrant AGE”, specified in Section 1.1. of the Agreement, shall now be defined as “Subscription Warrant AGE - TRIP’s Shareholders” and shall hereafter read as follows:

“Subscription Warrant AGE - TRIP’s Shareholders” has the meaning ascribed to it in Section 4.4 hereof.

1.2. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “TRIP’s Shareholders Subscription Warrant - Indemnifications Adjustment”, which shall be read as follows:

“TRIP’s Shareholders Subscription Warrant - Indemnifications Adjustment” has the meaning ascribed to it in Section 4.4 hereof.

1.3. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “Subscription Warrant - Pre-Money Valuation Adjustment”, which shall be read as follows:

“Subscription Warrant - Pre-Money Valuation Adjustment” has the meaning ascribed to it in Section 4.4 hereof.

1.4. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “Subscription Warrant AGE - Original Shareholders”, which shall be read as follows:

“Subscription Warrant AGE - Original Shareholders” has the meaning ascribed to it in Section 4.4.1 hereof.

1.5. The capitalized term “Subscription Warrants for the Adjustment of Shareholding”, specified in Section 1.1. of the Agreement, shall now be defined as “Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders”, and shall hereafter read as follows:

“Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders” has the meaning ascribed to it in Section 4.4.

1.6. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “Subscription Warrants for the Adjustment of Shareholding - Original Shareholders”, which shall be read as follows:

“Subscription Warrants for the Adjustment of Shareholding - Original Shareholders” has the meaning ascribed to it in Section 4.4.1”

1.7. The Parties agree to amend the capitalized term “Deadline”, specified in Section 1.1. of the Agreement, which shall hereafter read as follows:

“Deadline” has the meaning ascribed to it in Section 6.2.”

1.8. The Parties agree to amend the capitalized term “Financial Statements”, specified in Section 1.1. of the Agreement, which shall hereafter read as follows:

“Financial Statements” means the audited financial statements of TRIP and AZUL Holding dated as of and for the Fiscal Year ended December 31, 2011, and non-audited financial statements, with limited review, of TRIP and of AZUL Holding dated as of and for the fiscal quarter ended March 31, 2012.”

1.9. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “Code Share”, which shall be read as follows:

“Code Share” has the meaning ascribed to it in Section 10.15.

1.10. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “Code Share Agreement”, which shall be read as follows:

“Code Share Agreement” has the meaning ascribed to it in Section 10.15.

1.11. The Parties agree to include, in Section 1.1. of the Agreement, the capitalized term “Resources Onlending to TRIP after ANAC’s Approval”, which shall be read as follows:

“Resources Onlending to TRIP after ANAC’s Approval” has the meaning ascribed to it in Section 10.16.

1.12. The Parties agree to amend item (iii) of Section 2.1. of the Agreement, which shall hereafter read as follows:

“(iii) subject to the provision of Section VI, the Parties establish that the number of Class A common shares and Class B preferred shares of AZUL Holding to be issued as a result of the Merger of Shares (respectively, “AZUL Holding’s New Common Shares” and “AZUL Holding’s New Class B Preferred Shares”, and collectively, “AZUL Holding’s New Shares”) shall be equivalent to 30.7% (thirty point seven percent) of the total shares issued by AZUL Holding (the “Initial Exchange Ratio”)

CONFIDENTIAL TREATMENT REQUESTED

after the Merger of Shares. The types and total number of AZUL Holding’s New Shares issued (on a prorated basis) in favor of TRIP’s Shareholders, on the Date of Merger, are indicated in Exhibit 2.1(iii).”

1.13. The Parties agree to alter Section 4.4 of the Agreement, which shall hereafter read as follows:

“4.4. Consent of Class B Shareholders. Warrant. AZUL Holding and Neeleman shall endeavor their best efforts to cause all of the Original Shareholders holding AZUL Holding’s Class B Preferred Shares (“Class B Shareholders”) attached hereto as Exhibit A, to vote for the Merger of Shares, as well as agree with the commitment to transfer, proportionally to the shareholding of each Class B Shareholders in AZUL Holding, to TRIP’s Shareholders, as many AZUL Holding’s Class B Preferred Shares as may be necessary to comply with the provisions of Sections 6 and 8 below. AZUL Holding and Neeleman shall work together with the Class B Shareholders in order to determine whether all Class B Preferred Shareholders may consent in writing to the provisions of Sections 6 and 8 of this Agreement, declaring in such document that (i) they will not transfer certain percentage of their AZUL Holding’s Class B Preferred Shares up to the Adjustment - Indemnifications Date (in order to comply with the adjustment obligations set forth in Sections 6 and 8 of this Agreement), and such percentage shall be defined in good faith by all Parties after the conclusion of the Due Diligences Exercises (“No Transfer Obligation”) and (ii) prepare the annotations of the No Transfer Obligation on AZUL Holding’s Share Registry Book (the “Consent of Class B Shareholders”). If all conditions precedent provided for in Section 5.1 have been satisfied and AZUL Holding and Neeleman have not obtained the consents of the Class B Shareholders, Neeleman and AZUL Holding agree to call an AZUL Holding’s AGE for the approval of the issuance of two (2) subscription warrants (bônus de subscrição) by AZUL Holding (the “Subscription Warrant AGE - TRIP’s Shareholders”), for a subscription price of [*****] each. One of the abovementioned subscription warrants shall be issued by AZUL Holding in favor of TRIP’s Shareholders in order to ensure that TRIP’s Shareholders receive from AZUL Holding, subject to Section 6, as many Class B preferred shares as necessary to comply with the obligations of adjustment of shareholding provided for in Section 6 of this Agreement, related to determination of the Pre-Money Valuation of AZUL Holding (the “Subscription Warrants - Pre-Money Valuation Adjustment”). The second of the abovementioned subscription warrants shall be issued by AZUL Holding in favor of TRIP’s Shareholders in order to ensure that TRIP’s Shareholders receive from AZUL Holding, subject to Section 8, as many preferred shares as necessary to comply with the indemnification obligation provided for in Section 8 of this Agreement (the “TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment”, jointly with the Subscription Warrants - Pre-Money Valuation Adjustment, the “Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders”). AZUL Holding and Neeleman shall endeavor their best efforts to cause the Class B Shareholders to approve the issuance of the Subscription Warrants for the Adjustment of Shareholding - Trip’s Shareholders, waiving their preemptive rights. From the issuance of the Subscription Warrants for the Adjustment of Shareholding - Trip’s Shareholders, all obligations under Sections 6 and 8 of this Agreement will no longer be invoked against the Class B Shareholders, and TRIP’s Shareholders shall use the Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders to consummate the transactions described in Sections 6 and 8 hereof.”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

1.14. The Parties agree to include Section 4.4.1, which shall hereafter read as follows:

“4.4.1 Mutually, AZUL Holding and Neeleman agree to call an AZUL Holding’s AGE (“Subscription Warrant AGE - Original Shareholders”), for the approval of the issuance of a subscription warrant by AZUL Holding in favor of each of the Original Shareholders, for a subscription price of [*****] to be paid pro rata to the equity participation of each Original Shareholder in the capital stock of AZUL Holding, which will grant to the Original Shareholders the right to subscribe for as many preferred shares issued by AZUL Holding as necessary to comply with the indemnification obligation provided for in Section 8 of this Agreement (“Subscription Warrants for the Adjustment of Shareholding - Original Shareholders”). AZUL Holding and Neeleman shall endeavor their best efforts to cause the Class B Preferred Shareholders to approve the issuance of the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders, waiving their preemptive rights.”

1.15. The Parties agree to amend item (x) of Section 5.1. of the Agreement, which shall hereafter read as follows:

“(x) all Class B Preferred Shareholders shall have executed the Class B Preferred Shareholders’ Consents or, in the absence thereof, the Subscription Warrant AGE - TRIP’s Shareholders and Subscription Warrant AGE - Original Shareholders shall have been held and the Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders and the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall have been issued; and”

1.16. The Parties agree to amend Section VI of the Agreement, which shall hereafter read as follows:

“SECTION VI

ADJUSTMENTS TO THE INITIAL EXCHANGE RATIO

6.1. Adjustment in the Exchange Ratio Immediately Prior to the IPO. The Parties agree that the premise of the Transaction is the Merger of Shares, with TRIP’s Shareholders receiving, for TRIP’s Shares, AZUL Holding’s New Shares. After the Date of Merger, AZUL Holding’s New Shares shall represent 30.7% (thirty point seven percent) of the total shares issued by AZUL Holding, being 1,231,343 (one million, two hundred and thirty-one thousand, three hundred and forty-three) common shares, representing 33% (thirty-three percent) of all common shares issued up to the Merger of Shares, and 553,627 (five hundred and fifty three thousand, six hundred and twenty-seven) Class B preferred shares, representing 28.2% (twenty eight point two per cent) of all Class B preferred shares then issued. Under the terms and conditions of this Agreement, TRIP’s Shareholders equity participation in AZUL Holding may be increased, immediately before the capitalization of the primary portion of the Initial Public Offering of AZUL Holding’s Shares - the Initial Public Offering (“IPO”), for a maximum limit of 200.571 (two hundred thousand and five hundred and seventy one) Class B preferred shares, so that TRIP’s Shareholders may

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

hold up to 754.198 (seven hundred fifty four thousand and one hundred and ninety eight) Class B preferred shares, representing 34.9% (thirty-four point nine per cent) of all Class B preferred shares of AZUL Holding (considering the shareholders structure on the Date of Merger), depending on the pre-money valuation of AZUL Holding at the time of pricing of its IPO (the “Pre-Money Valuation”), according to Sections 6.1.1, 6.1.2 and 6.1.3. The Pre-Money Valuation of AZUL Holding shall be calculated based on (i) the price per share specified in the announcement of the beginning of the IPO and (ii) the total number of shares (common and preferred) issued by AZUL Holding immediately before the date of Completion of the IPO (taking into account the difference of the economic value between the different classes of shares), binding the Parties and constituting an instrument sufficient to cause the Parties to comply with and perform their obligations under this Section 6.1. For clarity purposes, the economic value of the common shares issued by AZUL Holding is different from the economic value of its preferred shares. Based on the above, and notwithstanding the effective participation of each Party in AZUL Holding’s capital stock, the Parties agree that, on the Date of Merger, AZUL Holding’s New Shares shall represent 27% (twenty-seven percent) of AZUL Holding’s economic value, provided that such participation may be potentially increased up to 33% (thirty-three percent) of AZUL Holding’s economic value, depending on the Pre-Money Valuation on the date of the IPO, as described in Exhibit 6.1(A) hereto. Exhibit 6.1(B) contains details on the mechanism of Adjustments to the Initial Exchange Ratio, showing the number of Class B preferred shares of AZUL Holding to be transferred to TRIP’s Shareholders, pursuant to Sections 6.1.1, 6.1.2 and 6.1.3, taking into account the possible scenarios of the Pre-Money Valuation on the date of the IPO.

6.1.1 Should the Pre-Money Valuation of AZUL Holding at the time of pricing of the IPO be equivalent in Brazilian Reais, according to the Conversion Rate, to US$2,000,000,000.00 (two billion United States Dollars) (inclusive) or more, TRIP’s Shareholders shall not be entitled to receive any other additional shares issued by AZUL Holding, subject to eventual adjustments of equity participation arising from the obligations set forth in Section 8.

6.1.2 Should the Pre-Money Valuation of AZUL Holding at the time of pricing of the IPO be equivalent in Brazilian Reais, according to the Conversion Rate, to US$1,600,000,000.00 (one billion, six hundred million United States Dollars) (inclusive) or less, TRIP’s Shareholders will have the right to exercise the Subscription Warrants - Pre-Money Valuation Adjustment, within 4 (four) days after the publication of the Pre-Money Valuation announcement, in order to receive from AZUL Holding as many Class B preferred shares of AZUL Holding as necessary to guarantee to TRIP’s Shareholders the ownership of 34.9% (thirty-four point nine percent) of the Class B preferred shares, subject to eventual adjustments of equity participation arising from the obligations set forth in Section 8.

6.1.3 Should the Pre-Money Valuation of AZUL Holding at the time of pricing of the IPO vary, according to the Conversion Rate, between US$1,600,000,000.00 (one billion, six million United States Dollars) (exclusive) and US$2,000,000,000.00 (two billion United States Dollars) (exclusive), the number of Class B preferred shares of AZUL Holding that TRIP’s Shareholders shall receive from AZUL Holding, as a result of the exercise of the Subscription Warrants - Pre-Money Valuation Adjustment, within 4 (four) days after the publication of the Pre-Money Valuation announcement, shall be defined in a way that the total equity interest of TRIP’s Shareholders will vary linearly between 28.2% (twenty-eight point two per cent) and 34.9% (thirty-four point nine percent) of all Class B preferred shares of AZUL Holding, subject to eventual adjustments of equity participation arising from the obligations set forth in Section 8. Exhibit 6.1(B) specifies and provides details on the form by which the agreement described in the immediately preceding sentence shall be enforced.

6.2. No IPO. Notwithstanding the provision of Section 6.1 above, should the IPO of AZUL Holding not happen within 24 (twenty-four) months from the conclusion of the Due Diligence Exercises (“Deadline”), TRIP’s Shareholders shall have the right to exercise, within 4 (four) days as of the Deadline, the Subscription Warrant - Pre-Money Valuation Adjustment, in order to receive as many Class B preferred shares issued by AZUL Holding as necessary to ensure to TRIP’s Shareholders the ownership of 34.9% (thirty-four point nine percent) of all Class B preferred shares of AZUL Holding.

6.3. Dilution Events. Notwithstanding anything to the contrary set forth herein, in case TRIP’s Shareholders or the Original Shareholders do not follow, in whole or in part, any capital increase transaction of AZUL Holding between the Date of Merger and the Completion of the IPO or the Deadline, whichever occurs first, the number of Class B preferred shares of AZUL Holding that TRIP’s Shareholders shall potentially receive from the Class B Preferred Shareholders, pursuant to Sections 6.1 and 6.2 above, shall be redefined in accordance with the effective variation of the equity participation of TRIP’s Shareholders or the Original Shareholders, as the case may be, keeping the adjustment mechanics in the Initial Exchange Ratio set forth in Sections 6.1 and 6.2 hereof, subject to any additional variation in the equity participation of TRIP’s Shareholders as a result of the provisions of Section 8 below.”

1.17. The Parties agree to amend Section 8.1.1. of the Agreement, which shall hereafter read as follows:

“8.1.1. Indemnification Methodologies of TRIP’s Shareholders up to the Adjustment - Indemnifications Date. The Parties agree that the obligations to indemnify of TRIP’s Shareholders, as provided for in Section 8.1 above, shall follow different mechanisms of payment and/or compensation, which will vary depending on the occurrence of the IPO (the “Completion of the IPO”) or the Deadline, whichever occurs first (the “Adjustment - Indemnifications Date”).

(a) Indemnifications up to the Adjustment - Indemnifications Date. Between the Date of Execution and the Adjustment - Indemnifications Date, any obligation to indemnify of TRIP’s Shareholders, pursuant to Section 8.1, shall be temporarily suspended and may not be required by any AZUL Holding’s Indemnifiable Party, except as set forth below:

(i) Subject to the provisions of Section 8.5, up to the Adjustment - Indemnifications Date, the Parties shall determine in good faith the total amount of Losses indemnifiable by TRIP’s Shareholders, as provided in Section 8.1 and updated by the CDI, which effectively generated a cash outflow on the part of the AZUL Holding’s Indemnifiable Parties within the period between the Date of Execution and the Adjustment - Indemnifications Date (the “Losses With Cash Outflow of AZUL Holding”). Conversely, the Parties shall in good faith determine the total amount of losses indemnifiable by AZUL Holding, as provided in Section 8.2 below and updated by the CDI, which effectively generated a cash outflow on the part of TRIP’s Shareholders’ Indemnifiable Parties within the period between the Date of Execution and the Adjustment - Indemnifications Date (the “Losses With Cash Outflow of TRIP’s Shareholders”). The sum of Losses With Cash Outflow of AZUL Holding and Losses With Cash Outflow of TRIP’s Shareholders are referred to as the “Total Loss of Parties up to the Date of Adjustment - Indemnification”. In the event that the Total Losses of Parties up to the Adjustment - Indemnifications Date are positive in favor of AZUL Holding’s Indemnifiable Parties (that is, the Losses With Cash Outflow of AZUL Holding overcome the Losses With Cash Outflow of TRIP’s Shareholders), then the Original Shareholders shall have the right to exercise, within 4 (four) days after the announcement of the Total Loss of Parties up to the Date of Adjustment - Indemnification, the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders in order to receive, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, the number of Class B preferred shares as per the formula set forth below:

ARP = (PPIAH - PPIAT) / VPAPI

a. ARP: Total number of Class B preferred shares to be issued, within 4 (four) days after the Deadline, by AZUL Holding as a result of the exercise of the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders.

b. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date updated by the CDI, subject to Section 8.1.1(b);

c. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date updated by the CDI; and

d. VPAPI: Individual amount of each preferred share as of the definition of the Pre-Money Valuation or, if the Pre-Money Valuation does not occur, the reference amount of the economic value shall be US$1,600,000,000.00 (one billion, six hundred million United States Dollars), being understood that the preferred shares to be issued as a result of the exercise of the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall be considered for the definition of the individual amount of each preferred share.

(b) Alternative Obligation; Cash Payment. Should TRIP’s Shareholders have the obligation to indemnify the Original Shareholders, as provided for in Section 8.1.1(a), TRIP’s Shareholders may elect to pay in cash to the Original Shareholders the balance between (i) the Losses With Cash Outflow of TRIP’s Shareholders; and (ii) the Losses With Cash Outflow of AZUL Holding. TRIP’s Shareholders shall notify AZUL Holding and the Original Shareholders, within 1 (one) day after the determination of the Total Losses of Parties up to the Adjustment - Indemnifications indicating whether they intend to pay indemnities in cash. Should TRIP’s Shareholders elect to pay indemnities in cash, subject to the provisions of this Section, it shall pay the indemnities within 1 (one) day after the issuance of the notification set forth in the preceding sentence, it being understood that, upon confirmation of payment, the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall lose its validity and effectiveness. If such payment is not made within the period specified above, the Original Shareholders shall be free to exercise the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders.

(c) Indemnifications After the Adjustment - Indemnifications Date. After the Adjustment - Indemnifications Date, the obligations to indemnify of TRIP’s Shareholders as provided for in Section 8.1, shall be indemnified exclusively in cash, pursuant to Section 8.3 et seq., it being agreed to by and between the Parties, for the avoidance of doubt, that the indemnification procedures set forth in Sections 8.3, 8.4, 8.5, and 8.6 shall apply to Parties only after the Adjustment - Indemnifications Date.”

1.18. The Parties agree to amend Section 8.2.1. of the Agreement, which shall hereafter read as follows:

“8.2.1. Indemnification Methodologies of AZUL Holding up to the Adjustment - Indemnifications Date. In a consistent and symmetrical manner as per Section 8.1.1 above, the obligations to indemnify of AZUL Holding, as set forth in Section 8.2 above, shall follow different mechanisms of payment and/or compensation, which will vary depending on the occurrence of the Adjustment - Indemnifications Date.

(a) Indemnifications up to the Adjustment - Indemnifications Date. Between the Date of Execution and the Adjustment - Indemnifications Date, any obligation to indemnify of AZUL Holding, pursuant to Section 8.1, shall be temporarily suspended and may not be required by any of TRIP’s Shareholders’ Indemnifiable Parties, except as set forth below:

(i) Pursuant to Sections 8.2.1(b) and 8.5, up to the Adjustment - Indemnifications Date, the Parties shall determine in good faith the total amount of Losses with Cash Outflow of TRIP’s Shareholders. Conversely, the Parties shall in good faith determine the total amount of Losses with Cash Outflow of AZUL Holding. In the event that the Total Losses of Parties up to the Adjustment - Indemnifications Date are positive in favor of TRIP’s Shareholders’ Indemnifiable Parties (that is, the Losses With Cash Outflow of TRIP’s Shareholders overcome the Losses With Cash Outflow of AZUL Holding), then TRIP’s Shareholders shall have the right to exercise, within 4 (four) days after the announcement of the Total Loss of Parties up to the Date of Adjustment - Indemnification, the TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment, in order to receive, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, the number of Class B preferred shares as per the formula set forth below:

ARP = (PPIAT - PPIAH) / VPAPI

a. ARP: Total number of Class B preferred shares to be issued, within 4 (four) days after the Deadline, by AZUL Holding as a result of the exercise of TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment.

b. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date updated by the CDI;

c. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date updated by the CDI, subject to the provisions of Section 8.1.1(b); and

d. VPAPI: Individual amount of each preferred share as of the definition of the Pre-Money Valuation or, if the Pre-Money Valuation does not occur, the reference amount of the economic value shall be US$1,600,000,000.00 (one billion, six hundred million United States Dollars), being understood that the preferred shares to be issued as a result of the exercise of the Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders shall be considered for the definition of the individual amount of each preferred share.

(b) Proportional Losses of TRIP’s Shareholders. The Parties agree that a Loss suffered by AZUL Holding and/or its Controlled Entities (except for TRIP) shall result in a Loss suffered by TRIP’s Shareholders. In this case, and exclusively if the Loss is paid in cash by AZUL Holding, the indemnity amount payable to TRIP’s Shareholders will be equivalent, in the event the Loss is suffered or incurred by AZUL Holding and/or its Controlled Entities (except for TRIP), to the result of the following formula:

I = (PAH * PAT) / (1 - PAT)

a. I: Total indemnity amount due to TRIP’s Shareholders;

b. PAH: Total loss incurred or suffered by AZUL Holding; and

c. PAT: TRIP’s Shareholders’ Equity Participation based on the economic value of AZUL Holding, to be calculated as per the formula below:

PAT = ((NON) + (NAPNB * 24.1)) / ((TAON) + (TAPN * 24.1))

a. NON: Total number of AZUL Holding’s New Common Shares;

b. NAPNB: Total Number of AZUL Holding’s New Class B Preferred Shares;

c. TAON: Total number of AZUL Holding’s Common Shares; and

d. TAPN: Total number of AZUL Holding’s Preferred Shares.

For clarity purposes, the 24.1 factor used in the calculation of the PAT, according to the formula above, reflects the difference of the economic value between the different classes of shares, pursuant to AZUL Holding’s Bylaws, in effect on the Date of Execution. Therefore, the Parties undertake, in good faith, to adjust such factor, by approving changes to AZUL Holding’s Bylaws that modify the economic value attributed to each class of shares, in order to maintain the economic rationale used in the definition of the PAT.

(c) Alternative Obligation; Cash Payment. Should AZUL Holding have the obligation to indemnify TRIP’s Shareholders, as provided for in Section 8.2.1(a), AZUL Holding may elect to pay in cash to TRIP’s Shareholders the balance between (i) the Losses With Cash Outflow of AZUL Holding; and (ii) the Losses With Cash Outflow of TRIP. AZUL Holding shall notify TRIP Shareholders, within 1 (one) day after the determination of the Total Losses of Parties up to the Adjustment - Indemnifications indicating whether they intend to pay indemnities in cash. Should AZUL Holding elects to pay indemnities in cash, subject to the provisions of this

CONFIDENTIAL TREATMENT REQUESTED

Section, it shall pay the indemnities within 1 (one) day after the issuance of the notification set forth in the preceding sentence, it being understood that, upon confirmation of payment, the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall lose its validity and effectiveness. If such payment is not made within the period specified above, the TRIP Shareholders shall be free to exercise the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders.

(d) Indemnifications After the Adjustment - Indemnifications Date. After the Adjustment - Indemnifications Date, the obligations to indemnify of AZUL Holding as provided in Section 8.2, shall be indemnified exclusively in cash, pursuant to Section 8.3 and following, being agreed by and between the Parties, for the avoidance of doubt, that the indemnification procedures set forth in Sections 8.3, 8.4, 8.5, and 8.6 shall apply to Parties only after the Adjustment - Indemnifications Date.”

1.19. The Parties agree to amend items (i) and (ii) of Section 8.3.2. of the Agreement, which shall hereafter read as follows:

“(i) subject to the minimum amount of the Basket (as set forth in Section 8.5 below), should it be verified that the total amount of Losses With Cash Outflow of TRIP’s Shareholders is higher than the total amount of Losses With Cash Outflow of AZUL Holding’s Shareholders in the fiscal year in question, AZUL Holding shall then make a payment corresponding to the difference between such losses in favor of TRIP’s Shareholders, subject to the provision of Section 8.2.1, within [*****] from the end of the fiscal year in question, and

(ii) subject to the minimum amount of the Basket (as set forth in Section 8.5 below), should it be verified that the total amount of Losses With Cash Outflow of TRIP’s Shareholders is lower than the total amount of Losses With Cash Outflow of AZUL Holding’s Shareholders in the fiscal year in question, TRIP’s Shareholders shall then make a payment, severally and in a proportional manner, corresponding to the difference between such losses in favor of AZUL Holding’s Indemnified Party or Parties, subject to Section 8.1.1, within [*****] from the end of the fiscal year in question.”

1.20. The Parties agree to amend Section 8.7.3. of the Agreement, which shall hereafter read as follows:

“8.7.3. If the Indemnifying Party declares itself not responsible for the indemnification claimed or disagrees with the amount of Loss presented in the Notice of Direct Claim, the Indemnified Party may refer the matter to the arbitration procedure set forth in Section 10.10 below.”

1.21. The Parties agree to include Section 8.8 of the Agreement, which shall hereafter read as follows:

“8.8. For clarity purposes, the Parties agree that any Loss resulting from acts or omissions of the management of TRIP or AZUL performed after the Date of Merger shall not be deemed an indemnifiable Loss, and, therefore, shall not be indemnified

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

by any of the Parties under this Section VIII, even if such acts or omissions relate to agreements, arrangement or protocols (convênios) (including, without limitation, protocols (covenio) or agreements executed with States or Municipalities relating to tax benefits) existing prior to the Date of Merger.”

1.22. The Parties agree to include Section 10.15 of the Agreement, which shall hereafter read as follows:

“10.15. Termination of Code Share. Considering that AZUL and TRIP filed with ANAC a request to code share flights among the companies (“Code Share”), the Parties agree that, if the Transaction is not consummated as a result of ANAC non-approval, the agreement pursuant to which the Code Share was formalized (the “Code Share Agreement”) shall be automatically terminated without penalty. In this case, all acts seeking to reestablish the financial and economic position of the Parties before the execution of the Code Share Agreement shall be taken by the Parties as if the Code Share Agreement had not been entered, it being agreed that: (i) all revenues that would otherwise be allocated to AZUL and TRIP if the Code Share Agreement had not been entered shall be returned to AZUL or TRIP, as the case may be, within 10 (ten) days as of the termination of the Code Share Agreement, including, without limitation, the revenues relating to fly tickets effectively used or not and those relating to rescheduling and cancelation fees, discounted from the operational expenses and Interline Service Charge (as defined in the Code Share Agreement) incurred by AZUL or TRIP as a result of administrative proceedings associated with the rescheduling or cancelling of flights; (ii) in relation to revenues of flights tickets of performed and non-performed flights, it is agreed that the revenues shall be divided between TRIP and AZUL according to the Code Share Agreement, but it shall also be returned to TRIP or AZUL, as the case may be, within 10 (ten) days as of the termination of the Code Share Agreement, discounted from the operational expenses and Interline Service Charge (as defined in Annex 2 of the Code Share Agreement) incurred by AZUL or TRIP as a result of the sale, rescheduling and cancelation of the flight object of the Code Share Agreement, and (iii) the provisions of this Section 10.15 shall prevail over the provisions of the Code Share Agreement.”

1.23. The Parties agree to include Section 10.16 of the Agreement, which shall hereafter read as follows:

“10.16. Financial Resources Transfers to TRIP. Considering that, from the date hereof until the issuance of ANAC’s Approval, AZUL Holding and/or AZUL may transfer the financial resources to TRIP (“Resources Onlending to TRIP after ANAC’s Approval”), it is agreed among the Parties and the Intervening Consenting that, to extent that the Transaction is not approved by ANAC, the wholeness of the Resources Onlending to TRIP after ANAC’s Approval shall be refunded to AZUL Holding or AZUL, after the consummation of the adjustment set forth in Section 10.15, according to which the corresponding net amount is transferred to AZUL Holding or AZUL within ten (10) days as of the date in which the non approval of the Transaction by ANAC is consummated.”

SECTION II

GENERAL PROVISIONS

2.1. The provisions of the Agreement shall, save as expressly amended by this Amendment, continue in full force and effect and, as a result of the present Amendment, the Agreement shall, with effect from the date hereof, be read and construed for all purposes as set out in Exhibit I hereto.

2.2. This Amendment shall be governed by and construed in accordance with the Laws of Brazil.

IN WITNESS THEREOF, the Parties have caused their representatives to sign this Agreement in 8 (eight) counterparts of equal tenor and form, before the 2 (two) undersigned witnesses.

São Paulo, August 15, 2012

(The remainder of this page intentionally left blank)

(Signature Page of the First Amendment to the Investment Agreement dated August 15, 2012 among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda. and AZUL S.A. and, also, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A. and Neeleman)

TRIP PARTICIPAÇÕES S.A.

/s/ José Mário Caprioli	/s/ Renan Chieppe
Name: José Mário Caprioli	Name: Renan Chieppe
Title: Director	Title: Director

TRIP INVESTIMENTOS LTDA.

/s/ José Mário Caprioli	/s/ Renan Chieppe
Name: José Mário Caprioli	Name: Renan Chieppe
Title: Director	Title: Director

RIO NOVO LOCAÇÕES LTDA.

/s/ Decio Luiz Chieppe	/s/ Renan Chieppe
Name: Decio Luiz Chieppe	Name: Renan Chieppe
Title: Director	Title: Director

AZUL S.A.

/s/ David Neeleman
Name: David Neeleman
Title:

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

/s/ David Neeleman
Name: David Neeleman	Name:
Title:	Title:

TRIP LINHAS AÉREAS S.A.

/s/ José Mário Caprioli	/s/ Renan Chieppe
Name: José Mário Caprioli	Name: Renan Chieppe
Title: Director	Title: Director

(Continuation of the Signature Page of the First Amendment to the Investment Agreement dated August 15, 2012 among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda. and AZUL S.A. and, also, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A. and Neeleman)

DAVID GARY NEELEMAN

/s/ David Gary Neeleman

Witnesses:

Name:	Name:
ID:	ID:

EXHIBIT I TO THE INVESTMENT AGREEMENT

“INVESTMENT AGREEMENT

This Investment Agreement (the “Agreement”) is entered into by and among the following parties:

On one side,

(a)	TRIP PARTICIPAÇÕES S.A., a corporation with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 09.229.532/0001-70, herein represented by its undersigned legal representatives (“TRIP Participações”);

(b)	TRIP INVESTIMENTOS LTDA., a limited liability company with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, Condomínio Flex Buildings, Módulo 2, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 15.300.240/0001-89, herein represented by its undersigned legal representatives (“TRIP Investimentos”);

(c)	RIO NOVO LOCAÇÕES LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 6.3, Suite 208, CEP 29157-405, registered as taxpayer under CNPJ/MF No. 04.373.710/0001-18, herein represented by its undersigned legal representatives (“Rio Novo” and, together with TRIP Participações, “TRIP’s Shareholders” or “Merged Shareholders”); and

On the other side,

(c)	AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Alameda Surubiju, Nos. 2010 and 2050, Block A, suite 21, Alphaville Industrial, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by its undersigned legal representatives (“AZUL Holding” and, together with TRIP’s Shareholders, the “Parties”, and each of them, individually, a “Party”),

And, in the capacity of intervening and consenting parties (the “Intervening and Consenting Parties”):

(d)	AZUL LINHAS AÉREAS BRASILEIRAS S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Alameda Surubiju, Nos. 2010 and 2050, Block A, suite 21, Alphaville Industrial, registered as taxpayer under CNPJ/MF No. 09.296.295/0001-60, herein represented by its undersigned legal representatives (“AZUL”);

(e)	TRIP LINHAS AÉREAS S.A., a corporation with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 02.428.624/0001-30, herein represented by its undersigned legal representatives (“TRIP”); and

(f)	DAVID GARY NEELEMAN, Brazilian, married, bearer of Identification Card RG No. 53.031.273-6 SSP/SP and registered as taxpayer under CPF/MF No. 744.573.731-68 (“Neeleman”), herein represented by his undersigned attorneys-in-fact, and being bound to this Agreement exclusively with respect to Sections 2.1, 2.2, 2.3, 3.1, 3.2, 4.4, 4.5, 4.6, 9.1, 9.1.1, and 9.3 hereof.

PREAMBLE

WHEREAS, on the Date of Execution, the capital stock of AZUL Holding and of TRIP is, respectively, (i) R$ 400,708,400.00 (four hundred million, seven hundred and eight thousand, and four hundred Brazilian Reais), divided into 4,031,250 (four million, thirty-one thousand, two hundred and fifty) shares, being 2,500,000 (two million, five hundred thousand) class A common shares (“AZUL Holding’s Common Shares”), 125,000 (one hundred twenty-five thousand) class A preferred shares (“AZUL Holding’s Class A Preferred Shares”), and 1,406,250 (one million, four hundred and six thousand, two hundred and twenty-five) class B preferred shares (“AZUL Holding’s Class B Preferred Shares”) (AZUL Holding’s Common Shares, AZUL Holding’s Class A Preferred Shares, and AZUL Holding’s Class B Preferred Shares are collectively referred to as “AZUL Holding’s Shares”); and (ii) R$84,166,666.00 (eighty-four million, one hundred sixty-six thousand, six hundred sixty-six Brazilian Reais), divided into 77,854,166 (seventy-seven million, eight hundred fifty-four thousand, one hundred sixty-six) common shares and 6,312,500 (six million, three hundred and twelve thousand, five hundred) preferred shares (“TRIP’s Shares”);

WHEREAS AZUL Holding’s current shareholders (the “Original Shareholders”) collectively hold, on the Date of Execution, 100% (one hundred percent) of AZUL Holding’s Shares, pursuant to the proportion indicated in the table contained in Exhibit A hereof, and Neeleman holds 100% (one hundred percent) of AZUL Holding’s Common Shares;

WHEREAS TRIP’s Shareholders collectively hold, on the Date of Execution, 100% (one hundred percent) of TRIP’s Shares, according to the following proportion: (a) TRIP Participações is the holder of 55,550,000 (fifty-five million, five hundred and fifty thousand) common shares issued by TRIP, (b) TRIP Investimentos holds 15,570,833 (fifteen million, five hundred and seventy thousand, eight hundred and thirty-three) common shares and 6,312,500 (six million, three hundred and twelve thousand, five hundred) preferred shares, all issued by TRIP; and (c) Rio Novo is the holder of 6,733,333 (six million, seven hundred and thirty-three thousand, three hundred thirty-three) common shares issued by TRIP; and

WHEREAS the Shareholders of TRIP and AZUL Holding share a mutual interest in merging all TRIP’s Shares into AZUL Holding, and subsequently delivering newly issued shares of AZUL Holding to TRIP’s Shareholders, without causing the winding up of TRIP, pursuant to the provisions of article 252 of Law No. 6,404, dated December 15, 1976 (as amended from time to time, the “Corporations Law”). This transaction aims to submit AZUL and TRIP to the same corporate control, thereby increasing (i) the synergies and operating capacity of the two companies, (ii) the quality standard of air transportation services in the Brazilian civil aviation industry, and (iii) competitiveness before the leading companies of this sector (the “Merger of Shares” or the “Transaction”),

NOW, THEREFORE, THE PARTIES, together with the Intervening and Consenting Parties, have resolved to enter into this Agreement, which shall be governed by the following sections and conditions:

SECTION I

DEFINED TERMS AND INTERPRETATION

1.1. Defined Terms. For the purposes of this Agreement (including the Preamble above and its Exhibits), except as otherwise provided for herein, the capitalized terms used herein shall have the following meanings:

“AZUL Holding’s Shares” has the meaning ascribed to it in the Preamble hereof.

“AZUL Holding’s Common Shares” has the meaning ascribed to it in the Preamble hereof.

“AZUL Holding’s Class A Preferred Shares” has the meaning ascribed to it in the Preamble hereof.

“AZUL Holding’s Class B Preferred Shares” has the meaning ascribed to it in the Preamble hereof.

“TRIP’s Shares” has the meaning ascribed to it in the Preamble hereof.

“AZUL Holding’s Shareholders’ Agreement” means the Second Amendment to the Shareholders’ Agreement of AZUL Holding, dated August 28, 2009.

“AZUL Holding’s Shareholders’ Agreement - After the Merger of Shares” has the meaning ascribed to it in Section 3.2(iv).

“TRIP’s Shareholders” has the meaning ascribed to it in the identification of the Parties above.

“Original Shareholders” has the meaning ascribed to it in the Preamble hereof.

“Class B Shareholders” has the meaning ascribed to it in Section 4.4.

“Affiliate” means, (a) in relation to a legal entity, (i) any individual or another legal entity holding, directly or indirectly, the Control of such legal entity, (ii) any legal entity Controlled, directly or indirectly, by such person, or (iii) any legal entity which is directly or indirectly under common Control with such person; and (b) in relation to an individual, any legal entity that, directly or indirectly, is Controlled by the individual in question.

“AZUL Holding’s AGE” has the meaning ascribed to it in Section 3.2(i).

“Subscription Warrant AGE - TRIP’s Shareholders” has the meaning ascribed to it in Section 4.4 hereof.

“Subscription Warrant AGE - Original Shareholders” has the meaning ascribed to it in Section 4.4.1 hereof.

“TRIP’s AGE” has the meaning ascribed to it in Section 3.2(ii).

“ANAC” means the National Civil Aviation Agency.

“Consent of Class B Shareholders” has the meaning ascribed to it in Section 4.4.

“Preparatory Actions to the Merger of Shares” has the meaning ascribed to it in Section 2.1.

“Current Officers of TRIP” has the meaning ascribed to it in Section 9.4.

“Governmental Authority” means any and all government, agency, department, secretariat, court or other body of Brazilian or foreign governments, whether at federal, state, or municipal level, directly or indirectly linked to the judicial, legislative or executive branches of government, the arbitration chamber or court, the self-regulatory agencies, the public attorney’s office, and other non-governmental authorities.

“Authorization” means any and all authorizations, consents, approvals, orders, resolutions, licenses, concessions, permits, notices, exemptions, filings, waivers, grants, contracts, agreements, certificates, national and/or international certifications, decrees, judicial decisions, injunctions, registries, notary public legalizations or registries issued by any Governmental Authority.

“ANAC’s Authorization” has the meaning ascribed to it in Section 5.1(iii).

“Due Diligence Evaluation” has the meaning ascribed to it in Section 4.3.

“AZUL” has the meaning ascribed to it in the identification of the Parties above.

“AZUL Holding” has the meaning ascribed to it in the identification of the Parties above.

“TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment” has the meaning ascribed to it in Section 4.4.

“Subscription Warrant - Pre-Money Valuation Adjustment” has the meaning ascribed to it in Section 4.4 hereof.

“Subscription Warrants for the Adjustment of Shareholding - Original Shareholders” has the meaning ascribed to it in Section 4.4.1

“Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders” has the meaning ascribed to it in Section 4.4.

“Brazil” means the Federative Republic of Brazil.

“CDI” means the annual average rate (considering a year with 252 days) relating to transactions with Interbank Deposit Certificates - CDI, with a term equal to 1 (one) Business Day (over), calculated and published by CETIP S.A. - Balcão Organizado de Ativos e Derivativos, with the daily factor rounded up at the eighth decimal place, or, in case of its extinction, an equivalent rate that replaces it.

“Arbitration Center” has the meaning ascribed to it in Section 10.10.1.

“Basket” has the meaning ascribed to it in Section 8.5.

“CNPJ/MF” means the National Registry of Legal Entities of the Ministry of Finance.

“Civil Procedure Code” means Federal Law No. 5,869, dated January 11, 1973, as amended from time to time.

“Non-Competition Commitment” has the meaning ascribed to it in Section 9.1.

“Transition Committee” has the meaning ascribed to it in Section 4.2.

“Memorandum Account” has the meaning ascribed to it in Section 8.4.

“Contingencies” has the meaning ascribed to it in Section 7.2.11.

“Agreement” means this Investment Agreement, as amended, modified, renegotiated, supplemented, or replaced, from time to time.

“Code Share Agreement” has the meaning ascribed to it in Section 10.15.

“TRIP Relevant Agreements” has the meaning ascribed to it in Section 7.2.8(a).

“AZUL Holding Relevant Agreements” has the meaning ascribed to it in Section 7.3.7 (a).

“Control” means, cumulatively, (a) the power to elect the majority of the managers, and (b) the ownership of securities that ensure, on a permanent basis, the majority of the votes at resolutions of the general shareholders’ meeting or quotaholders’ meetings of any Person. Any terms deriving from Control, such as “Controlled Entity” and “Controlling Entity”, shall have a meaning analogous to Control.

“CPF/MF” means the National Registry of Individuals of the Ministry of Finance.

“Date of Merger” has the meaning ascribed to it in Section 3.1.

“Date of Execution” means the date of signing of this Agreement, that is, May 25, 2012.

“Date of Conclusion of Due Diligence Exercises” has the meaning ascribed to it in Section 4.3.

“Adjustment - Indemnifications Date” has the meaning ascribed to it in Section 8.1.1.

“Deadline” has the meaning ascribed to it in Section 6.2

“Deadline for the Delivery of Exhibits” has the meaning ascribed to it in Section 4.7.

“Suspended Representations and Warranties” has the meaning ascribed to it in Section 4.7.

“Defense” has the meaning ascribed to it in Section 8.6.2.

“Third Party Claim” has the meaning ascribed to it in Section 8.6.

CONFIDENTIAL TREATMENT REQUESTED

“Direct Claim” has the meaning ascribed to it in Section 8.7.

“Financial Statements” means the audited financial statements of TRIP and AZUL Holding dated as of and for the Fiscal Year ended December 31, 2011, and non-audited financial statements, with limited review, of TRIP and of AZUL Holding dated as of and for the fiscal quarter ended March 31, 2012.

“Business Day” means any day (other than Saturday and Sunday), on which the commercial banks are generally opened for business in the City of São Paulo, State of São Paulo, for ordinary banking transactions.

“Replaced Officer” has the meaning ascribed to it in Section 9.4.

“Dispute” means, as the case may be, any demand, action, proceeding, claim, investigation, arbitration, mediation, or other type of action or proceeding, whether of judicial, administrative, or arbitral nature.

“Transactions Documents” means this Agreement and any other contracts, instruments, documents, and/or corporate acts entered into for the purposes of the implementation of the Transaction.

“Due Diligence Exercises” has the meaning ascribed to it in Section 4.3.

“Call Notices” has the meaning ascribed to it in Section 3.1.

“Material Adverse Effect” means any material adverse change in respect of the businesses, assets, condition (financial or otherwise), forecasts, or operating results of TRIP and AZUL Holding. Notwithstanding the generality of the foregoing, the event or series of events of the same nature that involves or may be expected to involve a Loss (as defined below) or a series of Losses of the same nature, in an amount equal to or higher than [*****] shall necessarily be considered a Material Adverse Effect.

“Material Adverse Effect of the Due Diligence Exercises” means any fact, circumstance, or event related to TRIP or AZUL Holding, that is materially adverse with respect to the businesses, operations, assets, condition (financial or otherwise), forecasts, or operating results of TRIP or AZUL, identified by the Parties during the Due Diligence Exercises. Notwithstanding the generality of the foregoing, the following events shall be considered a Material Adverse Effect of the Due Diligence Exercises: (i) the event or series of events of the same nature involving or that may be expected to involve a Loss (as defined below), or series of Losses of the same nature, in an amount equal to or higher than [*****]; or (ii) the noncompliance by TRIP, AZUL Holding, or any of their Affiliates, with the parameters, aeronautic and air navigation guidelines, manuals, and technical, operating, and security standards regarding the operation and maintenance of aircraft, engines, spare and other parts.

“Excerpt” has the meaning ascribed to it in Section 8.4.1.

“Encumbrances” means, as the case may be, any mortgage, pledge, third party right (including of inheritance and succession nature), demand, security interest, encumbrance, lien, charge, chattel mortgage with or without title retention, attachment, seizure, lease,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

sublease, licensing, enrollment, usufruct, easement, covenant, condition, adverse possession, voting agreement, equity interest, option, right of first refusal, preemptive right, negotiation or acquisition rights, other constraints or restrictions of any nature, which include Encumbrances constituted as a result of contractual provisions or a Governmental Authority decision;

“Officer’s Indemnification” has the meaning ascribed to it in Section 9.4.

“Mergers of Shares” has the meaning ascribed to it in the Preamble hereof.

“Confidential Information” means the information exchanged by the Parties in the context of the negotiation of this Agreement and the Transaction contemplated hereby, including any data and/or information, whether written or oral, including discoveries, ideas, secrets, and/or information of business, financial, operational, economic, technical, and legal nature and the exchange of correspondence.

“Intervening and Consenting Parties” has the meaning ascribed to it in the identification of the Parties above.

“TRIP’s Evaluation Report” has the meaning ascribed to it in Section 2.1(i).

“Law” means any and all laws, decrees, ordinances, rules, regulations, judgments, administrative, judicial or arbitration decisions, instructions, rulings or orders of any Governmental Authority.

“Corporations Law” means Federal Law No. 6,404, dated December 15, 1976 (as amended from time to time).

“Competing Business” has the meaning ascribed to it in Section 9.1.

“Neeleman” has the meaning ascribed to it in the Preamble hereof.

“Notice of Direct Claim” has the meaning ascribed to it in Section 8.6.

“Notice of Third Party Claim” has the meaning ascribed to it in Section 8.4.1.

“AZUL Holding’s New Shares” has the meaning ascribed to it in Section 2.1(iii).

“AZUL Holding’s New Common Shares” has the meaning ascribed to it in Section 2.1(iii).

“AZUL Holding’s New Class B Preferred Shares” has the meaning ascribed to it in Section 2.1(iii).

“No Transfer Obligation” has the meaning ascribed to it in Section 4.4 hereof.

“Transaction” means the Merger of Shares, pursuant to the terms and conditions set forth in this Agreement.

“Party” or “Parties” has the meaning ascribed to it in the identification of the Parties above.

“Indemnifying Party” has the meaning ascribed to it in Section 8.6.1.

“AZUL Holding’s Indemnifiable Parties” has the meaning ascribed to it in Section 8.1.

“TRIP’s Shareholders’ Indemnifiable Parties” has the meaning ascribed to it in Section 8.2.

“Indemnifiable Parties” has the meaning ascribed to it in Section 8.2.

“Related Parties” has the meaning set forth in the CPC Technical Pronouncement No. 5 (R1), approved by the Resolution of the Securities and Exchange Commission No. 642/2010.

“Loss” means, as the case may be, any and all losses and damages, and/or contingencies (including costs and expenses with actions, demands, arbitrations, or proceedings, amounts paid for evaluations, reports, decisions or settlements, interests and penalties, expenditures, and reasonable fees of attorneys, accountants and other experts and advisors, incurred in the defense against any of these actions, demands, arbitrations, or proceedings, any other costs and expenses directly or indirectly related to a Loss), including as a result of: (a) a Dispute; (b) any and all violation of Law or agreement, including, contractual termination outside the normal course of business; or (c) performance fees and/or any other commissions that have not been disclosed in the Exhibits hereto, except for expenses and commissions relating to the completion of the Transaction;

“Losses With Cash Outflow of AZUL Holding” has the meaning ascribed to it in Section 8.1.1(a)(i).

“Losses With Cash Outflow of TRIP’s Shareholders” has the meaning ascribed to it in Section 8.1.1(a)(i).

“Total Losses of Parties up to the Date of Adjustment - Indemnification” has the meaning ascribed to it in Section 8.1.1(a)(i).

“Lock-up Period” has the meaning ascribed to it in Section 9.3.

“Person” means, as the case may be, an individual or legal entity, including a foundation, de jure company, regardless of its corporate type, association, consortium, co-ownership, or de facto entity, whether or not incorporated.

“Benefit Plans” has the meaning ascribed to it in Section 7.2.24.

“Secured Term of Office” has the meaning ascribed to it in Section 9.4.

“Pre-Money Valuation” has the meaning ascribed to it in Section 6.1.

“Guarantee Providers” has the meaning ascribed to it in Section 4.8 hereof.

“Intellectual Property” means any and all patents, trademarks, industrial drawings, software, registered or not, as well as the right to apply for registration of any of the foregoing, copyright and topographies over electronic circuits, trade names, logos, domain names, rights of use relating to any of the foregoing, as well as any rights and forms of protection of similar or analogous nature to any of the foregoing, anywhere in the world, including the right to file judicial lawsuits or administrative proceedings based on the violation of any of the rights mentioned above.

“Protocol of Merger of TRIP’s Shares” has the meaning ascribed to it in Section 2.1(ii).

“Completion of the IPO” has the meaning ascribed to it in Section 8.1.1.

“Regulation” has the meaning ascribed to it in Section 10.10.1.

“Initial Exchange Ratio” has the meaning ascribed to it in Section 2.1(iii).

“Resources Onlending to TRIP after ANAC’s Approval” has the meaning ascribed to it in Section 10.16.

“Rio Novo” has the meaning ascribed to it in the identification of the Parties above.

“Cash Outflow on the part of the AZUL Holding Indemnifiable Parties” means any disbursement of financial resources performed due to the Losses mentioned in Section 8.1, by the AZUL Holding’s Indemnifiable Parties.

“Cash Outflow on the part of TRIP’s Shareholders’ Indemnifiable Parties” means any disbursement means any disbursement of financial resources performed due to the Losses mentioned in Section 8.2, by TRIP’s Shareholders’ Indemnifiable Parties or by AZUL Holding or by companies that, on the date hereof, are Controlled by AZUL Holding, it being understood and established herein, for the avoidance of doubts, that Losses at the level of TRIP and its Affiliates, on the date hereof, are not covered by this definition.

“SBDC” means the Brazilian Competition Policy System, which is composed of the following governmental bodies: (i) the Administrative Council for Economic Defense, (ii) the Economic Law Office, and (iii) the Secretariat for Economic Monitoring.

“SkyWest” has the meaning ascribed to it in Section 2.2.

“Conversion Rate” means the average purchase and sale rate of Brazilian Reais and United State Dollars, published by the Central Bank of Brazil, through SISBACEN system, PTAX 800 transaction, Option 5, Currency Code 220, on the Business Day immediately prior to payment.

“Transfer” means any sale, transfer, assignment, or any other disposal of securities, directly or indirectly (including by means of contract, merger, amalgamation, spin-off or otherwise), voluntarily or not (by means of exchange, derivatives transaction or otherwise), with or without payment.

“Transfer of SkyWest’s Shares to TRIP Investimentos” has the meaning ascribed to it in Section 2.2.

“Arbitration Court” has the meaning ascribed to it in Section 10.10.3.

“Taxes” means any and all taxes, social contributions, social security contributions, charge, fee, impost, fine, or other tax assessments by any Governmental Authority, including taxes on or relating to income, gross revenues, excise duties, property, sales, gains, use, license, customs duties, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, profits, donations, labor indemnities, value-added, disability, premium, credit, services, leases, employment, stamp, and other taxes, and shall include interests, penalties or accretions attributable thereto or to any failure to comply with any requirement regarding tax returns.

“TRIP” has the meaning ascribed to it in the identification of the Parties above;

“TRIP Participações” has the meaning ascribed to it in the identification of the Parties above; and

1.2. Interpretation. For the purposes of this Agreement, unless the context requires otherwise:

(i)	any reference to laws or legal provisions must include all supplemental legislation enacted and sanctioned, from time to time, under the terms of such legal provision, as amended or restated from time to time;

(ii)	any reference to the singular form must include the plural form and vice-versa;

(iii)	any reference to the masculine or feminine must include one another;

(iv)	any references to a “company”, “entity”, or “corporation” must include its board of directors, officers and audit committee, as well as any other body (statutory or not) performing similar duties;

(v)	the Preamble, the identification of the Parties, and the Exhibits integrate this Agreement and shall be in effect as if they were expressly set forth in the text of this Agreement, it being understood that any reference to this Agreement must include all items of the Preamble, the identification of the Parties, and all Exhibits hereto;

(vi)	all Exhibits hereto are an integral part of this Agreement and, in case of conflict between the provisions of the Exhibits and of this Agreement, the terms and conditions of this Agreement shall prevail;

(vii)	references to this Agreement or any other document must be construed as references to this Agreement or to such other document, as amended, modified, renegotiated, supplemented, or replaced, from time to time;

(viii)	the expression “this Section”, unless followed by a reference to a specific provision, must be considered as referring to the whole Section (not only the Section, Subsection, paragraph, or other provision) in which the expression appears;

(ix)	the headings of the Sections, Subsections, Exhibits, parts and paragraphs are for convenience purposes only and shall not affect the construction and interpretation of this Agreement; and

(x)	the words “include”, “inclusive”, and “including” must be interpreted as being for illustration or emphasis purposes only, and must not be interpreted, nor applied as a restriction to the generality of any previous words.

SECTION II

PREPARATORY ACTIONS TO THE MERGER OF SHARES

2.1. Preparatory Actions to the Merger of Shares. Subject to the terms and conditions set forth in this Agreement and provided that all conditions precedent contained in Section 5.1 below have been fully complied with or validly waived by the Parties, TRIP’s Shareholders and TRIP, on one side, and AZUL Holding and Neeleman, on the other side, must take all actions within their power to have the Merger of Shares approved by the relevant general shareholders’ meetings, on the Date of Merger, including and by means of the adoption and/or taking of the following acts and/or actions (the “Preparatory Actions to the Merger of Shares”):

(i)	TRIP’s Shareholders must hire a specialized firm to prepare the evaluation report of the shares issued by TRIP (“TRIP’s Evaluation Report”), as soon as possible, for the purposes of evaluation based on the accounting value of TRIP’s Shares to be merged by AZUL Holding, which shall be submitted to approval by the general shareholders’ meeting of AZUL Holding that shall decide on the capital increase arising from the Merger of Shares;

(ii)	the management of AZUL Holding and the management of TRIP shall enter into the protocol and justification of the Merger of Shares, according to terms mutually agreed to (the “TRIP’s Protocol of Merger of Shares”); and

(iii)	subject to the provision of Section VI, the Parties establish that the number of Class A common shares and Class B preferred shares of AZUL Holding to be issued as a result of the Merger of Shares (respectively, “AZUL Holding’s New Common Shares” and “AZUL Holding’s New Class B Preferred Shares”, and collectively, “AZUL Holding’s New Shares”) shall be equivalent to 30.7% (thirty point seven percent) of the total shares issued by AZUL Holding (the “Initial Exchange Ratio”) after the Merger of Shares. The types and total number of AZUL Holding’s New Shares issued (on a prorated basis) in favor of TRIP’s Shareholders, on the Date of Merger, are indicated in Exhibit 2.1(iii).

2.2. Maintenance of Equity Participations. TRIP’s Shareholders and Neeleman undertake, between the Date of Execution and the Date of Merger, to refrain from selling, assigning, transferring, waiving, encumbering, creating any lien (directly or indirectly), offering as payment, contributing to capital, exchanging, and/or disposing of, in any manner, any of TRIP’s Shares and/or of AZUL Holding Shares, respectively, in favor of third parties, directly or indirectly, except for the transfer of all shares of SkyWest, Inc., a foreign company with head office in the United States of America, in the City of St. George, State of Utah, registered as taxpayer under CNPJ/MF No. 9.944.419/0001-76 (“SkyWest”) in the capital stock of TRIP, corresponding to 15,570,833 (fifteen million, five hundred and seventy thousand, eight hundred thirty-three) common shares and 6,312,500 (six million, three hundred and twelve thousand, five hundred) preferred shares, all issued by TRIP, according to the share purchase and sale agreement executed on May 23,2012, which effectiveness is contingent upon the approval of such transaction by ANAC (the “Transfer of SkyWest Shares to TRIP Investimentos”).

2.3. Cooperation. The Parties and the Intervening and Consenting Parties shall cooperate with each other and make any additional information available, as may be required, on reasonable basis, by the requesting party, for the perfect completion of the Merger of Shares, as quickly as possible.

SECTION III

MERGER OF SHARES AND ACTIONS ON THE DATE OF MERGER

3.1. Merger of Shares. On the 5th (fifth) business day after the date of satisfaction of the conditions precedent contained in Section 5.1, AZUL Holding and Neeleman, on one side, and TRIP and TRIP’s Shareholders, on the other side, shall cause the call notices of the AZUL Holding’s AGE and of the TRIP’s AGE (as defined below) to be published (the “Call Notices”), in order for the Merger of Shares to occur: (i) in 8 (eight) days after the publication of the Call Notices, if AZUL Holding’s AGE and TRIP’s AGE are held on first call, or (ii) in 5 (five) days from such date, if they are held on second call, at AZUL Holding’s head office, or at another location, as established in writing by the Parties, or further (iii) on the 5th (fifth) Business Day following the date of satisfaction of all conditions precedent set forth in Section 5.1, in case AZUL Holding’s AGE and TRIP’s AGE may be held with a waiver of the call notice requirement, pursuant to article 124, paragraph 4 of the Corporations Law (the “Date of Merger”). Notwithstanding the provision of this section, the Parties agree to use their best efforts to cause the Merger of Shares to occur as soon as possible after the Date of Execution.

3.2. Actions and Procedures on the Date of Merger. Subject to the terms and conditions of this Agreement, the Parties and Neeleman shall take the following actions on the Date of Merger:

(i)	the extraordinary shareholders’ meeting of AZUL Holding shall be held to deliberate on: (a) the confirmation and ratification of the name of the specialized firm to prepare TRIP’s Evaluation Report, as referred to in Section 2.1(i) above; and (b) the TRIP’s Protocol of Merger of Shares and the consequent capital increase of AZUL Holding by issuance of new shares of AZUL Holding (“AZUL Holding’s AGE”);

(ii)	the extraordinary shareholders’ meeting of TRIP shall be held to deliberate on: (a) the confirmation and ratification of the name of the specialized firm to prepare TRIP’s Evaluation Report, as referred to in Section 2.1(i) above; and (b) the TRIP’s Protocol of Merger of Shares and the Merger of Shares (“TRIP’s AGE”);

(iii)	on the Date of Merger, after AZUL Holding’s AGE and TRIP’s AGE, the managements of AZUL Holding and TRIP, as applicable, shall cause all acts, instruments, and/or documents necessary for the consummation of the Merger of Shares, according to the Initial Exchange Ratio established in Section 2.1(iii), to be duly executed;

(iv)	the execution of an amendment to AZUL Holding’s Shareholders’ Agreement, pursuant to which TRIP’s Shareholders shall be granted and receive certain rights granted to the Original Shareholders, pursuant to Exhibit 3.2(iv) (“AZUL Holding’s Shareholders’ Agreement - After the Merger of Shares”); and

(v)	appointment of the new members of the Board of Directors of AZUL Holding, under the terms and conditions of the AZUL Holding’s Shareholders’ Agreement - After the Merger of Shares, and the amendment to the Bylaws of AZUL Holding, in order to adjust it to the terms and conditions of the AZUL Holding’s Shareholders’ Agreement - After the Merger of Shares.

3.3. Concurrent Actions for the Merger of Shares. All acts and obligations indicated in Section 3.2 above shall be considered to happen concurrently. No act and/or obligation shall be considered effectively taken or satisfied until all other acts and/or obligations set forth in Section 3.2 above have been taken or satisfied, except if the Parties agree otherwise, in writing.

3.4. Right to Withdraw. TRIP and TRIP’s Shareholders shall have the right not to formalize and close the Merger of Shares if the Original Shareholders exercise, in a substantial number, the right to withdraw set forth in Section 252, §1º, of the Corporations Law, it being understood that, under such a scenario, this Agreement might be terminated by either TRIP’s Shareholders or TRIP, without any penalty.

SECTION IV

ACTIONS BETWEEN THE DATE OF EXECUTION AND THE DATE OF MERGER

4.1. Covenants. Except with respect to the Merger of Shares, from the Date of Execution until the Date of Merger or termination of this Agreement, (i) AZUL Holding, on one side, and (ii) each of TRIP’s Shareholders and TRIP, on the other side, undertake to (in relation to themselves and/or their respective Controlled Entities, as applicable), pursuant to Section 4.2 below: (a) conduct their operations in the ordinary course of business without any relevant changes in their activities in relation to past practices; and (b) use their best efforts to preserve, to the extent consistent with past practices, their current relationships with their respective customers, suppliers, and/or other persons with whom they have relevant business relationships. Without prejudice to the provisions of this Section 4.1, from the Date of Execution until the Date of Merger, TRIP’s Shareholders, TRIP, and/or AZUL Holding shall not take (nor allow any of their Controlling Entities to take), without the prior written consent of the other Parties, any of the following actions relating to TRIP, AZUL Holding, and/or their respective Controlled Entities (as applicable):

(i)	any amendment to the articles of association/bylaws that has, or may have, a relevant impact on the business of such a Party and/or its Controlled Entities or that, in any manner, has, or may have, effects on the transactions set forth herein, including the capital increase or decrease, except for amendments implemented in the context of the Merger of Shares or those necessary for the satisfaction of the provisions of Section 2.2;

(ii)	any corporate reorganization (except for the Merger of Shares), including the merger, spin-off, amalgamation, or merger of shares;

CONFIDENTIAL TREATMENT REQUESTED

(iii)	the constitution of mortgage, exchange, encumbrance or, in any other manner, the creation of liens on the assets, outside the normal course of business;

(iv)	any declaration of dividends, payment of interest on shareholders’ equity, even if in the ordinary course of business , or any other distributions or payments to shareholders or quotaholders, except for those performed as remuneration for a legitimate director / manager position at TRIP, AZUL Holding and/or any of their respective Subsidiaries;

(v)	any sale, on any account, of any assets, outside the ordinary course of business;

(vi)	the transfer, encumbrance or granting of any rights or licenses on Intellectual Property;

(vii)	the transfer or encumbrance of any concessions, permits, authorizations or rights granted by ANAC or other Governmental Authorities (whether or not connected to the aviation sector);

(viii)	the decrease in the total number of slots currently allocated by ANAC to AZUL, TRIP, and/or any of their Controlled Entities;

(ix)	any acquisition, transfer, encumbrance, subscription, and payment of shares or quotas of other companies (except for the Merger of Shares) or any involvement in joint ventures, consortia, companies, or associations of any nature;

(x)	any contracting, concession, or assumption of loans, financing or advances, in an aggregate amount [*****] per year, and/or granting of any guarantees in favor of third parties (other than to one of their Controlled Entities), as well as any free release in relation to any debts or obligations of third parties (other than to one of their Controlled Entities), except for the contracting of refinancing in the approximate amount of [*****]

(xi)	the filing of a petition for bankruptcy or receivership under court supervision or otherwise;

(xii)	the establishment or undertaking with respect to activities different from those described in the corporate purpose;

(xiii)	the execution, renewal, and/or amendment of contracts or agreement, written or oral, in an amount [*****], with any Related Parties;

(xiv)

the execution, renewal, and/or amendment of any leasing, lease, and/or sublease agreements, except for (a) transactions or operations carried out in the normal course of business; (b) the execution of leasing agreements for

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

which a request or order has been issued prior to the Date of Execution; (c) the renewal of the terms set forth in the respective leasing, lease, or sublease agreements; (d) amendments that do not imply a reduction of use or area, change of location, and/or that do not imply an increase higher than 15% (fifteen percent) of the monthly amount of the leasing, lease or sublease agreement; and (e) lease renewal actions;

(xv)	the hiring and/or dismissal of managers and/or employees of TRIP and/or AZUL Holding (except for those involving members of the technical and commercial crew and airport agents of TRIP and/or AZUL), who, in any case, receive a monthly base salary [*****], and/or any change in the current remuneration of managers and other employees, except for possible increases arising from negotiations with unions, or advance of any remuneration to such persons in an amount not [*****]; and

(xvi)	the entering into any new agreements or transactions with third parties or advances to agreements in effect, which create new obligations outside the normal course of business and which individual or aggregate amount in a series of transactions of the same nature exceeds R$1,000,000.00 (one million Brazilian Reais).

4.2. Transition Committee. From the Date of Execution until the Date of Merger, AZUL and TRIP shall form a transition committee, composed of [*****] (the “Transition Committee”), being the Chairman of the Transition Committee appointed by [*****] The Transition Committee shall be responsible for implementing all necessary managerial premises and measures (including those requested for the purposes of compliance with the provisions of Sections 9.5 and 9.6 of this Agreement), necessary for AZUL and TRIP to benefit from the synergies arising out of the Transaction, it being agreed that all resolutions shall be passed based on unanimity. During the operation of the Transition Committee, AZUL Holding and TRIP will maintain their operational and managerial independence, and synergies and cost reductions eventually provided by the Transaction shall only occur subject to the unanimous decision of the Transition Committee. The Transition Committee shall be extinct by mutual agreement of the Parties or on the date on which the Airline Approval Certificate of TRIP or AZUL is cancelled.

4.2.1. After the Date of Merger, the Transition Committee shall continue to be comprised of [*****], and shall continue being responsible for implementing all necessary managerial premises and measures (including those requested for the purposes of compliance with the provisions of Sections 9.5 and 9.6 of this Agreement) to integrate the companies and benefit from the synergies and cost reductions provided by the Transaction. After the Date of Merger, the matters related to the Transition Committee shall be discussed and decided by the majority of its members, and in case of a deadlock, the [*****] shall have a casting vote. AZUL Holding, TRIP, and TRIP’s Shareholders shall take all actions necessary and sufficient (including, but not limited to, corporate related actions, such as the approval by the general shareholders’ meeting, and/or the board of directors, as the case may be) for such decisions of the Transition Committee to be implemented as soon as possible.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

4.3. Due Diligence. From the Date of Execution, AZUL Holding and TRIP shall conduct a legal, accounting, financing, technical, and operational due diligence exercise regarding one another and their Affiliates (the “Due Diligence Exercises”). The Due Diligence Exercises shall be concluded within 60 (sixty) days from the Date of Execution. Each Party, therefore, undertakes to cooperate with one another to make available, in a timely and organized manner, the requested documentation, as well as to afford broad access to the data and records of operating information relating to the operation, maintenance, security, and management of the fleet of aircraft, engines, spare and other parts (the “Date of Completion of the Due Diligence Exercises”). Until the Date of Completion of the Due Diligence Exercises, the Parties agree to maintain the virtual data room open, updated and organized with all information requested and necessary for the conclusion of the Due Diligence Exercises. After the Date of Completion of the Due Diligence Exercises, each Party shall, within the following 30 (thirty) days, meet with their respective advisors in order to evaluate and reach the conclusions on the respective final reports of the Due Diligence Exercises, and to define, in a reasonable and justified manner, if a Material Adverse Effect of the Due Diligence Exercises has been identified during the Due Diligence Exercises for the purposes of satisfaction or not of the provisions of Section 5.1(ix) (the “Evaluation of the Due Diligence Exercises”).

4.4. Consent of Class B Shareholders. Warrant. AZUL Holding and Neeleman shall endeavor their best efforts to cause all of the Original Shareholders holding AZUL Holding’s Class B Preferred Shares (“Class B Shareholders”) attached hereto as Exhibit A, to vote for the Merger of Shares, as well as agree with the commitment to transfer, proportionally to the shareholding of each Class B Shareholders in AZUL Holding, to TRIP’s Shareholders, as many AZUL Holding’s Class B Preferred Shares as may be necessary to comply with the provisions of Sections 6 and 8 below. AZUL Holding and Neeleman shall work together with the Class B Shareholders in order to determine whether all Class B Preferred Shareholders may consent in writing to the provisions of Sections 6 and 8 of this Agreement, declaring in such document that (i) they will not transfer certain percentage of their AZUL Holding’s Class B Preferred Shares up to the Adjustment - Indemnifications Date (in order to comply with the adjustment obligations set forth in Sections 6 and 8 of this Agreement), and such percentage shall be defined in good faith by all Parties after the conclusion of the Due Diligences Exercises (“No Transfer Obligation”) and (ii) prepare the annotations of the No Transfer Obligation on AZUL Holding’s Share Registry Book (the “Consent of Class B Shareholders”). If all conditions precedent provided for in Section 5.1 have been satisfied and AZUL Holding and Neeleman have not obtained the consents of the Class B Shareholders, Neeleman and AZUL Holding agree to call an AZUL Holding’s AGE for the approval of the issuance of two (2) subscription warrants (bônus de subscrição) by AZUL Holding (the “Subscription Warrant AGE - TRIP’s Shareholders”), for a subscription price of [*****] each. One of the abovementioned subscription warrants shall be issued by AZUL Holding in favor of TRIP’s Shareholders in order to ensure that TRIP’s Shareholders receive from AZUL Holding, subject to Section 6, as many Class B preferred shares as necessary to comply with the obligations of adjustment of shareholding provided for in Section 6 of this Agreement, related to determination of the Pre-Money Valuation of AZUL Holding (the “Subscription Warrants - Pre-Money Valuation Adjustment”). The second of the abovementioned subscription warrants shall be issued by AZUL Holding in favor of TRIP’s Shareholders in order to ensure that TRIP’s Shareholders receive from AZUL Holding, subject to Section 8, as many preferred shares as necessary to comply with the indemnification obligation provided for in Section 8 of this Agreement (the

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

“TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment”, jointly with the Subscription Warrants - Pre-Money Valuation Adjustment, the “Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders”). AZUL Holding and Neeleman shall endeavor their best efforts to cause the Class B Shareholders to approve the issuance of the Subscription Warrants for the Adjustment of Shareholding - Trip’s Shareholders, waiving their preemptive rights. From the issuance of the Subscription Warrants for the Adjustment of Shareholding - Trip’s Shareholders, all obligations under Sections 6 and 8 of this Agreement will no longer be invoked against the Class B Shareholders, and TRIP’s Shareholders shall use the Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders to consummate the transactions described in Sections 6 and 8 hereof.

4.4.1 Mutually, AZUL Holding and Neeleman agree to call an AZUL Holding’s AGE (“Subscription Warrant AGE - Original Shareholders”), for the approval of the issuance of a subscription warrant by AZUL Holding in favor of each of the Original Shareholders, for a subscription price of [*****] to be paid pro rata to the equity participation of each Original Shareholder in the capital stock of AZUL Holding, which will grant to the Original Shareholders the right to subscribe for as many preferred shares issued by AZUL Holding as necessary to comply with the indemnification obligation provided for in Section 8 of this Agreement (“Subscription Warrants for the Adjustment of Shareholding - Original Shareholders”). AZUL Holding and Neeleman shall endeavor their best efforts to cause the Class B Preferred Shareholders to approve the issuance of the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders, waiving their preemptive rights.

4.5. Execution of the Shareholders’ Agreement After the IPO. Upon Completion of the IPO, Neeleman, on one side, and TRIP’s Shareholders, on the other side, with the intervention of AZUL Holding, hereby agree to execute a shareholders’ agreement, as set forth in Exhibit 4.5.

4.6. Amendment to AZUL Holding’s Bylaws. Immediately before the Completion of the IPO, Neeleman undertakes to cause AZUL Holding’s Bylaws to be amended in order to record as authority of the Board of Directors of AZUL Holding the matters listed in Section 6.3 of AZUL Holding’s Shareholders’ Agreement - After the Merger of Shares, provided that, under the Corporations Law, such matters are not the exclusive authority of AZUL Holding’s shareholders’ meeting. Exhibit 4.6 sets forth the matters which shall be approved by the Board of Directors for the purposes of Section 4.6.

4.7. Delivery of Exhibits; Representations and Warranties. The Parties hereby agree that, on the Date of Execution, the Parties are unable to provide certain Representations and Warranties set forth in Section 7, pursuant exclusively to the need to produce the Exhibits in reference to each of the following Representations and Warranties: 7.2.3(b), 7.2.7, 7.2.8, 7.2.9(b), 7.2.10, 7.2.12, 7.2.13, 7.2.14, 7.2.16(B)7.2.17, 7.2.20, 7.2.24, 7.3.3(b), 7.3.7, 7.3.8(b), 7.3.9, 7.3.11, 7.3.12, 7.3.13, 7.3.15(B), 7.3.16, 7.3.19, and 7.3.23 (the “Suspended Representations and Warranties”). Notwithstanding the foregoing, on the 15th (fifteenth) Business Day as of the Date of Execution (the “Deadline for the Delivery of Exhibits”), TRIP and TRIP’s Shareholders, on one side, and AZUL Holding, on the other side, shall provide each other the Suspended Representations and Warranties, on which the Parties will be committed to its terms and to the Exhibits delivered. If either Party fails to deliver the Exhibits in reference to the Suspended Representations and Warranties within the term

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

provided for herein, it is hereby agreed, for all contractual purposes, that such Party will have delivered, in the Deadline for the Delivery of Exhibits, all Suspended Representations and Warranties.

4.8. Guarantees by TRIP Participações and its Affiliates to TRIP. AZUL Holding shall endeavor its best efforts to replace TRIP Participações and its Affiliates in the capacity of guarantee providers in favor of TRIP and its Controlled Entities (the “Guarantee Providers”). AZUL Holding agrees to, within [*****] from the relevant request in this respect, reimburse TRIP Participações and its Affiliates for any payments made by the Guarantee Providers under the guarantee agreements granted by the Guarantee Providers in favor of TRIP, in the normal course of business. AZUL Holding shall endeavor its best efforts to replace Mr. José Mário Caprioli dos Santos from the capacity of depositary of the aircraft financing agreements. [*****]

SECTION V

CONDITIONS PRECEDENT TO THE MERGER OF SHARES

5.1. Conditions Precedent to the Merger of Shares. The Parties’ obligation to comply with their obligations in the Merger of Shares is subject to the satisfaction of the following conditions precedent before the Date of Merger (except for those which shall be satisfied on the Date of Merger), which may be waived, in writing, by each of the Parties, at its sole discretion (it being understood that no waiver shall hinder the indemnity right set forth in this Agreement):

(i)	TRIP’s Shareholders and TRIP shall have obtained any and all Authorizations in any manner necessary or related to the consummation of the Merger of Shares;

(ii)	AZUL Holding shall have obtained any and all Authorizations in any manner necessary or related to the consummation of the Merger of Shares;

(iii)	the approval of ANAC for the carrying out of the Merger of Shares shall have been obtained, pursuant to the terms and conditions set forth in this Agreement (the “ANAC’s Authorization”);

(iv)	the Transfer of SkyWest Shares to TRIP Investimentos shall have occurred;

(v)	the nonexistence of any order issued by any Governmental Authority or any Law, prohibiting, suspending, altering or limiting, in any manner, the Merger of Shares;

(vi)	no violation of any of the obligations or relevant representation and warranties of any of the Parties set forth in this Agreement or in any of the Transaction Documents shall have occurred;

(vii)	no judicial, arbitration, or administrative proceeding aiming to prohibit, restrict or postpone the Merger of Shares, or to challenge the validity or legitimacy of the Merger of Shares shall exist or be in course;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

(viii)	the following certificates of TRIP shall have been issued and be valid on the Date of Merger, for the specific purpose of registering the Merger of Shares: (i) Good Standing Certificate in relation to the Unemployment Guarantee Fund, issued by Caixa Econômica Federal; (ii) Clearance Certificate of Debts relating to Social Contributions and to Third Party Contributions; and (iii) Joint Certificate of Debts relating to Federal Taxes and Overdue Federal Liabilities;

(ix)	no Material Adverse Effect of the Due Diligence Exercises shall have been identified by any of the Parties during the Due Diligence Exercises, as provided for in Section 4.3;

(x)	all Class B Preferred Shareholders shall have executed the Class B Preferred Shareholders’ Consents or, in the absence thereof, the Subscription Warrant AGE - TRIP’s Shareholders and Subscription Warrant AGE - Original Shareholders shall have been held and the Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders and the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall have been issued; and

(xi)	the Suspended Representations and Warranties, once declared on the Deadline for the Delivery of Exhibits, pursuant to Section 4.7, do not represent, at AZUL Holding or TRIP’s Shareholders sole discretion, as the case may be, a Material Adverse Effect of the Due Diligence Exercises.

5.2. Penalty; Non-Approval of Merger of Shares. Once the conditions precedent set forth in Section 5.1 above have been complied with, the Parties undertake to take all necessary actions to cause the Merger of Shares to occur on the Date of Merger. Should TRIP’s Shareholders not approve the Merger of Shares at TRIP’s AGE, TRIP shall pay to AZUL Holding, within 30 (thirty) Business Days from such event, a noncompensatory penalty in the amount of [*****]. Should the Original Shareholders not approve the Merger of Shares at AZUL Holding’s AGE, AZUL Holding shall pay to TRIP, within 30 (thirty) Business Days from such event, a noncompensatory penalty of [*****] Should both TRIP’s Shareholders and AZUL Holding’s Shareholders not approve the Merger of Shares, no penalty shall be due from one Party to the other.

SECTION VI

ADJUSTMENTS TO THE INITIAL EXCHANGE RATIO

6.1. Adjustment in the Exchange Ratio Immediately Prior to the IPO. The Parties agree that the premise of the Transaction is the Merger of Shares, with TRIP’s Shareholders receiving, for TRIP’s Shares, AZUL Holding’s New Shares. After the Date of Merger, AZUL Holding’s New Shares shall represent 30.7% (thirty point seven percent) of the total shares issued by AZUL Holding, being 1,231,343 (one million, two hundred and thirty-one thousand, three hundred and forty-three) common shares, representing 33% (thirty-three percent) of all common shares issued up to the Merger of Shares, and 553,627 (five hundred and fifty three thousand, six hundred and twenty-seven) Class B preferred shares, representing 28.2% (twenty eight point two per cent) of all Class B preferred shares then issued. Under the terms and conditions of this Agreement, TRIP’s Shareholders equity participation in AZUL Holding may be increased, immediately before the capitalization of the primary portion of the Initial Public Offering of AZUL Holding’s Shares - the Initial

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Public Offering (“IPO”), for a maximum limit of 200.571 (two hundred thousand and five hundred and seventy one) Class B preferred shares, so that TRIP’s Shareholders may hold up to 754.198 (seven hundred fifty four thousand and one hundred and ninety eight) Class B preferred shares, representing 34.9% (thirty-four point nine per cent) of all Class B preferred shares of AZUL Holding (considering the shareholders structure on the Date of Merger), depending on the pre-money valuation of AZUL Holding at the time of pricing of its IPO (the “Pre-Money Valuation”), according to Sections 6.1.1, 6.1.2 and 6.1.3. The Pre-Money Valuation of AZUL Holding shall be calculated based on (i) the price per share specified in the announcement of the beginning of the IPO and (ii) the total number of shares (common and preferred) issued by AZUL Holding immediately before the date of Completion of the IPO (taking into account the difference of the economic value between the different classes of shares), binding the Parties and constituting an instrument sufficient to cause the Parties to comply with and perform their obligations under this Section 6.1. For clarity purposes, the economic value of the common shares issued by AZUL Holding is different from the economic value of its preferred shares. Based on the above, and notwithstanding the effective participation of each Party in AZUL Holding’s capital stock, the Parties agree that, on the Date of Merger, AZUL Holding’s New Shares shall represent 27% (twenty-seven percent) of AZUL Holding’s economic value, provided that such participation may be potentially increased up to 33% (thirty-three percent) of AZUL Holding’s economic value, depending on the Pre-Money Valuation on the date of the IPO, as described in Exhibit 6.1(A) hereto. Exhibit 6.1(B) contains details on the mechanism of Adjustments to the Initial Exchange Ratio, showing the number of Class B preferred shares of AZUL Holding to be transferred to TRIP’s Shareholders, pursuant to Sections 6.1.1, 6.1.2 and 6.1.3, taking into account the possible scenarios of the Pre-Money Valuation on the date of the IPO.

6.1.1 Should the Pre-Money Valuation of AZUL Holding at the time of pricing of the IPO be equivalent in Brazilian Reais, according to the Conversion Rate, to US$2,000,000,000.00 (two billion United States Dollars) (inclusive) or more, TRIP’s Shareholders shall not be entitled to receive any other additional shares issued by AZUL Holding, subject to eventual adjustments of equity participation arising from the obligations set forth in Section 8.

6.1.2 Should the Pre-Money Valuation of AZUL Holding at the time of pricing of the IPO be equivalent in Brazilian Reais, according to the Conversion Rate, to US$1,600,000,000.00 (one billion, six hundred million United States Dollars) (inclusive) or less, TRIP’s Shareholders will have the right to exercise the Subscription Warrants - Pre-Money Valuation Adjustment, within 4 (four) days after the publication of the Pre-Money Valuation announcement, in order to receive from AZUL Holding as many Class B preferred shares of AZUL Holding as necessary to guarantee to TRIP’s Shareholders the ownership of 34.9% (thirty-four point nine percent) of the Class B preferred shares, subject to eventual adjustments of equity participation arising from the obligations set forth in Section 8.

6.1.3 Should the Pre-Money Valuation of AZUL Holding at the time of pricing of the IPO vary, according to the Conversion Rate, between US$1,600,000,000.00 (one billion, six million United States Dollars) (exclusive) and US$2,000,000,000.00 (two billion United States Dollars) (exclusive), the number of Class B preferred shares of AZUL Holding that TRIP’s Shareholders shall receive from AZUL Holding, as a result of the exercise of the Subscription Warrants - Pre-Money Valuation Adjustment, within 4 (four) days after the publication of the Pre-Money Valuation announcement, shall be defined in a way that the total equity interest of TRIP’s Shareholders will vary linearly between 28.2% (twenty-eight point two per cent) and 34.9% (thirty-four point nine percent) of all Class B preferred shares of AZUL Holding, subject to eventual adjustments of equity participation arising from the obligations set forth in Section 8. Exhibit 6.1(B) specifies and provides details on the form by which the agreement described in the immediately preceding sentence shall be enforced.

6.2. No IPO. Notwithstanding the provision of Section 6.1 above, should the IPO of AZUL Holding not happen within 24 (twenty-four) months from the conclusion of the Due Diligence Exercises (“Deadline”), TRIP’s Shareholders shall have the right to exercise, within 4 (four) days as of the Deadline, the Subscription Warrant - Pre-Money Valuation Adjustment, in order to receive as many Class B preferred shares issued by AZUL Holding as necessary to ensure to TRIP’s Shareholders the ownership of 34.9% (thirty-four point nine percent) of all Class B preferred shares of AZUL Holding.

6.3. Dilution Events. Notwithstanding anything to the contrary set forth herein, in case TRIP’s Shareholders or the Original Shareholders do not follow, in whole or in part, any capital increase transaction of AZUL Holding between the Date of Merger and the Completion of the IPO or the Deadline, whichever occurs first, the number of Class B preferred shares of AZUL Holding that TRIP’s Shareholders shall potentially receive from the Class B Preferred Shareholders, pursuant to Sections 6.1 and 6.2 above, shall be redefined in accordance with the effective variation of the equity participation of TRIP’s Shareholders or the Original Shareholders, as the case may be, keeping the adjustment mechanics in the Initial Exchange Ratio set forth in Sections 6.1 and 6.2 hereof, subject to any additional variation in the equity participation of TRIP’s Shareholders as a result of the provisions of Section 8 below.

SECTION VII

REPRESENTATIONS AND WARRANTIES

7.1. Representations and Warranties of TRIP’s Shareholders. Subject to the provisions of Section 4.7, as of the Date of Execution of this Agreement and as of the Merger Date, TRIP’s Shareholders represent and warrant the following to AZUL Holding, as regard themselves, it being understood that the truthfulness, updating, accuracy and completeness of such representations and warranties are essential conditions to AZUL Holding’s entering into this Agreement:

7.1.1. Organization. Each Shareholder of TRIP is a legal entity duly organized and validly existing in accordance with the Laws of Brazil.

7.1.2. Authorization; Valid Agreement. TRIP’s Shareholders have full power and authority to enter into this Agreement and perform their respective obligations. This Agreement has been validly entered into by TRIP’s Shareholders and no other action or procedure by TRIP’s Shareholders is necessary to authorize the execution or performance of this Agreement. This Agreement, the other Transaction Documents and the Exhibits to this Agreement constitute valid and binding obligations of TRIP’s Shareholders, enforceable against them in accordance with their terms and conditions.

7.1.3. No Conflict or Violation. Neither the execution and performance of this Agreement by TRIP’s Shareholders nor the consummation of the actions provided for in this Agreement and in the Transaction Documents shall (a) require any prior filing with any Governmental Authority or Authorization, to the exception of the ANAC Authorization, (b) require any prior consent from any third parties which has not been already obtained as of the

Date of Execution, to the exception of those expressly set forth in Exhibit 7.1.3 to this Agreement, or (c) result in a violation or default of any agreement, Law or organizational documents of TRIP’s Shareholders.

7.1.4. Pending Actions. There is no pending or, to the best knowledge of any of TRIP’s Shareholders, threatened Dispute against TRIP’s Shareholders before any Governmental Authority which, if adversely decided, may affect the ability of TRIP’s Shareholders to perform their obligations arising from this Agreement, from the other Transaction Documents or from the Exhibits to this Agreement.

7.1.5. Full Disclosure. The representations made by TRIP’s Shareholders and by TRIP in this Agreement do not contain any untruthfulness or inaccuracy in regard to any relevant act or fact and do not omit the existence of any relevant act or fact whose knowledge would be required to prevent the representations made in this Agreement from being misleading, incorrect or incomplete.

7.2. Representations of TRIP’s Shareholders and of TRIP in Regard to TRIP and/or its Controlled Companies. As of the Date of Execution and as of the Date of Merger, TRIP’s Shareholders and TRIP represent and warrant the following to AZUL Holding, in regard to TRIP and/or its Controlled Companies, on a joint and several basis, it being understood that the truthfulness, updating, accuracy and completeness of such representations and warranties are essential conditions to AZUL Holding’s entering into this Agreement:

7.2.1. Organization. TRIP is a corporation duly organized and validly existing in accordance with the Laws of Brazil.

7.2.2. Authorization; Valid Agreement. TRIP has full power and authority to enter into this Agreement and perform its respective obligations. This Agreement has been validly entered into by TRIP and no other action or procedure by TRIP is necessary to authorize the execution or performance of this Agreement. This Agreement, the other Transaction Documents and the Exhibits to this Agreement are valid and binding obligations of TRIP, enforceable against it in accordance with their terms and conditions.

7.2.3. Consents and Approvals; No Violation. Neither the execution and performance of this Agreement by TRIP nor the consummation of the actions provided for in this Agreement and in the Transaction Documents shall (a) require any prior filing with any Governmental Authority or Authorization, to the exception of the ANAC’s Authorization, (b) require any prior consent from any third parties which has not been already obtained as of the Date of Execution, to the exception of those expressly set forth in Exhibit 7.2.3 to this Agreement, or (c) result in a violation or default of any agreement, Law or organizational documents of TRIP.

7.2.4. Capital Stock. As of the date hereof, TRIP’s capital stock is R$84,166,666.00 (eighty-four million, one hundred sixty-six thousand, six hundred and sixty-six Brazilian Reais), divided into 77,854,166 (seventy-seven million, eight hundred fifty-four thousand, one hundred sixty-six) common shares and 6,312,500 (six million, three hundred and twelve thousand, five hundred) preferred shares.

7.2.5. Ownership of TRIP’s Shares. (a) TRIP’s Shareholders hold legal title, ownership and possession of all TRIP’s Shares, which are free and clear of any and all Liens and/or any other defects; (b) except for Rio Novo’s put option against TRIP Participações, all TRIP’s Shares have been duly authorized and legally issued and are fully paid up and there are no other subscription rights or call options granted or other rights to purchase or subscribe for any shares or any other securities issued by TRIP which, if exercised, would confer on their respective holders shares issued by TRIP or that could be converted into or exchanged for shares issued or to be issued in the future by TRIP; and (c) TRIP’s Shareholders have not entered into any agreement (except for this Agreement and the other Transaction Documents) or undertaken any commitment with any third party to dispose or have the right to dispose of any shares issued by TRIP. Except by the companies incorporated for the purposes of the acquisition of aircraft, TRIP does not hold any interest in any legal entity of any type whatsoever, including any foundation, incorporated company, regardless of its type of organization, association, consortium, co-ownership or de-facto corporation, either with or without legal personality.

7.2.6. Shareholders’ Agreement. Except for the shareholders’ agreements entered into with SkyWest, there are no shareholders’ agreements, voting agreements, call options or other agreements with respect to governance, the sharing of rights relating to TRIP’s Shares and/or to the creation of any rights on TRIP’s Shares.

7.2.7. Books and Records. Except for the annotations on TRIP’s Share Registry Book and on Share Transfer Book with respect to Transfer of SkyWest’s Shares to TRIP Participações, the copy of TRIP’s corporate books delivered by TRIP’s Shareholders to AZUL Holding on the Date of Execution, as well as TRIP’s corporate records and practices which are required by Law to be kept, are complete and correct and neither contain nor reflect any material inaccuracy or discrepancy. All requirements, formalities and deadlines required under any Law in regard to the call, opening, holding, discussion and approval of the minutes and records (including, when applicable, filing thereof with the respective state registries of commerce) of meetings of shareholders, directors and officers, as applicable, financial statements and any other corporate actions of (sic) have been complied with and performed. The copy of TRIP’s books delivered by TRIP’s Shareholders to AZUL Holding on the Date of Execution represents TRIP’s official corporate books as of such date and shall prevail over any other version or book that has existed or may exist.

7.2.8. Relevant Agreements.

a. Exhibit 7.2.8 contains a complete list of the following agreements in force to which TRIP and/or its Controlled Companies are parties (together, the “TRIP Relevant Agreements”):

(i) Any agreement or set of agreements of the same nature (including those entered into with clients, vendors, brokers, consultants, service providers, agents or distributors) which, individually, involve the payment or receipt by TRIP and/or by its Controlled Companies of any amounts in excess of R$1,000,000.00 (one million Brazilian Reais) per annum;

(ii) Any agreement containing any covenant or commitment which restrains TRIP’s and/or its Controlled Companies’ freedom to compete in any market segment or business activity or with any Person in any geographical area, or which, by its own terms, restrains TRIP’s and/or its Controlled Companies’ freedom to operate in any market segment, or which requires TRIP and/or its Controlled Companies to distribute or use any technology, product or service on an exclusive basis;

(iii) Any agreement providing for the concession to third parties of the right to operate, in whole or in part, the businesses of TRIP and/or its Controlled Companies or establishing the assignment of any portion of the revenues of TRIP and/or its Controlled Companies;

(iv) Any agreement entered into with any manager, officer, collaborator or employee of TRIP and/or its Controlled Companies;

(v) Any leasing, lease, sublease or free lease agreement entered into with any Person to which TRIP and/or its Controlled Companies is bound as a principal, lessor, sublessor, free lessor, lessee, sublessee, free lessee or guarantor;

(vi) Any financial agreements, including any facility, loan, credit, vendor, investment or derivative agreements, which jointly or individually result in an obligation for TRIP and/or its Controlled Companies at an amount in excess of R$1,000,000.00 (one million Brazilian Reais) per annum;

(vii) Any agreement for the creation of any Lien on any property and/or asset of TRIP and/or of its Controlled Companies;

(viii) Any agreement for the purchase, sale or transfer, on any account, of any property and/or asset that is or may be included in TRIP’s and/or its Controlled Companies’ assets;

(ix) Any agreement containing any provision in regard to a right of first refusal on the acquisition of any property or asset owned by a third party or by TRIP and/or its Controlled Companies;

(x) Any joint-venture, consortium or other agreement providing for the creation of a company or any other type of business organization, as well as all joint-venture or other similar agreements involving a sharing of profits or Losses with any other Person;

(xi) Any agreement providing for the payment of any indemnity at an amount in excess of R$100,000.00 (one hundred thousand Brazilian Reais) to be borne by TRIP and/or by its Controlled Companies;

(xii) Any agreement which contains a provision in regard to a change in the control of TRIP and/or of its Controlled Companies, or provides for a request of prior consent from a third party for the consummation of the Transaction set forth this Agreement, or could result in its early termination;

(xiii) Any agreement whose subject matter is the acquisition or disposal of any business (whether through sale, corporate restructuring or otherwise) involving TRIP and/or its Controlled Companies;

(xiv) Any agreement entered into by TRIP and/or by its Controlled Companies with any Governmental Authority, trade union or trade association;

(xv) Any agreement establishing the provision of any guarantee to third parties by TRIP and/or by its Controlled Companies;

(xvi) Any agreement with Related Parties; and

(xvii) Any relevant license, sublicense and/or authorization agreements, among others, involving the use by TRIP and/or by its Controlled Companies of the Intellectual Property currently used in the conduct of their businesses.

b. Any other agreements that may be relevant to the conduct of TRIP’s and/or its Controlled Companies’ businesses as such businesses are conducted as of the Date of Execution. Each such Relevant Agreement has been entered into (a) in the ordinary course of business, reflecting market conditions for similar transactions, and (b) constitutes a legal, valid and binding obligation of TRIP and/or of its Controlled Companies. TRIP and/or its Controlled Companies did not (a) violate or incur in any default of any Relevant Agreement or (b) waive any right set forth in any Relevant Agreement. The execution of the Transaction Documents do not and will not violate any provision set forth in the Relevant Agreements and do not entitle any counterparty to such Relevant Agreements to acceleration of maturity and/or unilateral termination. TRIP’s Shareholders, TRIP and/or its Controlled Companies did not receive any notice of breach, total or partial termination, request of payment of a fine, early termination or indemnification claim in regard to any Relevant Agreement, and there is no renegotiation in progress in regard to any Relevant Agreement.

7.2.9. Litigation.

a. There are no pending Disputes or, to the best knowledge of any of TRIP’s Shareholders, of TRIP and/or of its Controlled Companies, threatened Disputes of civil or regulatory nature against TRIP and/or any of its Controlled Companies before any Governmental Authority which (a) seek to challenge, prevent, modify, limit and/or significantly delay the Transaction set forth in this Agreement, (b) challenge or object to the validity of this Agreement or of any action performed or to be performed by TRIP’s Shareholders or by TRIP under this Agreement, and/or (c) are class actions, including citizen suits and public-interest civil actions, or shareholder derivative suits.

b. Except as set forth in Exhibit 7.2.9(b), there are no Disputes against TRIP and/or its Affiliates which affect their businesses, operations, financial condition or assets in any court, tribunal or administrative body and which involve claims in excess of R$100,000.00 (one hundred thousand Brazilian Reais) or may cause a Material Adverse Effect.

c. TRIP did not violate any judgment, order, writ, preliminary injunction or ruling of any court, tribunal or administrative body.

7.2.10. Labor Issues. TRIP and/or its Controlled Companies are in compliance with all applicable labor Laws. There is no employment contract with any current or former employee which contains provisions establishing a period of notice or compensatory payments at amounts in excess of those established in the applicable labor Laws. All the employees of TRIP and/or of its Controlled Companies are duly registered in the relevant books and records. TRIP and/or its Controlled Companies are in compliance with all the covenants set forth in their respective collective labor or similar agreements with any trade union or organization applicable to their employees, and there is no new such agreement being negotiated by TRIP and/or its Controlled Companies. There is no strike or work stoppage involving TRIP and/or its Controlled Companies. All labor Disputes involving TRIP and/or its Controlled Companies are listed in Exhibit 7.2.10. No employee of TRIP and/or of its

Controlled Companies is entitled to any extraordinary non-habitual payment due by TRIP and/or its Controlled Companies. No employee of TRIP and/or of its Controlled Companies is, in any material respect, in breach of any employment contract, confidentiality agreement or non-competition covenant. TRIP and/or its Controlled Companies are in compliance with all their contractual and statutory obligations in regard to their service providers.

7.2.11. Financial Statements; No Hidden Liabilities; Books and Records. (a) Exhibit 7.2.11 provides a true, correct and complete copy of each of the Financial Statements. TRIP’s Financial Statements have been extracted from TRIP’s books and records and correctly and fully reflect TRIP’s financial position, operating results and cash flows for the respective dates and periods, in accordance with Brazilian best practices and generally accepted accounting, tax, labor and social-security principles applied consistently over such periods; (b) TRIP has no obligation or liability (either accrued, contingent, unsettled, due or not yet due) (the “Contingencies”) which has not been duly accounted for and, as the case may be, reflected or accrued in TRIP’s balance sheet for the fiscal year ended December 31, 2011, included in the Financial Statements, to the exception of Contingencies appropriately reflected or accrued in such balance sheet. TRIP does not have any off-balance sheet loans or transactions; and (c) TRIP’s accounting books and other financial records (i) reflect all revenue and expense items and all assets and liabilities that must be reflected therein, in accordance with Brazilian best practices and generally accepted accounting, tax, labor and social-security principles applied consistently with TRIP’s past practices, (ii) are complete and correct and do not contain or reflect any inaccuracy or discrepancy and (iii) have been kept in compliance with good business and accounting practices and with the Law. The assets contained in the Financial Statements reflect their respective liquidation values, are in good state of repair, when applicable, and are freely marketable.

7.2.12. Tax and Social-Security Issues. All tax and social-security obligations of TRIP and/or of its Controlled Companies have been fully performed and paid pursuant to the Law (except for such obligations that are being judicially and/or administratively discussed in good faith). Except as set forth in Exhibit 7.2.12, there is no pending or, to the best knowledge of any of TRIP’s Shareholders and of TRIP, threatened Dispute for calculation or collection of any Taxes against TRIP and/or its Controlled Companies. TRIP and/or its Controlled Companies, as the case may be, have timely filed all Tax returns to the relevant Governmental Authorities in accordance with the Law. TRIP and/or its Controlled Companies have not taken and are not parties to any tax incentive program, installment program or program for payment of overdue Taxes in installments, except as listed Exhibit 7.2.12. All provisions for material risks involving the company’s Taxes applicable to previous periods have been duly accrued in the Financial Statements in accordance with the Law and with the applicable Brazilian generally accepted accounting principles.

7.2.13. Assets. TRIP and/or its Controlled Companies hold legal title and possession of all assets, goods and real and personal properties listed in Exhibit 7.2.13(i), which are free and clear of any and all Liens. The assets, either owned or from third parties, used by TRIP and/or its Controlled Companies, either owned or from third parties, are in good conditions of use and are used and maintained in accordance with their manufacturers’ written instructions, and there are no unusable or unused items in the conduct of TRIP’s and/or its Controlled Companies’ activities, except for wear and tear resulting from normal use. Exhibit 7.2.13(i) contains a list of all TRIP’s and/or its Controlled Companies’ assets, goods and real and personal properties, including, without limitation, those in possession of third parties, which are necessary and sufficient for TRIP and/or its Controlled Companies to continue to conduct their activities and businesses in accordance with the past practices reflected in the Audited Financial Statements. The assets listed in Exhibit 7.2.13(ii) are subject to lease-purchase transactions and may continue to be used by TRIP and/or by its Controlled Companies after the consummation of the Transaction without any penalty, hindrance, termination or notice requirement, except as set forth in such Exhibit 7.2.13(ii). TRIP’s and/or its Controlled Companies’ cash is free or invested in financial investments which enable the release of the funds to TRIP and/or to its Controlled Companies no later than thirty (30) days after the respective redemption request.

7.2.14. Intellectual Property and Know-How. Exhibit 7.2.14 contains a list of all Intellectual Property owned by or licensed to TRIP and/or its Controlled Companies. The use of the Intellectual Property and Know-How by TRIP and/or by its Controlled Companies do violate any rights and are not subject to any judicial or administrative challenge by third parties. Neither TRIP and/or its Parent Companies nor TRIP’s Shareholders have granted, assigned or licensed Intellectual Property rights or Know-How to third parties. TRIP’s and/or its Controlled Companies’ business operations do not violate or infringe on third-party Intellectual Property or Know-How rights. TRIP and/or its Controlled Companies hold legal title to TRIP’s Intellectual Property and Know-How, which are not subject to any license or limitation on use, are free and clear of any and all Liens and are not subject to any agreement that requires any payment to a third party or obligation to grant a right to a third party.

7.2.15. Insurance. The insurance policies held by TRIP and/or by its Controlled Companies are in compliance with the Law and in force and all premiums payable have been timely paid by TRIP and/or by its Controlled Companies. No circumstances exist and no events have occurred which may prevent or hinder the renewal of such policies by TRIP and/or by its Controlled Companies. The coverage provided under such policies is suitable and reasonable in view of the activities performed by TRIP and/or by its Controlled Companies and of the expected and historical Losses incurred by TRIP and/or by its Controlled Companies and consistent with market practices. TRIP and/or its Controlled Companies did not take or failed to take any measure that could cause a denial of their insurance companies to indemnify TRIP and/or as its Controlled Companies upon the occurrence of any events insured against. There is no material non-performance by TRIP and/or by its Controlled Companies of any provision contained in any such insurance policies.

7.2.16. Concession, contracts and slots. (A) TRIP holds the Airline Approval Certificate (CHETA) No. 9809-002/STE, which is valid and in full force. (B) The contracts in regard to airport areas listed in Exhibit 7.2.16(i) are valid and in full force and TRIP has not received any notice in regard to any termination thereof. The landing and take-off slots listed in Exhibit 7.2.16(ii) and Transportation Times (HOTRANS) allocated to TRIP are in full force and effect, and TRIP has not received any notice in regard to any forfeiture, termination or reassignment thereof. TRIP and its Controlled Companies are in compliance with all operating, technical and safety guidelines, rules, recommendations and standards issued by any Governmental Authority and/or manufacturer of aircraft, engines, parts and components.

7.2.17. Real and personal property leases and loans for use. Exhibit 7.2.17 contains a true and complete list of all real and personal property leases and loans for use to which TRIP is a party. Such real and personal property leases and loans for use are in force. All material amounts or sums, as well as all ancillary obligations (including condominium charges and property Taxes), due under any such agreement have been duly paid and discharged and there are no outstanding debts in connection therewith. TRIP has not breached any of the Relevant Agreements or material conditions of any of the agreements relating to such real and personal property leases or loans for use.

7.2.18. Restrictive Covenants; Guarantees to the Benefit of Third Parties. Without prejudice and subject to the content of the other representations made in this Section 7.2, TRIP and/or its Controlled Companies are not parties and are not subject to any Law, Authorization or agreement (including guarantees), instrument, document or covenant that may prevent, limit, delay, jeopardize or otherwise affect the continuity of TRIP’s and/or its Controlled Companies’ operations and businesses after the Date of Execution.

7.2.19. Compliance with Applicable Law (a) TRIP and/or its Controlled Companies have all the Authorizations necessary or required under any Law, including those of environmental and regulation nature, for performance of their respective business the way they are currently performed. Such Authorizations are in full force, effect and in good standing, and TRIP and/or it Controlled Companies have timely filed the relevant applications for renewal of such Authorizations whenever and where necessary, and there is no ongoing, pending or to the knowledge of any TRIP’s Shareholder and TRIP and/or Controlled Companies threatened Disputes seeking to revoke, repeal, invalidate, annul, suspend, restrict and/or limit any of such Authorizations; (b) there is no ongoing, pending or threatened material Disputes against TRIP and/or its Controlled Companies arising from or otherwise related to any environmental and/or regulation Law; (c) TRIP and/or its Controlled Companies shall not be liable for any event constituting or that may constitute an environmental violation, including any and all (civil, administrative or criminal) environmental liabilities, burden, risks, losses, contamination of any kind either of the soil, underground or surface water, or expenses arising from any burden, risks, losses or environmental damages concerning their respective business and activities.

7.2.20. Business with Related Parties. Except as listed in Exhibit 7.2.20, on the Date of Execution, TRIP and/or its Controlled Companies are not a party to any contract, (written or oral) agreement or other executed instrument and/or do not have obligations, liabilities and/or debts of any kind to any of its officers, managers and/or direct or indirect shareholders of TRIP and/or its Controlled Companies, or relatives of any of the latter, including any contract, agreement or other instrument entered into with TRIP and/or its Controlled Companies, with any of the aforementioned referring to: (a) lease or free lease of any real properties, properties, assets or personal property; (b) licensing or use of any Intellectual Property; (c) obligations to buy or sell any tangible or intangible asset, product or rendering of service; or (d) financial loans, advance of funds, checking accounts, assumption of debts, commissions, sharing of expenses or revenues. TRIP and/or its Controlled Companies have no direct or indirect consulting agreement or any other services agreement with any Related Party.

7.2.21. Client Portfolio; Consumer Protection. The rendering of services to all clients by TRIP and/or its Controlled Companies is, in all its material aspects, in good standing and the Date of Execution and execution of the other Transaction Documents by the Parties shall not prevent maintenance of the regular client portfolio of TRIP. TRIP meets, in all its material aspects, in a proper manner, all requirements under the consumer protection laws as to the relationship with suppliers and consumers, as it does in its relationship with competitors or consumer protection entities. There are no facts, acts, omissions or circumstances that may represent a breach of the consumer protection Laws.

7.2.22. Conduction of Business. As from December 31, 2011, to the Date of Execution, (a) the business of TRIP and/or its Controlled Companies has been conducted regularly and in accordance with its corporate documents, in compliance with Law, without any relevant change; (b) no change has occurred in the Assets, liabilities, business, operating results or financial situation of TRIP and/or its Controlled Companies, except for those arising from the ordinary course of business; and (c) none of the acts below has been performed: (i) contracting or assumption of any liability or obligation, of any kind, including by means of execution of any agreement or contract, except in the ordinary course of business and provided that they do not jointly or severally cause a Relevant Adverse Effect; (ii) payment of any liability or obligation other than liabilities and obligations that became due and enforceable in the ordinary course of business according to the respective terms and conditions; (iii) declaration, distribution or payment of dividends, interest on equity or other form of distribution or payment concerning shares issued by TRIP and/or its Controlled Companies; (iv) cancellation or waiver of any credits or rights; or (v) any change in any accounting practice or method, except for those required by law.

7.2.23. Severability of the Services and Management Structure. TRIP and/or its Controlled Companies do not supply, use and are not subject or party to any written or verbal agreement with any Person, involving the sharing of (a) services rendered by third parties to TRIP and/or its Controlled Companies or (b) the management structure of TRIP and/or its Controlled Companies.

7.2.24. Benefits Plans. Exhibit 7.2.24 contains a list of the benefits (including the benefits plan) granted by TRIP and/or its Controlled Companies to their respective employees, officers and staff (the “Benefits Plan”). All contributions (including all the contributions by employer and employee) owed have been paid on the terms of each Benefits Plan. The consummation of the Transaction does not entail or result in the early maturity of such obligations, acquisition of additional rights, or increase in the amount of remuneration owed to any employee or former employee on the terms of each Benefits Plan. There is no unfinanced obligation concerning any Benefits Plans that are not fully reflected in the Financial Statements, pursuant to applicable Law and to the accounting principles generally accepted in Brazil.

7.2.25. Relevant Fact. There are no relevant facts or circumstances concerning the business or activities of TRIP and/or its Controlled Companies which could cause a Relevant Adverse Effect (a) which are not provided for in the Financial Statements, or (b) which have not been informed in the Exhibits to this Agreement.

7.2.26. Certain Practices. Under no circumstance did TRIP and/or its Controlled Companies, including through any employee, officer, manager, agent, consultant or any other Person, offer, pay, undertake to pay or authorize payment in cash or other valuable assets to any person that is an official, agent, employee or representative of any Governmental Authority or to any existing or potential client or supplier or to any political party, any candidate to public office or to political party firms or to any other Person (a) to obtain a favorable treatment in business, (b) to pay for a favorable treatment in business, (c) to obtain special concessions or for special concessions already obtained, in favor of or in relation to TRIP’s Shareholders, TRIP and/or to its Controlled Companies, or (d) in violation of any Law.

7.2.27. Full Release. The declarations made by TRIP’s Shareholders and by TRIP under this Agreement have no untruthfulness or inaccuracy as to any relevant act or fact, the knowledge of which shall be necessary so all declarations made under this Agreement are not misleading, incorrect or incomplete.

7.2.28. Pending Acts. There is no pending or to the knowledge of TRIP and/or its Controlled Companies threatened Dispute against them before any Governmental Authority that, if held unfavorably may interfere in TRIP’s capacity to comply with its obligations arising from this Agreement, other Transaction Documents and also from Exhibits to this Agreement.

7.3. Representations and Warranties of AZUL Holding as regards AZUL Holding and/or its Controlled Companies. On the Date of Execution of this Agreement and on the Date of Merger, AZUL Holding represents and warrants to TRIP’s Shareholders, in relation to itself, the following, and the truthfulness, updating, accuracy and completeness of such representations and warranties are essential conditions for TRIP’s Shareholders to execute this Agreement:

7.3.1. Organization. AZUL Holding and its respective Controlled Companies are joint-stock corporations duly organized and validly existing according to the Laws of Brazil.

7.3.2. Authorization; Validity of the Agreement. AZUL Holding has full power and authority to execute this Agreement and to comply with its respective obligations. Except as otherwise provided for herein, this Agreement was duly and validly executed by AZUL Holding and no further act or procedure by AZUL Holding is necessary to authorize the execution and compliance with this Agreement. This Agreement, and the other Transaction Documents and Exhibits to this Agreement are valid and binding obligations of AZUL Holding and enforceable against it according to their terms and conditions.

7.3.3. Consents and Approvals; Non-existence of Violations. The execution of and compliance with this Agreement by AZUL Holding, as well as the consummation of acts under this Agreement and the Transaction Documents shall not: (a) require any previous filing with any Governmental Authority or Authorization, except for the Authorization from the National Agency for Civil Aviation (ANAC); (b) require any previous consent from any third parties that has not been obtained yet on the date hereof, with the exception of those expressly set forth in Exhibit 7.3.3 to this Agreement; or (c) result in the violation of or default on any agreement, Law or corporate documents of AZUL Holding.

7.3.4. Capital Stock. The capital stock of AZUL Holding, on the date hereof, is R$400,708,400.00 (four hundred million, seven hundred and eight thousand, four hundred Brazilian Reais) represented by 4,031,250 (four million, thirty-one thousand, two hundred and fifty) shares, of which 2,500,000 (two million, five hundred thousand) are AZUL Holding’s Common Shares, 125,000 (one hundred, twenty-five thousand) are AZUL Holding’s Class A Preferred Shares, and 1,406,250 (one million, four hundred and six thousand, two hundred and fifty) are AZUL Holding’s Class B Common Shares. The Original Shareholders hold 100% (one hundred per cent) of AZUL Holding’s Shares, pursuant to Exhibit A to this Agreement, which are free and clear of any encumbrances, except for AZUL Holding’s Shareholders’ Agreement.

7.3.5. Shareholders’ Agreement. Except for AZUL Holding’s Shareholders’ Agreement, there are no shareholders’ agreements, voting agreements, stock options or other agreements concerning governance, sharing of rights on AZUL Holding’s Shares and/or the creation of any rights on AZUL Holding’s Shares.

7.3.6. Books and Records. Copy of the corporate books of AZUL Holding and AZUL provided to TRIP and to TRIP’s Shareholders on the Date of Execution, in addition to the records and corporate practices of AZUL Holding and AZUL, whose existence is required by Law, are complete and correct, and do not contain or reflect any inaccuracy or material discrepancy. All requisites, formalities, and terms required by any Law concerning call, convening, holding, resolution and approval of the minutes and records (including, whenever applicable, the register with state commercial registries) of the shareholders’ meetings, board of directors’ meetings and board of officers’ meetings, financial statements and any other corporate acts that have been observed and complied with. Copy of the books of AZUL Holding and AZUL submitted to TRIP and to TRIP’s Shareholders on the Date of Execution represents the official corporate books of AZUL Holding as from the aforesaid date and must prevail over any other version or book that ever existed or may exist.

7.3.7. Relevant Agreements.

a.	Exhibit 7.3.7 contains a complete list of the following agreements in effect and to which AZUL Holding and/or its Controlled Companies are a party (jointly referred to as “AZUL Holding Relevant Agreements”):

(i)	agreement, or a set of agreements of the same kind (including those executed with clients, suppliers, agents, consultants, service providers, sales agents or distributors), which individually involve payment or receipt by AZUL Holding and/or its Controlled Companies of amounts over R$1,000,000.00 (one million Brazilian Reais) per year;

(ii)	agreement that contains any covenant or commitment restricting the free prerogative of AZUL Holding and/or its Controlled Companies to compete in any market segment, line of business or with any other Person in any geographic area, or that on its terms restricts the free prerogative of AZUL Holding and/or its Controlled Companies to act in any market segment or, moreover, that requires AZUL Holding and/or its Controlled Companies to distribute or use on an exclusive basis a technology, product or service;

(iii)	agreement whose subject matter is the granting to third parties of the right to conduct in whole or in part the business of AZUL Holding and/or its Controlled Companies, or that determines the assignment of a portion of the revenues of AZUL Holding and/or its Controlled Companies;

(iv)	agreement executed with any manager, officer, worker or employee of AZUL Holding and/or its Controlled Companies;

(v)	leasing, lease, sublease or free lease agreement executed with any Person, by which AZUL Holding and/or its Controlled Companies are bound as a party, lessor, sublessor, free lessor, lessee, sublessee, free lessee or guarantor;

(vi)	financial agreements, including financing, loan, credit extension, vendor, investment or derivatives resulting in obligation to AZUL Holding and/or its Controlled Companies, in an amount annually, jointly or severally, over R$1,000,000.00 (one million Brazilian Reais);

(vii)	agreement setting forth the creation of any Lien on any of the properties and/or assets of AZUL Holding and/or its Controlled Companies;

(viii)	purchase, sale or transfer agreement, on any account, of any property and/or asset comprising or that may comprise the asset of AZUL Holding and/or its Controlled Companies;

(ix)	agreement containing provision on the right of first refusal to buy any property or asset of third parties or owned by AZUL Holding and/or its Controlled Companies;

(x)	joint venture agreement, consortium agreement or other that set forth the organization of a company or any other business association, and all the association agreements or other similar agreements involving a sharing of profits or Losses with any other Person;

(xi)	agreement setting forth payment of indemnification in an amount over R$100,000.00 (one hundred thousand Brazilian Reais) to be borne by AZUL Holding and/or its Controlled Companies;

(xii)	agreement containing a provision about the change in the control of AZUL Holding and/or its Controlled Companies or that requires previous consent from a third party for consummation of the Transaction hereunder, or which could result in the early termination hereof;

(xiii)	agreement whose subject matter is the acquisition or disposal of any business (either by means of purchase and sale, ownership restructure or otherwise) involving AZUL Holding and/or its Controlled Companies;

(xiv)	agreement executed by AZUL Holding and/or its Controlled Companies with any Governmental Authority, union or class entity;

(xv)	agreement providing for the posting of any guarantee to third parties by AZUL Holding and/or its Controlled Companies;

(xvi)	agreements with Related Parties; and

(xvii)	relevant license, sublicense and/or authorization agreements, among others, involving the use by AZUL Holding and/or its Controlled Companies of Intellectual Properties used herein for the conduction of its business.

b.	any other agreements that are relevant for the conduction of the business of AZUL Holding and/or its Controlled Companies, the way such business is conducted on the Date of Execution. Each Relevant Agreement was executed (a) in the ordinary course of business reflecting the market conditions for similar transactions; and (b) is a legal, valid and binding obligation of AZUL Holding and/or its Controlled Companies. AZUL Holding and/or its Controlled Companies did not (a) violate or default on any Relevant Agreement, and (b) waive any right provided for in any Relevant Agreement. Execution of the Transaction Documents does not and shall not breach any provision in the Relevant Agreements, as it shall not result in the right of any counterparty to such Relevant Agreements of demanding the early maturity and/or unilateral termination. AZUL Holding and/or its Controlled Companies have no knowledge of any notification of breach, full or partial termination, or request for fine, early termination or request for indemnity for any Relevant Agreement and no renegotiation in relation to any Relevant Agreement is in course.

7.3.8. Litigation.

a.	There are no pending and to the knowledge of AZUL Holding and/or its Controlled Companies any existing threatened Disputes of civil or regulation nature against AZUL Holding and/or any of its Controlled Companies with any Governmental Authority that (a) intend to question or hamper, change, limit and/or materially delay the Transaction provided for in this Agreement, (b) question or oppose the validity of this Agreement or any act performed or to be performed by AZUL Holding, on the terms of this Agreement, and/or (c) are of collective nature, including public actions and class actions or actions of corporate nature.

b.	Except as provided for in Exhibit 7.3.8(b), there are no Disputes against AZUL Holding and/or its Affiliates affecting its business, operations, financial situation or assets, with any court or administrative body, and which involve amounts claimed over R$100,000.00 (one hundred thousand Brazilian Reais) or that may cause a Relevant Adverse Effect.

c.	AZUL Holding did not breach any court decision, order, court injunction, preliminary injunction or ruling by any court or administrative body.

7.3.9. Labor Matters. AZUL Holding and/or its Controlled Companies are in compliance with all labor Laws applicable. There is no agreement with the current or former employees containing provisions setting forth a prior notice or indemnities over those provided for in the labor Laws applicable. All employees of AZUL Holding and/or its Controlled Companies are regularly recorded on proper books and registers. AZUL Holding and/or its Controlled Companies are in compliance with all the commitments of their respective collective bargaining agreements or similar agreements with any union or organization applicable to their employees, and no new agreement is being negotiated by

AZUL Holding and/or its Controlled Companies. There is no strike or work stoppage involving AZUL Holding and/or its Controlled Companies. All labor Disputes involving AZUL Holding and/or its Controlled Companies are listed in Exhibit 7.3.9. No employee of AZUL Holding and/or its Controlled Companies has the right to any extraordinary and non-habitual payment owed by AZUL Holding and/or its Controlled Companies. No employee of AZUL Holding and/or its Controlled Companies is, in any material aspect, in violation of any employment contract, confidentiality agreement or non-compete agreement. AZUL Holding and/or its Controlled Companies are in compliance with all their contractual and legal obligations in relation to their service providers.

7.3.10. Financial Statements; No Hidden Liabilities; Books and Records. (a) Exhibit 7.3.10 has a faithful, correct and complete copy of each of the Financial Statements. AZUL Holding’s Financial Statements have been taken out from books and records of AZUL Holding and represent correctly and completely the financial position, the operating results and the cash flows of AZUL Holding for all dates and periods to which they refer according to the best accounting, tax, labor and social security practices and generally accepted principles in Brazil, applied consistently during the periods at issue; (b) AZUL Holding has no Contingency that has not been duly considered and, as the case may be, reflected or provisioned for in the balance sheet of AZUL Holding as to the fiscal year ended December 31, 2011, included in the Financial Statements, with the exception of the Contingencies reflected on or provisioned for in the aforementioned balance sheet. AZUL Holding has no off balance sheet financings or operations; and (c) the accounting books and other financial records of AZUL Holding: (i) reflect all items for revenue and expenses and the assets and liabilities that must be reflected thereon, according to the best accounting, tax, labor, and social security practices and generally acceptable principles in Brazil, applied on a basis consistent with the past practices of AZUL Holding; (ii) are complete and correct, and do not contain or reflect any inaccuracy or discrepancy, and (iii) have been kept in accordance with the good business, accounting practices and the Law. The assets indicated in the Financial Statements reflect the respective settlement amounts, are in good standing, whenever applicable, and may be commercialized on a free basis.

7.3.11. Tax and Social Security Matters. All the tax and social security obligations of AZUL Holding and/or its Controlled Companies have been fully complied with and paid as provided for in the Law (except for those under discussion in good faith judicially and/or administratively). Except as provided for in Exhibit 7.3.11, there is no pending or to the knowledge of AZUL Holding threatened Dispute for calculation or collection of any Tax against AZUL Holding and/or its Controlled Companies. AZUL Holding and/or its Controlled Companies, as the case may be, have timely filed all Tax returns with the competent Governmental according to Law. AZUL Holding and/or its Controlled Companies did not take part in and are not a party to any tax incentive plan, payment in installments or program for payment of overdue Tax debts in installments, with the exception of the list included in Exhibit 7.3.11. All the provisions for material risks involving Taxes of the company have been made in accordance with the Law and the accounting principles applicable and generally accepted in Brazil, and all Tax obligations of the company applicable to previous periods have been duly provided for in the Financial Statements, in accordance with the Law and the accounting principles applicable and generally accepted in Brazil.

7.3.12. Assets. AZUL Holding and/or its Controlled Companies are lawful owners and holders of assets, properties, personal assets and real properties identified in Exhibit 7.3.12(i),

which are free and clear of any and all Liens. The assets used by AZUL Holding and/or its Controlled Companies, either their own or those owned by third parties, are in good conditions to be used and are used and kept according to the manufacturer’s written instructions, and there are no items in no conditions of use or that are not used in the performance of the activities of AZUL Holding and/or its Controlled Companies, except for the wear and tear due to its normal use. Exhibit 7.3.12(i) contains a list of assets, properties, personal assets and real properties owned by AZUL Holding and/or its Controlled Companies, including, but without limitation, those in possession of third parties, necessary and sufficient so that AZUL Holding and/or its Controlled Companies may continue to conduct their activities and business according to the past practices reflected in the Audited Financial Statements. The assets listed in Exhibit 7.3.12(ii) are subject to leasing transactions and may continue to be used by AZUL Holding and/or its Controlled Companies after consummation of the Transaction, without any penalty, hindrance, termination or need for notification, except for the provision in the aforementioned Exhibit 7.3.12(ii). The cash funds of AZUL Holding and/or its Controlled Companies are free or invested in financial funds that enable the release of resources to AZUL Holding and/or its Controlled Companies within the term of thirty (30) days at most as from the respective request for redemption.

7.3.13. Intellectual Property and Know-How. Exhibit 7.3.13 contains a list of the Intellectual Property held by AZUL Holding and/or its Controlled Companies or licensed thereto. The use of Intellectual Property and Know-How by AZUL Holding and/or its Controlled Companies does not infringe on any rights and is not subject of any judicial or administrative challenge by third parties. AZUL Holding and/or its Controlled Companies did not grant, assign or license Intellectual Property rights and Know-How to third parties. The business transactions of AZUL Holding and/or Controlled Companies do not breach or infringe on third parties’ Intellectual Property or Know-How rights. The Intellectual Property and Know-How of AZUL Holding are lawfully owned by AZUL Holding and/or its Controlled Companies and are not subject to a license or limitation of use, and they are free and clear of any and all Liens and are not subject to an agreement that requires payment to third parties or to an obligation to grant right to third parties.

7.3.14. Insurance. Insurance policies contracted by AZUL Holding and/or by its Controlled Companies are in accordance with the law and in effect, and all premium owed have been timely paid by AZUL Holding and/or its Controlled Companies. There are no circumstances and no event has occurred that could impede or make unfeasible the renewal of such policies by AZUL Holding and/or its Controlled Companies. Coverage offered under such policies is adequate and reasonable, in view of the activities performed by AZUL Holding and/or by its Controlled Companies, in light of the Losses expected and historically incurred by AZUL Holding and/or its Controlled Companies, and it is compatible with market practices. AZUL Holding and/or its Controlled Companies did not take or fail to take any measure that may cause refusal by their insurance companies to indemnify AZUL Holding and/or its Controlled Companies for the occurrence of insured events. There is no material breach by AZUL Holding and/or by its Controlled Companies related to any provision from any of such insurance policies.

7.3.15. Concession, agreements and slots. (A) AZUL Holding and/or its Controlled Companies hold concession to operate, pursuant to the Concession Agreement published in the Official Gazette of the Federal Executive on November 28, 2008, and they also hold the Airline Approval Certificate - CHETA No. 2008-11-0AZU-01-000, dated November 7, 2008, which are valid and in full force. The agreements concerning the airport areas listed in

Exhibit 7.3.15(i) are valid and in full force, and AZUL Holding has not been notified about termination thereof. The slots listed in Exhibit 7.3.15(ii) and the Transport Time - HOTRANS assigned to AZUL Holding are in full force and effect, and AZUL Holding has not been notified about its revocation, termination or redistribution. AZUL Holding and its Controlled Companies comply with all guidelines, rules, recommendations and operating, technical and safety rules issued by any Governmental Authority and/or aircraft, engine, part and piece manufacturers.

7.3.16. Charters, free lease and leasing. Exhibit 7.3.16 contains a faithful and complete list of all the charters, free lease and leasing to which AZUL Holding is a party. Such charters, free lease and leasing are currently in effect. All amounts or material values, as well as all other accessory obligations (including condominium fees and Taxes levied on the property) owed under each agreement have been duly paid for and settled, and there are no outstanding debts in relation thereto. AZUL Holding did not breach any of the Relevant Agreements or material conditions of any of the agreements related to such leases, free leases or leasing.

7.3.17. Restrictive Provisions; Guarantees in Favor of Third Parties. Without prejudice and subject to the content and extension of the other representations made in Section 7.3, AZUL Holding and/or its Controlled Companies are not parties and are not subject to any Law, Authorization or agreement (including guarantees), instrument, document or provision that may impede, limit, delay, compromise or in any other way affect continuity of the transactions and business of AZUL Holding and/or its Controlled Companies after the Date of Execution.

7.3.18. Compliance with Applicable Law. (a) AZUL Holding and/or its Controlled Companies have all the Authorizations necessary or required under any Law, including environmental and regulatory, to conduct their respective businesses as they are currently being conducted. Such Authorizations are in full force and effect and are regular, and AZUL Holding and/or its Controlled Companies complied with on a timely basis the requirements pertaining to the renewal of such Authorizations every time and whenever required and there are no Disputes in course, pending or otherwise, to the knowledge of AZUL Holding and/or its Controlled Companies, threatened, which aim at revoking, canceling, invalidating, nullifying, suspending, restricting and/or limiting any such Authorizations; (b) there are no material Disputes in course, pending or threatened, against AZUL Holding and/or its Controlled Companies, arising out of in any way related to any Law of environmental and/or regulatory nature; (c) AZUL Holding and/or its Controlled Companies are not liable for any event which is or may become an environmental violation, including all and any environmental liabilities (civil, administrative or criminal), burden, risks, losses, contamination of any kind, whether in the ground, underground water or superficial contamination, or expenses arising out of any burden, risks, losses or environmental damages related to its respective business and activities.

7.3.19. Business with Related Parties. Except as listed in Exhibit 7.3.19, on the Date of Execution, AZUL Holding and/or its Controlled Companies are not a party to any contract, agreement (written or oral) or any other executed instrument and/or has obligations, liabilities and/or debts of any nature with any of its officers, managers and/or direct or indirect shareholders of AZUL Holding and/or its Controlled Companies, or members of the family of any of the previous ones, including any contract, agreement, or other instrument entered into by and between AZUL Holding and/or it Controlled Companies, to any of the

abovementioned regarding: (a) lease or free lease of any real properties, goods, assets or personal property; (b) licensing or use of any Intellectual Property; (c) obligations of purchase or sale of any tangible or intangible asset, product or service provision; or (d) financial loans, advancement of funds, current accounts, assumptions of debts, commissions, apportionment of expenses or revenues. AZUL Holding and/or its Controlled Companies do not have any contract, direct or indirect, for consulting or any other services with any Related Party.

7.3.20. Portfolio of Clients; Protection to Consumers. The rendering of services to all the clients carried out by AZUL Holding and/or its Controlled Companies is, in all its material aspects, in a good standing and the Date of Execution and the other Transaction Documents by the Parties shall not impede the regular maintenance of AZUL Holding and/or its Controlled Companies clients. AZUL Holding meets, in all its material aspects, in a proper manner, all the requirements of consumer protection law, as regards relationship with suppliers and consumers, as well as in the relationship with competitors or entities for consumer protection. There are no facts, acts, omissions, or circumstances which could represent a violation of the Consumer Protection Laws.

7.3.21. Business Conduct. As from December 31, 2011 to the Date of Execution, (a) the business of AZUL Holding and/or its Controlled Companies has been conducted regularly and pursuant to their organizational documents, in compliance with the Law, without any relevant change; (b) no change has occurred with the Assets, liabilities, business, operating results or financial situation of AZUL Holding and/or its Controlled Companies, except for those arising out of the ordinary course of business; and (c) none of the following acts was performed: (i) hiring or assumption of any liability or obligation, of any nature, including by means of execution of any agreement or contract, except in the ordinary course of business and which does not cause, collectively or separately, a Relevant Adverse Effect; (ii) payment of any liability or obligation which are liabilities and obligations which become due and payable in the ordinary course of business, according to their respective terms and conditions; (iii) declaration, distribution or payment of dividends, interest on equity or other form of distribution or payment regarding the shares issued by AZUL Holding and/or of its Controlled Companies; (iv) cancellation or waiver of any credits or rights; or (v) any change to any accounting practice or method, except for those required by Law.

7.3.22. Independence of Services and Administrative Services. AZUL Holding and/or its Controlled Companies do not supply, use, are subject to or are a party to any agreement, written or oral, with any Person, involving the sharing of (a) services provided by third parties to AZUL Holding and/or its Controlled Companies or (b) the administrative structure of TRIP and/or its Controlled Companies.

7.3.23. Benefits Plan. Exhibit 7.3.23 contains a Benefits Plan granted by AZUL Holding and/or its Controlled Companies to its respective employees, directors and employees. All the contributions (including all the contributions of the employer and of the employee) which are due were paid pursuant to each Benefits Plan. The consummation of the Transaction does not result in or cause the accelerated maturity of such obligations, acquisition of additional rights, or increase of the amount of remuneration due to any employee or former employee pursuant to each Benefits Plan. There are no non-financed obligations regarding any Benefits Plan which are not totally reflected in the Financial Statements, pursuant to applicable Law and the accounting principles generally acceptable in Brazil.

7.3.24. Relevant Fact. There are no relevant facts or circumstances related to the business or to the activities of AZUL Holding and/or its Controlled Companies which could cause a Relevant Adverse Effect (a) which are not reflected in the Financial Statements or (b) which have not been disclosed in the Exhibits hereto.

7.3.25. Certain Practices. At no moment AZUL Holding and/or its Controlled Companies, including by means of any employee, director, manager, agent, consultant or any Person offered, paid, agreed to pay or authorized the payment in cash or other assets of value to any person which is an officer, agent, employee or representative of any Governmental Authority or any existing or potential client or supplier, or any political party, any candidate to a public office or to political parties’ offices, or to any other Person (a) to obtain favorable treatment in business, (b) to pay favorable treatment in business, (c) to obtain special grants already obtained, in favor of or in relation to AZUL Holding and/or to its Controlled Companies, or (d) in violation of any Law.

7.3.26. Complete Release. The representations made by AZUL Holding in this Agreement do not contain any untrue fact or inaccuracy about any fact or relevant fact, nor omit the existence of any relevant act or fact, whose knowledge is necessary to cause the representations made herein not misleading, incorrect or incomplete.

7.3.27. Pending Acts. There is no Dispute, pending or, to the knowledge of AZUL Holding and/or its Controlled Companies, threatened against them before any Governmental Authority which, if decided unfavorably, may interfere in the capacity of AZUL Holding to perform its obligations arising out of this Agreement, the other Transaction Documents and also the Exhibits hereto.

7.4. Exhibits. All the information disclosed in Exhibits hereto by TRIP’s Shareholders, by AZUL Holding and/or by its respective Controlled Companies is expressly incorporated to this Agreement and shall become an integral part hereof as if they had been fully reproduced. TRIP’s Shareholders, TRIP, AZUL Holding and/or its respective Controlled Companies hereby represent that they have prepared and reviewed in good faith the Exhibits contained in their representations and warranties, which faithfully represent the matters under disclosure contained therein.

SECTION VIII

INDEMNIFICATION

8.1. Indemnification Obligation of TRIP’s Shareholders. TRIP’s Shareholders agree to indemnify, defend and hold harmless AZUL Holding, TRIP, AZUL and/or their respective Affiliates, shareholders, officers, employees, representatives, or any of their successors on any account, as applicable (“AZUL Holding’s Indemnifiable Parties”) with respect to any Losses suffered or incurred by any AZUL Holding’s Indemnifiable Party, as a result of:

(i)	any misrepresentation, omission, error, inadequacy or inaccuracy of any representation provided by TRIP’s Shareholders or TRIP herein;

(ii)	any violation of any of TRIP’s Shareholders or TRIP’s obligations and/or commitments set forth under this Agreement and/or Transaction Documents; and/or

(iii)	any acts resulting from facts or omissions related to TRIP and/or its Affiliates, having occurred or generated by a fact occurring up to (and including) the Date of Merger, including in the event that such facts or omissions (i) have been reported to AZUL Holding during the Due Diligence or in this Agreement (including its Exhibits) or any Transaction Document, (ii) have or have not been provisioned in TRIP’s Financial Statements, or (iii) come to be known, materialized, ascertained and/or recognized after the Date of Execution, it being understood, in any case, that the representations and warranties made herein do not limit the indemnification obligation set forth hereunder.

8.1.1. Indemnification Methodologies of TRIP’s Shareholders up to the Adjustment - Indemnifications Date. The Parties agree that the obligations to indemnify of TRIP’s Shareholders, as provided for in Section 8.1 above, shall follow different mechanisms of payment and/or compensation, which will vary depending on the occurrence of the IPO (the “Completion of the IPO”) or the Deadline, whichever occurs first (the “Adjustment - Indemnifications Date”).

(a) Indemnifications up to the Adjustment - Indemnifications Date. Between the Date of Execution and the Adjustment - Indemnifications Date, any obligation to indemnify of TRIP’s Shareholders, pursuant to Section 8.1, shall be temporarily suspended and may not be required by any AZUL Holding’s Indemnifiable Party, except as set forth below:

(i) Subject to the provisions of Section 8.5, up to the Adjustment - Indemnifications Date, the Parties shall determine in good faith the total amount of Losses indemnifiable by TRIP’s Shareholders, as provided in Section 8.1 and updated by the CDI, which effectively generated a cash outflow on the part of the AZUL Holding’s Indemnifiable Parties within the period between the Date of Execution and the Adjustment - Indemnifications Date (the “Losses With Cash Outflow of AZUL Holding”). Conversely, the Parties shall in good faith determine the total amount of losses indemnifiable by AZUL Holding, as provided in Section 8.2 below and updated by the CDI, which effectively generated a cash outflow on the part of TRIP’s Shareholders’ Indemnifiable Parties within the period between the Date of Execution and the Adjustment - Indemnifications Date (the “Losses With Cash Outflow of TRIP’s Shareholders”). The sum of Losses With Cash Outflow of AZUL Holding and Losses With Cash Outflow of TRIP’s Shareholders are referred to as the “Total Loss of Parties up to the Date of Adjustment - Indemnification”. In the event that the Total Losses of Parties up to the Adjustment - Indemnifications Date are positive in favor of AZUL Holding’s Indemnifiable Parties (that is, the Losses With Cash Outflow of AZUL Holding overcome the Losses With Cash Outflow of TRIP’s Shareholders), then the Original Shareholders shall have the right to exercise, within 4 (four) days after the announcement of the Total Loss of Parties up to the Date of Adjustment - Indemnification, the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders in order to receive, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, the number of Class B preferred shares as per the formula set forth below:

ARP = (PPIAH - PPIAT) / VPAPI

a. ARP: Total number of Class B preferred shares to be issued, within 4 (four) days after the Deadline, by AZUL Holding as a result of the exercise of the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders.

CONFIDENTIAL TREATMENT REQUESTED

b. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date updated by the CDI, subject to Section 8.1.1(b);

c. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date updated by the CDI; and

d. VPAPI: Individual amount of each preferred share as of the definition of the Pre-Money Valuation or, if the Pre-Money Valuation does not occur, the reference amount of the economic value shall be US$1,600,000,000.00 (one billion, six hundred million United States Dollars), being understood that the preferred shares to be issued as a result of the exercise of the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall be considered for the definition of the individual amount of each preferred share.

(b) Alternative Obligation; Cash Payment. Should TRIP’s Shareholders have the obligation to indemnify the Original Shareholders, as provided for in Section 8.1.1(a), TRIP’s Shareholders may elect to pay in cash to the Original Shareholders the balance between (i) the Losses With Cash Outflow of TRIP’s Shareholders; and (ii) the Losses With Cash Outflow of AZUL Holding. TRIP’s Shareholders shall notify AZUL Holding and the Original Shareholders, within 1 (one) day after the determination of the Total Losses of Parties up to the Adjustment - Indemnifications indicating whether they intend to pay indemnities in cash. Should TRIP’s Shareholders elect to pay indemnities in cash, subject to the provisions of this Section, it shall pay the indemnities within 1 (one) day after the issuance of the notification set forth in the preceding sentence, it being understood that, upon confirmation of payment, the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall lose its validity and effectiveness. If such payment is not made within the period specified above, the Original Shareholders shall be free to exercise the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders.

(c) Indemnifications After the Adjustment - Indemnifications Date. After the Adjustment - Indemnifications Date, the obligations to indemnify of TRIP’s Shareholders as provided for in Section 8.1, shall be indemnified exclusively in cash, pursuant to Section 8.3 et seq., it being agreed to by and between the Parties, for the avoidance of doubt, that the indemnification procedures set forth in Sections 8.3, 8.4, 8.5, and 8.6 shall apply to Parties only after the Adjustment - Indemnifications Date.

8.1.2 Limitation to Indemnification of TRIP’s Shareholders. Notwithstanding anything to the contrary in Section 8.1.1 above, the obligation to indemnify of TRIP’s Shareholders for Losses set forth in Section 8.1 above shall remain valid until the [*****] anniversary of this date, extendable for the term of the procedural progress of the Dispute in the event that such Dispute has been initiated within the referred period. For clarity purposes, in the event that a possible Loss, including as a result of Dispute, is either claimed or notified within the period set forth in this Section 8.1.2, TRIP’s Shareholders shall remain obligated to indemnify the AZUL Holding’s Indemnifiable Parties as set forth in Section 8.1 if such Loss is disbursed by the relevant AZUL Holding’s Indemnifiable Party, even if such disbursement occurs after the expiration of the term referred to herein.

8.2. Indemnification Obligation of AZUL Holding. AZUL Holding agrees to indemnify, defend and hold harmless TRIP’s Shareholders against any Losses suffered or incurred by any of TRIP’s Shareholders (“TRIP’s Shareholders’ Indemnifiable Parties”, and collectively with the AZUL Holding’s Indemnifiable Parties, the “Indemnifiable Parties”), as a result of:

(i)	any misrepresentation, omission, error, inadequacy or inaccuracy of any representation provided by AZUL Holding herein;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

(ii)	any violation of any of AZUL Holding’s obligations and/or commitments set forth under this Agreement and/or Transaction Documents;

(iii)	any acts resulting from facts or omissions related to AZUL Holding and/or its Affiliates, having occurred or generated by a fact occurring up to (and including) the Date of Merger, including in the event that such facts or omissions (i) have been reported to TRIP’s Shareholders during the Due Diligence or in this Agreement (including its Exhibits) or any Transaction Document, (ii) have or have not been provisioned in AZUL Holding’s Financial Statements, or (iii) come to be known, materialized, ascertained and/or recognized after the Date of Execution, it being understood, in any case, that the representations and warranties made herein do not limit the indemnification obligation set forth hereunder.

8.2.1. Indemnification Methodologies of AZUL Holding up to the Adjustment - Indemnifications Date. In a consistent and symmetrical manner as per Section 8.1.1 above, the obligations to indemnify of AZUL Holding, as set forth in Section 8.2 above, shall follow different mechanisms of payment and/or compensation, which will vary depending on the occurrence of the Adjustment - Indemnifications Date.

(a) Indemnifications up to the Adjustment - Indemnifications Date. Between the Date of Execution and the Adjustment - Indemnifications Date, any obligation to indemnify of AZUL Holding, pursuant to Section 8.1, shall be temporarily suspended and may not be required by any of TRIP’s Shareholders’ Indemnifiable Parties, except as set forth below:

(i) Pursuant to Sections 8.2.1(b) and 8.5, up to the Adjustment - Indemnifications Date, the Parties shall determine in good faith the total amount of Losses with Cash Outflow of TRIP’s Shareholders. Conversely, the Parties shall in good faith determine the total amount of Losses with Cash Outflow of AZUL Holding. In the event that the Total Losses of Parties up to the Adjustment - Indemnifications Date are positive in favor of TRIP’s Shareholders’ Indemnifiable Parties (that is, the Losses With Cash Outflow of TRIP’s Shareholders overcome the Losses With Cash Outflow of AZUL Holding), then TRIP’s Shareholders shall have the right to exercise, within 4 (four) days after the announcement of the Total Loss of Parties up to the Date of Adjustment - Indemnification, the TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment, in order to receive, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, the number of Class B preferred shares as per the formula set forth below:

ARP = (PPIAT - PPIAH) / VPAPI

a. ARP: Total number of Class B preferred shares to be issued, within 4 (four) days after the Deadline, by AZUL Holding as a result of the exercise of TRIP’s Shareholders Subscription Warrants - Indemnifications Adjustment.

b. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date updated by the CDI;

CONFIDENTIAL TREATMENT REQUESTED

c. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date updated by the CDI, subject to the provisions of Section 8.1.1(b); and

d. VPAPI: Individual amount of each preferred share as of the definition of the Pre-Money Valuation or, if the Pre-Money Valuation does not occur, the reference amount of the economic value shall be US$1,600,000,000.00 (one billion, six hundred million United States Dollars), being understood that the preferred shares to be issued as a result of the exercise of the Subscription Warrants for the Adjustment of Shareholding - TRIP’s Shareholders shall be considered for the definition of the individual amount of each preferred share.

(b) Proportional Losses of TRIP’s Shareholders. The Parties agree that a Loss suffered by AZUL Holding and/or its Controlled Entities (except for TRIP) shall result in a Loss suffered by TRIP’s Shareholders. In this case, and exclusively if the Loss is paid in cash by AZUL Holding, the indemnity amount payable to TRIP’s Shareholders will be equivalent, in the event the Loss is suffered or incurred by AZUL Holding and/or its Controlled Entities (except for TRIP), to the result of the following formula:

I = (PAH * PAT) / (1 - PAT)

d. I: Total indemnity amount due to TRIP’s Shareholders;

e. PAH: Total loss incurred or suffered by AZUL Holding; and

f. PAT: TRIP’s Shareholders’ Equity Participation based on the economic value of AZUL Holding, to be calculated as per the formula below:

PAT = ((NON) + (NAPNB * 24.1)) / ((TAON) + (TAPN * 24.1))

e. NON: Total number of AZUL Holding’s New Common Shares;

f. NAPNB: Total Number of AZUL Holding’s New Class B Preferred Shares;

g. TAON: Total number of AZUL Holding’s Common Shares; and

h. TAPN: Total number of AZUL Holding’s Preferred Shares.

For clarity purposes, the 24.1 factor used in the calculation of the PAT, according to the formula above, reflects the difference of the economic value between the different classes of shares, pursuant to AZUL Holding’s Bylaws, in effect on the Date of Execution. Therefore, the Parties undertake, in good faith, to adjust such factor, by approving changes to AZUL Holding’s Bylaws that modify the economic value attributed to each class of shares, in order to maintain the economic rationale used in the definition of the PAT.

(c) Alternative Obligation; Cash Payment. Should AZUL Holding have the obligation to indemnify TRIP’s Shareholders, as provided for in Section 8.2.1(a), AZUL Holding may elect to pay in cash to TRIP’s Shareholders the balance between (i) the Losses With Cash Outflow of AZUL Holding; and (ii) the Losses With Cash Outflow of TRIP. AZUL Holding shall notify TRIP Shareholders, within 1 (one) day after the determination of the Total Losses of Parties up to the Adjustment - Indemnifications indicating whether they intend to pay indemnities in cash. Should AZUL Holding elects to pay indemnities in cash, subject to the provisions of this Section, it shall pay the indemnities within 1 (one) day after the issuance of the notification set forth in the preceding sentence, it being understood that, upon confirmation of payment, the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders shall lose its validity and effectiveness. If such payment is not made within the period specified above, the TRIP Shareholders shall be free to exercise the Subscription Warrants for the Adjustment of Shareholding - Original Shareholders.

CONFIDENTIAL TREATMENT REQUESTED

(d) Indemnifications After the Adjustment - Indemnifications Date. After the Adjustment - Indemnifications Date, the obligations to indemnify of AZUL Holding as provided in Section 8.2, shall be indemnified exclusively in cash, pursuant to Section 8.3 and following, being agreed by and between the Parties, for the avoidance of doubt, that the indemnification procedures set forth in Sections 8.3, 8.4, 8.5, and 8.6 shall apply to Parties only after the Adjustment - Indemnifications Date.

8.2.2 Limitation to Indemnification of AZUL Holding. Notwithstanding anything to the contrary in Section 8.2.1 above, the obligation to indemnify of AZUL Holding for Losses set forth in Section 8.2 above shall remain valid until the [*****] anniversary of this date, extendable for the term of the procedural progress of the Dispute in the event that such Dispute has been initiated within the referred period. For clarity purposes, in the event that a possible Loss, including as a result of Dispute, is either claimed or notified within the period set forth in this Section 8.2.2, AZUL Holding shall remain obligated to indemnify TRIP’s Shareholders’ Indemnifiable Parties as provided for in Section 8.2 if such Loss is disbursed by the relevant AZUL Holding’s Indemnifiable Party, even if such disbursement occurs after the expiration of the term referred to herein.

8.3. Indemnification Amount; Survival of Obligation to Indemnify. After the Adjustment - Indemnifications Date, any other indemnification due under this Section VIII shall be paid in cash, net and free of any taxes, so that the Indemnifiable Party is restored to the financial situation immediately prior to the respective Loss.

8.3.1. After the Date of Adjustment - Indemnities, within 90 (ninety) days from the end of each fiscal year, the Parties shall define, in good faith, based on information contained in the Excerpt to be furnished by AZUL Holding as set forth in Section 8.4 below, (i) the total amount of Losses With Cash Outflow of TRIP’s Shareholders identified in the previous fiscal year, and (ii) the total amount of Losses With Cash Outflow of AZUL Holding’s Shareholders identified in the previous fiscal year.

8.3.2. Once the provisions set forth in Section 8.3.1 above have been complied with,

(i) subject to the minimum amount of the Basket (as set forth in Section 8.5 below), should it be verified that the total amount of Losses With Cash Outflow of TRIP’s Shareholders is higher than the total amount of Losses With Cash Outflow of AZUL Holding’s Shareholders in the fiscal year in question, AZUL Holding shall then make a payment corresponding to the difference between such losses in favor of TRIP’s Shareholders, subject to the provision of Section 8.2.1, within [*****] from the end of the fiscal year in question, and

(ii) subject to the minimum amount of the Basket (as set forth in Section 8.5 below), should it be verified that the total amount of Losses With Cash Outflow of TRIP’s Shareholders is lower than the total amount of Losses With Cash Outflow of AZUL Holding’s Shareholders in the fiscal year in question, TRIP’s Shareholders shall then make a payment, severally and in a proportional manner, corresponding to the difference between such losses in favor of AZUL Holding’s Indemnified Party or Parties, subject to Section 8.1.1, within [*****] from the end of the fiscal year in question.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

8.4 In order to control, monitor and determine the amount of Losses With Cash Outflow of TRIP’s Shareholders and the Losses With Cash Outflow of AZUL Holding’s Shareholders occurring throughout the validity term of this Section VIII, AZUL Holding undertakes to, from the Date of Merger, maintain a special memorandum account in the name of TRIP’s Shareholders and AZUL Holding’s Indemnified Parties (the “Memorandum Account”).

8.4.1 AZUL Holding undertakes to cause TRIP’s Shareholders to receive an excerpt of the Memorandum Account (the “Excerpt”) (i) on the Date of Adjustment - Indemnities, (ii) within 30 (thirty) days from the end of each Fiscal Year, and (iii) within 30 (thirty) days from any date on which any of TRIP’s Shareholders requests that an Excerpt be prepared.

8.4.2. The Excerpt shall contain the registration, updated through its date of issuance (or through any other date specified therein), (i) of all Losses With Cash Outflow of TRIP’s Shareholders, (ii) of all Losses With Cash Outflow of AZUL Holding’s Shareholder, (iii) of all amounts already indemnified by TRIP’s Shareholders to AZUL Holding’s Indemnified Parties, (iv) of all amounts already indemnified by AZUL Holding to TRIP’s Shareholders, and (v) the outstanding balance due to AZUL Holding or TRIP’s Shareholders, as the case may be.

8.4.3. AZUL Holding acknowledges that TRIP’s Shareholders, by virtue of not necessarily directly participating in the management of AZUL Holding and TRIP, may not be aware of, by themselves, the Losses With Cash Outflow of AZUL’s Shareholders and the Losses With Cash Outflow of TRIP’s Shareholders and, therefore, (i) AZUL Holding agrees to be liable for the correct maintenance of the Memorandum Account and for all information provided in any Excerpt, (ii) AZUL Holding undertakes to provide all information necessary to prove to TRIP’s Shareholders the occurrence of all Losses With Cash Outflow of AZUL’s Shareholders and the Losses With Cash Outflow of TRIP’s Shareholders, (iii) TRIP’s Shareholders may, whenever deemed necessary, audit the Memorandum Account (by themselves or through an auditing firm retained for such a purpose), in which case AZUL Holding undertakes to cooperate with such audit by providing all explanations necessary and all documents that may be reasonably requested for the carrying out of such audit, and (iv) the indemnity procedures set forth in Sections 8.6 and 8.7 below shall only apply to TRIP’s Shareholders in case they are directly (that is, under their own names) involved in any Third Party Claim or Direct Claim.

8.5. Floor; Basket. TRIP’s Shareholders and/or AZUL Holding’s Shareholders (as applicable) will not be required to indemnify or reimburse the other Party in relation to any isolated Loss that results in indemnity under [*****] In other words, Losses below such amount shall not be included in the Memorandum Account. Likewise, TRIP’s Shareholders and/or AZUL Holding’s Shareholders (as applicable) will not be required to pay to the other Party any indemnity amount until the moment when the total amount of indemnity payable by the Indemnifying Party reaches a value equal to or greater than [*****] (the “Basket”). Once the Basket value is reached, as calculated in accordance with Sections 8.3.2(i) and (ii), the entire value of the Basket shall be indemnified and not just whatever is in excess. On the other hand, if the total value of the Basket is not reached, as calculated in accordance with Sections 8.3.2(i) and (ii), the amount then calculated shall be accrued for purposes of the next calculation to be made pursuant to Section 8.3.2.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

8.6. Indemnification Procedures in Case of Third Party Claims. For purposes of this Section VIII, any and all Dispute presented by third parties, including Governmental Authorities, which may constitute a Loss, shall hereafter be referred to as a “Third Party Claim”. Third Party Claims in connection to TRIP regarding judicial and administrative proceedings listed in the Exhibits hereof shall be considered as notified on this date to TRIP’s Shareholders for payment of any eventual Losses resulting from such, for which the defense shall continue to be conducted as currently conducted by TRIP. Likewise, Third Party Claims in connection to AZUL Holding regarding judicial and administrative proceedings listed in the Exhibits hereof shall continue to be conducted as currently conducted by AZUL Holding.

8.6.1. If a Third Party Claim arises against any Indemnifiable Party, for which either TRIP’s Shareholders or AZUL Holding is responsible (the “Indemnifying Party”), in whole or in part hereunder, any of the Indemnifiable Parties, as the case may be, that becomes aware, by any manner, of such Third Party Claim and/or receive any official letter, notice or subpoena to this effect, shall notify the Indemnifying Party in respect of such Third Party Claim, to the persons and in the form provided in Section 10.1 hereof (“Notice of Third Party Claim”).

8.6.2. The Notice of Third Party Claim shall be sent before 1/3 (one third) of the period available for the presentation of defense or appropriate relief against such Third Party Claim (“Defense”) has elapsed.

8.6.3. The Notice of Third Party Claim shall contain, whenever possible, the Indemnifiable Party’s estimate of the total amount of Loss pertaining to the Third Party Claim pursuant to terms of this Section 8.6, including fines, interest, fees and other charges necessary for the restoration of the Indemnifiable Party.

8.6.4. The Indemnifying Party shall have the right to assume the Defense of the Third Party Claim, through legal counsel of its choice or through any other person appointed by it, provided it notifies the Indemnifiable Party in writing, as provided in Section 10.1, before half the legal term for the submission of Defense has elapsed. The absence of a written notice from the Indemnifying Party under the terms and periods set forth in this Section 8.6.4 shall be deemed a waiver of its right to assume the Defense.

8.6.5. If the Defense is assumed by the Indemnifying Party:

(i)	the Indemnifying Party may enter into agreements or pay any amount in respect of such Third Party Claim regardless of prior consent in writing of the Indemnifiable Party, provided that such agreement is solely connected to the financial recovery and does not imply recognition of guilt, or adversely affect the reputation of the Indemnifiable Party;

(ii)	the Indemnifiable Party agrees to promptly provide any and all information and documents relevant and reasonably requested by the Indemnifying Party, and which are within reach of the Indemnifiable Party, including the power of attorney required for the preparation of Defense; and

(iii)	the Indemnifiable Party shall be entitled to monitor the procedural progress of the Third Party Claim and its respective Defense, and may appoint an attorney in fact to monitor the work being conducted by the Indemnifying Party, the Indemnifiable Party to bear all costs of such monitoring.

8.6.6. In the event that the Indemnifiable Party fails to comply with the obligation set forth in Sections 8.6.2 or 8.6.5 (ii), the Indemnifiable Party shall lose the right to be indemnified for its Loss pursuant to terms of this Section VIII, if and only if such noncompliance results in the nonobservance of procedural deadline for the submission of the Defense or otherwise materially harm the Defense.

8.6.7. In the event that the Third Party Claim refers to periods, events or omissions prior to or after the Signing Date, the Defense may only be assumed by the Indemnifying Party if the majority of the obligation object of the Third Party Claim lies under such Party’s responsibility, subject to provisions of Sections 8.6.4 and 8.6.5 above. Otherwise, the Defense shall be conducted by the Indemnifiable Party.

8.6.8. Subject to Section 8.6.5 (iii) above, regardless of which Party leads the Defense, the Indemnifying Party shall be responsible for all costs and expenses (to be considered as Indemnifiable Loss under this Section VIII) associated with the Defense of any Third Party Claim that may generate a Loss for which it is responsible, including accountants and experts, administrative and/or judicial fees and administrative and judicial deposits required or necessary to enable the proper conduction and presentation of the Defense, except for reasonable attorneys’ fees and reasonable related expenses.

8.6.9. The Indemnifying Party shall use its best efforts to hold the Indemnifiable Party, at any time, free from any restrictions and/or lien that may eventually arise from a Third Party Claim, including the obtainment of tax and/or social security and pension certificates by the Indemnifiable Party. In case the Indemnified Party, as a result of a Third Party Claim, is unable to obtain one or more tax and/or social security and pension certificates, the Indemnifying Party shall promptly take all measures within its power, including the filing of applicable lawsuits and/or the provision of full tax credit guarantee, so as to enable the obtainment of such certificates by the Indemnifiable Party. In the event that the Indemnifying Party applies its own resources to guarantee the Third Party Claim, such amount, if released, shall be fully restituted to the Indemnifying Party, adjusted in the same terms of its respective judicial deposit.

8.7. Procedure for Indemnification of Direct Claim. In the case of Losses suffered or incurred by an Indemnifiable Party and which are the responsibility of the Indemnifying Party, pursuant to this Section VIII, for whatever reason which does not constitute a Third Party Claim (“Direct Claim”), the Indemnified Party shall notify the Indemnifying Party in respect of such Loss suffered or incurred, added, whenever possible, by an estimate of the amount to be indemnified (“Notice of Direct Claim”).

8.7.1. The Indemnifying Party, within 30 (thirty) calendar days of receipt of the Notice of Direct Claim, shall deliver a written notice to the Indemnified Party stating whether or not it agrees to be liable for the claimed indemnification or whether or not it agrees with the amount of the Indemnifiable Loss presented in such Notice of Direct Claim.

8.7.2. If the Indemnifying Party agrees to be liable for the payment of the referred Loss and agrees with the amount presented in the Notice of Direct Claim, or fails to respond within the period specified above, the Notice of Direct Claim shall then be deemed a notice of Loss for purposes hereof, and the Indemnifying Party shall pay to the Indemnified Party the claimed indemnification pursuant to the terms of this Section VIII.

CONFIDENTIAL TREATMENT REQUESTED

8.7.3. If the Indemnifying Party declares itself not responsible for the indemnification claimed or disagrees with the amount of Loss presented in the Notice of Direct Claim, the Indemnified Party may refer the matter to the arbitration procedure set forth in Section 10.10 below.

8.8. For clarity purposes, the Parties agree that any Loss resulting from acts or omissions of the management of TRIP or AZUL performed after the Date of Merger shall not be deemed an indemnifiable Loss, and, therefore, shall not be indemnified by any of the Parties under this Section VIII, even if such acts or omissions relate to agreements, arrangement or protocols (convênios) (including, without limitation, protocols (covenio) or agreements executed with States or Municipalities relating to tax benefits) existing prior to the Date of Merger.

SECTION IX

ADDITIONAL OBLIGATIONS

9.1. Non-Competition. [*****]

9.1.1. The obligations of TRIP’s Shareholders and Neeleman set forth in Section 9.1 above shall remain valid and effective for a period of [*****] as of the Date of Merger.

9.2. Submission of the Agreement to the Competition Authorities. The Parties shall submit the Operation contemplated hereby for approval by the SBDC, as required by Federal Law No. 8,884/94. The Parties shall coordinate the monitoring of their respective act of concentration before SBDC and shall mutually cooperate throughout the process, including the provision, within the time reasonably required (or at any time, provided that so requested by any of SBDC bodies) of any and all documents and information pertaining to TRIP, AZUL and their industry of operation. The Parties agree to endeavor to meet any requirements or limitations imposed by SBDC bodies for the approval of the legal transactions set forth herein.

9.3. Lock-up. AZUL Holding’s New Shares and AZUL Holding’s Common Shares held by Neeleman shall not be traded or otherwise Transferred by TRIP’s Shareholders and/or Neeleman, as applicable, for a period of [*****], as of the Date of Merger, up to the Completion of the IPO, whichever occurs first (the “Lock-Up Period”), exclusively in the event of Transfer to competitors of AZUL Holding in the civil aviation sector.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

9.4. TRIP’s Employees. After the Date of Merger, the current officers and assistant officers, up to a maximum total of [*****], shall remain employed at TRIP by AZUL Holding (the “Current Officers of TRIP”). The Current Officers of TRIP shall have the right to retain their positions for up to [*****] from the Date of Merger (the “Secured Term of Office”). In the event that AZUL Holding replaces any of the Current Officers of TRIP without good cause prior the end of the Secured Term of Office (the “Replaced Officer”), such Replaced Director shall be entitled to compensation in an amount equivalent to [*****] (the “Officer’s Indemnification”). Any severance or indemnification required to be paid in accordance with the Brazilian law, by AZUL Holding to the Replaced Director resulting from the replacement of the latter without good cause, shall be deducted from the Director’s Indemnification, so that the total expenditure incurred by AZUL Holding with such replacement does not exceed [*****].

9.4.1. Notwithstanding the provisions of Section 9.4 above, AZUL Holding and TRIP agree to assess, on an ongoing and objective basis, the Current Officers of TRIP, based on technical and objective standards, seeking to define which directors would be able, according to the best understanding of AZUL Holding’s management, to remain in their positions after the expiration of the Secured Term of Office.

9.5. Corporate Name and Use of Trademarks. After the Date of Merger, AZUL Holding shall adopt the corporate name “AZUL TRIP S.A.”, provided that, immediately prior to the first filing with CVM in connection with the IPO, the corporate name shall return to “AZUL S.A.”. Additionally, the Parties agree that, until the completion of the first filing with CVM in connection with the IPO, any (i) use and disclosure of corporate names, trademarks and brandings of AZUL and TRIP to consumers and (ii) definition regarding the marketing policies to be adopted by AZUL and TRIP, in the daily operation of their business, shall be held only if all procedures and guidelines on the subject set forth by the Transition Committee are observed.

9.6. Disclosure of Operation. Any and all disclosure regarding the consummation of the Merger of Shares (i) shall be previously approved in writing by all Parties, and (ii) [*****]

SECTION X

GENERAL PROVISIONS

10.1 Notices. All notices, agreements, waivers and other notices shall be made in writing and delivered personally, by registered mail, courier, or email (in this case, upon confirmation of receipt) to the addresses and phone / fax numbers described in Exhibit 10.1 hereof (or such other address as indicated by a Party to the others).

10.1.1. All notices and other communications to be made with respect hereto shall be deemed delivered on the date of actual receipt or delivery, evidenced by written confirmation of receipt or other proof of actual receipt or delivery to the addresses listed in Exhibit 10.1.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

10.2. Decisions of TRIP’s Shareholders. For the purposes of this Agreement and the other Transaction Documents, any and all communications to AZUL Holding, and/or decisions made and notified by TRIP Investimentos shall irrevocably and irreversibly bind all TRIP’s Shareholders. Any and all communications to AZUL Holding, and/or decisions made hereunder shall be held jointly by at least a majority of TRIP’s Shareholders.

10.3. Expenses. Each Party shall bear its respective expenses, direct or indirect, arising from the negotiation and drafting of this Agreement, as well as the consummation of the Transaction contemplated herein.

10.4. Irrevocability and Irreversibility. This Agreement is entered into by and among the Parties irrevocably and irreversibly.

10.5. Specific Performance. The Parties acknowledge and further agree that indemnities paid in cash may constitute inadequate remedies in the event of breach of any provision hereof. Thus, the fulfillment of any obligations contained herein may be required in specific form by the creditor Party of the obligation, pursuant to terms of Articles 461 et seq. of the Brazilian Civil Procedure Code, and the offending Party shall respond for losses and damages to which it gives rise. This remedy shall not be considered as exclusive remedy for breach hereof, but only as an additional resource to other remedies available.

10.6. Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and its terms may only be waived, by written instrument signed by all Parties hereto or, in case of waiver, by the Party waiving the relevant right. No delay or omission by any Party in the exercise of any right hereunder shall be deemed a waiver of such right or novation, nor prevent the future or subsequent exercise thereof.

10.7. Entire Agreement, Assignment. This Agreement (including its Exhibits) is the sole instrument that governs and regulates the transactions contemplated hereby, and thus, any arrangement, agreement, memorandum, letter or other instrument in connection with this transaction is revoked and void. This Agreement may not be assigned by any of the Parties without the prior consent in writing of the other Parties. This Agreement shall bind and inure to the benefit of the Parties hereto, as well as their respective successors and assignees as may be authorized.

10.8. Confidentiality. The Parties, as well as their counselors, officers, attorneys, employees and consultants, shall keep under confidentiality the existence and content of this Agreement and the Transaction set forth hereunder, as well as the Confidential Information to which they have access as a result of its negotiation.

10.8.1. The confidentiality obligation set forth in Section 10.9 above shall not apply: (a) in connection with that information which is under public knowledge at the time of execution hereof; or (b) when there is a legal obligation of disclosure by law or court decision, in which event the Confidential Information shall be provided only for those persons who, by virtue of such legal or judicial decision, shall receive it; or (c) in relation to the Confidential Information which, although confidential at the date hereof, is made public, by no fault or intent of any of the Parties or third party under confidentiality obligation regarding such Confidential Information.

10.8.2. Any and all disclosure regarding the Transaction shall (i) be approved in advance and in writing by all Parties, and (ii) [*****]

10.8.3. The obligation of confidentiality under this Section 10.9 shall be valid for 2 (two) years as of the Date of Execution hereof.

10.9. Applicable Law. This Agreement shall be governed by and construed in accordance with the Laws of Brazil.

10.10. Conflict Resolution. With the exception of disputes relating to obligations to pay which include judicial enforcement proceedings and that which may require, at the outset, specific execution, all other disputes arising from or connected to this Agreement and its schedules, among others, which pertain to its validity, effectiveness, violation, interpretation, expiration, termination and its consequences, shall be resolved by arbitration, pursuant to Law No. 9.307/96, as amended, upon the conditions that follow.

10.10.1. The dispute shall be submitted to the International Chamber of Commerce (“Arbitration Center”) in accordance with its regulation (“Regulation”), effective as of the date of the request for initiation of arbitration. The arbitration shall be conducted in Portuguese.

10.10.2. The place of arbitration shall be the City of São Paulo, State of São Paulo, Brazil, where the arbitral decision shall be rendered, and the arbitrators are not authorized to rule based on equity, except for the settlement of the attorneys’ fees mentioned in Section 10.11.4 below.

10.10.3. The arbitral tribunal shall comprise three arbitrators, where the applicant(s), on one hand, shall appoint one arbitrator, and the defendant(s), on the other, appoint a second arbitrator, which, by common agreement, shall appoint the third arbitrator who shall act as President of the arbitral tribunal (the “Arbitral Tribunal”). If either party fails to appoint an arbitrator and/or 2 (two) arbitrators appointed by the Parties fail to appoint the third arbitrator within 30 (thirty) days from the date set forth for such action, the president of the Arbitration Center shall be responsible for appointing the third arbitrator in the manner set forth in its Regulation.

10.10.4. The Parties agree that the Party upon which the adverse decision is imposed shall pay the fees and expenses incurred with the arbitrators and the Arbitration Center, if otherwise not established in the arbitration decision. The Parties shall bear the costs and fees of their respective attorneys.

10.10.5. Each Party remains entitled to propose in the competent common judgment the legal measures aimed at obtaining precautionary approvals for protection or safeguarding of rights or as preparation prior to the establishment of the Arbitral Tribunal, such action not to be construed as a waiver of arbitration. For the exercise of court protections, the Parties elect the courts sitting in the City of São Paulo, State of São Paulo, as competent jurisdiction, expressly waiving any other, no matter how privileged it may be.

10.10.6. According to article 475-P of the Brazilian Civil Procedure Code, the execution of the judgment shall take place in the judicial district where it was processed (the

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

City of São Paulo, State São Paulo, pursuant to Section 10.11.2 above), the execution creditor being able to legally opt for the location where assets subject to expropriation are located or at the primary residence of the execution debtor. Each Party shall use its best efforts to ensure the expeditious and efficient completion of the arbitration procedures.

10.10.7 Regardless of the nature of the dispute to be settled through arbitration, all Parties shall participate in it, either as party (when the dispute directly involves it as claimant or counterclaimant), or as interested third party (when it may be, in any way, directly or indirectly affected by decisions to be made in the course or at the end of the procedure). Likewise, the award shall be final and binding on all Parties, regardless of eventual refusal by any Party to participate in the arbitration procedure, either as party or interested third party.

10.11. Waivers. TRIP’s Shareholders hereafter, irrevocably and irreversibly, waive (i) the protection provided for in article 264 of the Brazilian Corporations Law with respect to the Merger of Shares; and (ii) the right to withdraw to which they would be entitled in case they dissented from the Merger of Shares, pursuant to articles 252 and 137 of the Brazilian Corporations Law.

10.12 Taxes. Unless otherwise provided for herein, each Party shall be responsible for paying any Tax for which, by law, it is responsible in connection with the Transaction contemplated hereby.

10.13. Severability. Any terms or provisions hereof which are declared invalid or unenforceable shall be deemed ineffective only to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of the referred Section and/or this Agreement.

10.14. Joint Liability. Any and all obligations undertaken by TRIP’s Shareholders under this Agreement and the Transaction Documents are undertaken by them, in an irrevocable and irreversible manner, with no joint liability, but limited to the percentage that each one holds in the capital stock of AZUL Holding (excluding the equity participation of the other shareholders).

10.15. Termination of Code Share. Considering that AZUL and TRIP filed with ANAC a request to code share flights among the companies (“Code Share”), the Parties agree that, if the Transaction is not consummated as a result of ANAC non-approval, the agreement pursuant to which the Code Share was formalized (the “Code Share Agreement”) shall be automatically terminated without penalty. In this case, all acts seeking to reestablish the financial and economic position of the Parties before the execution of the Code Share Agreement shall be taken by the Parties as if the Code Share Agreement had not been entered, it being agreed that: (i) all revenues that would otherwise be allocated to AZUL and TRIP if the Code Share Agreement had not been entered shall be returned to AZUL or TRIP, as the case may be, within 10 (ten) days as of the termination of the Code Share Agreement, including, without limitation, the revenues relating to fly tickets effectively used or not and those relating to rescheduling and cancelation fees, discounted from the operational expenses and Interline Service Charge (as defined in the Code Share Agreement) incurred by AZUL or TRIP as a result of administrative proceedings associated with the rescheduling or cancelling of flights; (ii) in relation to revenues of flights tickets of performed and non-performed flights, it is agreed that the revenues shall be divided between TRIP and AZUL according to the Code Share Agreement, but it shall also be returned to TRIP or AZUL, as the case may be, within 10 (ten) days as of the termination of the Code Share Agreement, discounted from the operational expenses and Interline Service Charge (as defined in Annex 2 of the Code Share Agreement) incurred by AZUL or TRIP as a result of the sale, rescheduling and cancelation of the flight object of the Code Share Agreement, and (iii) the provisions of this Section 10.15 shall prevail over the provisions of the Code Share Agreement.

10.16. Financial Resources Transfers to TRIP. Considering that, from the date hereof until the issuance of ANAC’s Approval, AZUL Holding and/or AZUL may transfer the financial resources to TRIP (“Resources Onlending to TRIP after ANAC’s Approval”), it is agreed among the Parties and the Intervening Consenting that, to extent that the Transaction is not approved by ANAC, the wholeness of the Resources Onlending to TRIP after ANAC’s Approval shall be refunded to AZUL Holding or AZUL, after the consummation of the adjustment set forth in Section 10.15, according to which the corresponding net amount is transferred to AZUL Holding or AZUL within ten (10) days as of the date in which the non approval of the Transaction by ANAC is consummated.”

Execution Version

SECOND AMENDMENT TO

INVESTMENT AGREEMENT

between, on one side,

TRIP PARTICIPAÇÕES S.A.,

TRIP INVESTIMENTOS LTDA., and

RIO NOVO LOCAÇÕES LTDA.

and on the other side,

AZUL S.A.

and, as consenting and intervening parties,

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

TRIP LINHAS AÉREAS S.A., and

GARY DAVID NEELEMAN

DATED DECEMBER 27, 2013

SECOND AMENDMENT TO INVESTMENT AGREEMENT

This Second Amendment to Investment Agreement is entered into, on [month] [day], 2013, by and among the following parties:

On one side,

(a)	TRIP PARTICIPAÇÕES S.A., a corporation with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 09.229.532/0001-70, herein represented by its undersigned legal representatives (“TRIP Participações”);

(b)	TRIP INVESTIMENTOS LTDA., a limited liability company with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, Condomínio Flex Buildings, Módulo 2, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 15.300.240/0001-89, herein represented by its undersigned legal representatives (“TRIP Investimentos”); and

(c)	RIO NOVO LOCAÇÕES LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 6.3, Suite 208, CEP 29157-405, registered as taxpayer under CNPJ/MF No. 04.373.710/0001-18, herein represented by its undersigned legal representatives (“Rio Novo” and, together with TRIP Participações and TRIP Investimentos, “TRIP’s Shareholders”); and

On the other side,

(d)	AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, 939, 8th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by its undersigned legal representatives (“AZUL Holding” and, together with TRIP’s Shareholders, the “Parties”, and each of them, individually, a “Party”),

And, in the capacity of intervening and consenting parties (the “Intervening and Consenting Parties”):

(e)	AZUL LINHAS AÉREAS BRASILEIRAS S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, 939, 8th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.296.295/0001-60, herein represented by its undersigned legal representatives (“AZUL”);

2

(f)	TRIP LINHAS AÉREAS S.A., a corporation with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 02.428.624/0001-30, herein represented by its undersigned legal representatives (“TRIP”); and

(g)	DAVID GARY NEELEMAN, Brazilian, married, bearer of Identification Card RG No. 53.031.273-6 SSP/SP and registered as taxpayer under CPF/MF No. 744.573.731-68 (“Neeleman”), herein represented by his undersigned attorney-in-fact.

PREAMBLE

A. WHEREAS on May 25, 2012, the Parties and the Intervening and Consenting Parties signed an Investment Agreement (the “Original Investment Agreement”), whereby it was agreed that, subject to the terms and conditions of the Original Investment Agreement, all TRIP’s Shares (as defined in the Original Investment Agreement) would be merged into AZUL Holding, with the subsequent delivery of the new shares issued by AZUL Holding to TRIP’s Shareholders, without the winding up of TRIP, according to the provisions of Article 252 of Federal Law No. 6,404, of December 15, 1976;

B. WHEREAS, on August 15, 2012, the Parties and the Intervening and Consenting Parties signed the First Amendment to the Original Investment Agreement, (the “First Amendment”, such Original Investment Agreement, as amended by the First Amendment, hereafter simply referred to as the “Investment Agreement”), whereby certain terms and conditions of the Original Investment Agreement were amended. Such Original Investment Agreement was restated and became effective with the wording provided for in Exhibit I to the First Amendment;

C. WHEREAS, pursuant to the Investment Agreement, TRIP’s Shareholders received 30.7% (thirty point seven percent) of the total shares of AZUL Holding, that is, 1,231,343 (one million, two hundred and thirty-one thousand, three hundred and forty-three) common shares, corresponding to 33% (thirty-three percent) of the total common shares, and 553,627 (five hundred and fifty-three thousand, six hundred and twenty-seven) Class B preferred shares (subsequently converted into a single class of preferred shares, as explained below), corresponding to 28.2% (twenty-eight point two percent) of the total Class B preferred shares (and such shares are referred to hereinafter as “AZUL Holding’s New Shares”, pursuant to the provisions of the Investment Agreement);

D. WHEREAS Section VI of the Investment Agreement provides for the Adjustment to the Initial Exchange Ratio, whereby the Parties agreed that, on (and from) the Date of Merger, AZUL Holding’s New Shares issued to TRIP’s Shareholders would represent 27% (twenty-seven percent) of the economic value of AZUL Holding, and such equity interest could potentially be increased to up to 33% (thirty-three percent) of the economic value of AZUL Holding, depending on the Pre-Money Valuation (as defined in the Investment Agreement), on the pricing date of its IPO;

3

E. WHEREAS on March 22, 2013, AZUL Holding modified its shareholding structure in order to enable its initial public offering of shares (the “Shareholding Restructuring”), whereby (1) a split of shares was carried out, and (2) all former Class A and Class B preferred shares issued by AZUL Holding were converted into a single and exclusive class of preferred shares (hereafter simply referred to as “AZUL Holding’s Preferred Shares - Post-Shareholding Restructuring”). The equity interest held by the Original Shareholders and TRIP’s Shareholders in AZUL Holding remained unchanged, in percentage terms, as well as the economic value attached to such equity interests, as determined in accordance with Exhibit A hereto; and

F. WHEREAS, on December 23, 2013, AZUL Holding carried out a private placement whereby it received a capital contribution from shareholders and other new investors (who, by reason of such contribution, also became shareholders of AZUL Holding) (the “Private Placement”), which resulted in (1) a change (1.a) of the equity interests held by each of the Original Shareholders and TRIP’s Shareholders in AZUL Holding, as well as (1.b_ the economic value attached to such equity interests, all in accordance with the provisions of Exhibit B hereto; (2) the conversion of all AZUL Holding’s Preferred Shares - Post-Shareholding Restructuring into Class A preferred shares issued by AZUL Holding (the “AZUL Holding’s Class A Preferred Shares - Post-Private Placement”); and (3) creation of Class B preferred shares of AZUL Holding (the “AZUL Holding’s Class B Preferred Shares - Post-Private Placement”, which, together with the AZUL Holding’s Class A Preferred Shares - Post-Private Placement, are referred to herein as “AZUL Holding’s Preferred Shares - Post-Private Placement”), it being understood that, for the purposes of the investments made in the context of the Private Placement, only the AZUL Holding’s Class B Preferred Shares - Post-Private Placement have been issued and fully paid in by the shareholders and/or participating investors; and

G. WHEREAS, on the date hereof, the Parties wish to change how the adjustment of the initial exchange ratio shall be made and provide that, on the Date of Adjustment - Shareholding (as defined below), TRIP’s Shareholders shall be entitled to subscribe for and pay in, through the exercise of a specific subscription warrant for this purpose, 3,838,906 (three million, eight hundred thirty-eight thousand, nine hundred and six) new AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares issued by AZUL Holding whose relevant class, at the time of the exercise of the subscription warrant, presents the same rights and privileges currently attributed to the AZUL Holding’s Class A Preferred Shares - Post-Private Placement) to cause TRIP’s Shareholders to hold, jointly and on a prorated basis in relation to their current equity interests in AZUL Holding’s share capital, approximately 29.99% (twenty-nine point ninety-nine percent) of the shares representing the total economic value of AZUL Holding (such economic value shall be calculated in accordance with the mechanisms and principles set out in Exhibit 6.1(A) to the Investment Agreement), notwithstanding any further shareholding adjustments resulting from amounts due as indemnification between the Parties, as established in Section VIII of the Investment Agreement,

4

NOW, THEREFORE, THE PARTIES, together with the Intervening and Consenting Parties, have decided to sign this Second Amendment to Investment Agreement (the “Second Amendment”), which shall be governed by the following provisions:

SECTION I

AMENDMENTS

1.1. The following defined terms referred to in Section 1.1 of the Investment Agreement are hereby modified and shall become effective based on the following new wording:

“Deadline” means August 6, 2014.

“Pre-Money Valuation” means the pre-money valuation of AZUL Holding at the time of pricing of its IPO, which shall be calculated as follows: (i) total number of shares issued by AZUL Holding immediately prior to the IPO, multiplied by (ii) the price per shares established in the pricing of the IPO, taking into account, at the time of calculation, the difference of the economic values attributed to the preferred and common shares issued by AZUL Holding, pursuant to the principles and assumptions set out in Exhibit 6.1(A) of the Investment Agreement.

1.2. The following terms are hereby included in the definitions of Section 1.1 of the Investment Agreement and will be in effect pursuant to the wording below:

“AZIL Holding’s Preferred Shares - Post-Private Placement” means the AZUL Holding’s Class A Preferred Shares - Post-Private Placement and the AZUL Holding’s Class B Preferred Shares.

“AZUL Holding’s Preferred Shares - Post-Shareholding Restructuring” means the single class of preferred shares issued by AZUL Holding which came to exist following the Extraordinary Shareholders’ Meeting held on March 22, 2013.

“AZUL Holding’s Class A Preferred Shares - Post-Private Placement” means the AZUL Holding’s Class A preferred shares, as issued immediately following the Private Placement.

“AZUL Holding’s Class B Preferred Shares - Post-Private Placement” means the AZUL Holding’s Class B preferred shares, as issued immediately following the Private Placement.

“AGE for Issuance of New Subscription Warrants” has the meaning ascribed to it in Section 6.2.

“TRIP’s Shareholders’ Subscription Warrant - Shareholding Adjustment” has the meaning ascribed to it in Section 6.2.

5

“Date of Adjustment - Shareholding” means December 30, 2013.

“IPO” means the initial public offering of shares of AZUL Holding - Initial Public Offering.

“Private Placement” means the private placement of shares carried out by AZUL Holding on December 23, 2013.

“Shareholding Restructuring” means the shareholding restructuring of AZUL Holding, as per the Extraordinary Shareholders’ Meeting held on March 22, 2013.

1.3. Pursuant to this Second Amendment, and in view of the Shareholding Restructuring and the Private Placement, any and all references, in the Investment Agreement, to (i) AZUL Holding’s Class A Preferred Shares, (ii) AZUL Holding’s Class B Preferred Shares, (iii) AZUL Holding’s New Class B Preferred Shares, (iv) AZUL Holding’s New Shares, (v) Class B Preferred Shareholders, and/or, in general, (vii) class B preferred shares, shall mean, according to the context and to the extent applicable, a reference to AZUL Holding’s Preferred Shares - Post-Private Placement (as defined in the Preamble of this Second Amendment), and/or the holders of AZUL Holding’s Preferred Shares - Post-Private Placement, as applicable.

1.4. Exhibit 6.1(B) and Sections 6.1.1, 6.1.2, 6.1.3, and 6.2 of the Investment Agreement are hereby excluded therefrom, and will no longer have any effect.

1.5. In light of (i) the exclusions set forth in Section 1.4 above, (ii) the implementation of the Shareholding Restructuring, and (iii) the need to adjust the equity interests held by AZUL Holding’s shareholders, the Parties hereby decide to amend Section 6.1 of the Investment Agreement, which shall be in effect pursuant to the following new wording:

“6.1. Adjustment to the Exchange Ratio Immediately Prior to the IPO. Following the Date of Merger and subsequent to the implementation of the Shareholding Restructuring and the Private Placement, TRIP’s Shareholders shall became holders of 31.88% (thirty-one point eighty-eight percent) of the total shares issued by AZUL Holding, that is, 153,279,210 (one hundred fifty-three million, two hundred seventy-nine thousand, two hundred and ten) common shares, equivalent to 33% (thirty-three percent) of the total shares, and 22,145,080 (twenty-two million, one hundred and forty-five thousand and eighty) AZUL Holding’s Class A Preferred Shares - Post-Private Placement, equivalent to 26.55% (twenty-six point fifty-five percent) of all AZUL Holding’s Class A Preferred Shares - Post-Private Placement. According to the terms and conditions of this Agreement, and upon the exercise of the TRIP’s Shareholders’ Subscription Warrants for Shareholding Adjustment (as defined and issued pursuant to Section 6.2 below), the percentage of AZUL Holding’s Class A Preferred Shares - Post-Private Placement held by TRIP’s Shareholders may be increased, so that TRIP’s Shareholders may hold, from the date of subscription of

6

CONFIDENTIAL TREATMENT REQUESTED

the new AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares issued by AZUL Holding whose respective class, at the time of the exercise of the subscription warrant, presents the same rights and privileges currently attributed to AZUL Holding’s Class A Preferred Shares - Post-Private Placement), 25,983,986 (twenty-five million, nine hundred eighty-three thousand, nine hundred eighty-six) shares issued by AZUL Holding (including common and preferred shares) which jointly represent approximately 29.99% (twenty-nine point ninety-nine percent) of the total economic value of AZUL Holding. For clarification purposes, the common shares issued by AZUL Holding have an economic value different from that of AZUL Holding’s Preferred Shares - Post-Private Placement. Based on this assumption, and notwithstanding the effective equity interest held by each Party in AZUL Holding’s share capital, the Parties agree that the shares held by TRIP’s Shareholders represent 26.99% (twenty-six point ninety-nine percent) of the total economic value of AZUL Holding, and this equity interest may be increase to 29.99% (twenty-nine point ninety-nine percent) of the economic value of AZUL Holding, depending on the exercise by the TRIP’s Shareholders of the Subscription Warrants for Shareholding Adjustment (as defined and issued in accordance with Section 6.2 below), it being understood that, for the purposes of such economic value percentage calculation, all mechanisms and principles established in Exhibit 6.1(A) of the Investment Agreement have been observed.”

1.6. A new Section 6.2 is hereby inserted in the Investment Agreement, which shall be in force in accordance with the following wording:

“6.2. TRIP’s Shareholders’ Subscription Warrant - Shareholding Adjustment. The Parties agree to call an Extraordinary Shareholders’ Meeting of AZUL Holding (the “AGE for the Issuance of New Subscription Warrants”), whose meeting agenda will contain, among other matters of interest to the shareholders, the approval of the issuance of a subscription warrant by AZUL Holding, for a subscription price of [*****] exercisable by TRIP’s Shareholders at any time, until the Date of Adjustment - Shareholding. The subscription warrant will be issued by AZUL Holding in favor of TRIP’s Shareholders, pursuant to the form attached hereto as Exhibit 6.2 (the “TRIP’s Shareholders’ Subscription Warrant - Shareholding Adjustment”, which together with the TRIP’s Shareholders’ Subscription Warrant - Indemnification Adjustment, will hereafter be referred to as “Subscription Warrants for Shareholding Adjustment - TRIP’s Shareholders”), in order to ensure that TRIP’s Shareholders will receive from AZUL Holding, through the exercise thereof, 3,838,906 (three million, eight hundred thirty-eight thousand, nine hundred and six) AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares issued by AZUL Holding whose respective class, at the time of the exercise of the subscription warrant, presents the same rights and privileges currently attributed to AZUL Holding’s Class A Preferred Shares - Post-Private Placement), in order to fulfill the obligation to increase the TRIP’s Shareholders’ equity interest to 29.99% (twenty-nine point ninety-nine percent) of

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

7

AZUL Holding’s economic value, pursuant to Section 6.1 above. The Parties shall issue the Subscription Warrants for Shareholding Adjustment - TRIP’s Shareholders so that the Original Shareholders and the new shareholders admitted as a result of the Private Placement will waive, on behalf of TRIP’s Shareholders, their preemptive right in relation to the aforesaid subscription warrant. From the issuance of the Subscription Warrants for Shareholding Adjustment - TRIP’s Shareholders, all obligations set forth in Sections VI and VII of this Agreement shall no longer be enforced against the shareholders holding AZUL Holding’s Preferred Shares - Post-Private Placement, and TRIP’s Shareholders shall use the Subscription Warrants for Shareholding Adjustment - TRIP’s Shareholders to consummate the transactions described in Sections VI and VIII.”

1.7. Immediately after the exercise of the new TRIP’s Shareholders’ Subscription Warrant - Shareholding Adjustment, as issued pursuant to Sections 6.1 and 6.2 of the Investment Agreement, the equity interest of TRIP’s Shareholders in AZUL Holding shall be that set forth in Exhibit C to this Second Amendment.

1.8. Exhibit 6.2 to the Investment Agreement is hereby included and shall contain the form to be used for the Subscription Warrants for Shareholding Adjustment - TRIP’s Shareholders. The new Exhibit 6.2 to the Investment Agreement is made available in the form attached hereto as Exhibit D to this Second Amendment.

1.9. Section 6.3 of the Investment Agreement is hereby amended and shall come into effect based on the following new wording:

“6.3. Dilution Events. Notwithstanding anything to the contrary set forth herein, in case TRIP’s Shareholders, the Original Shareholders and the new shareholders admitted as a result of the Private Placement do not follow, in whole or in part, any capital increase transaction of AZUL Holding between the date of issuance of the TRIP’s Shareholders’ Subscription Warrant - Shareholding Adjustment and the Date of Adjustment - Shareholding, the number of AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares issued by AZUL Holding whose respective class, at the time of the exercise of the subscription warrant, presents the same rights and privileges currently attributed to AZUL Holding’s Class A Preferred Shares - Post-Private Placement), as set forth in Sections 6.1 and 6.2, that TRIP’s Shareholders will subscribe for and pay in shall be redefined in accordance with the actual variation in the equity interest of TRIP’s Shareholders, the Original Shareholders and/or the new shareholders admitted as a result of the Private Placement, as the case may be, keeping the adjustment mechanics set forth in Section 6.1 hereof, and further subject to any additional variation in the equity interest of TRIP’s Shareholders as a result of the provisions of Section VIII.”

8

1.10. Section 8.1.1 of the Investment Agreement is hereby amended and shall be in effect with the following new wording:

“8.1.1. Indemnification Methodologies of TRIP’s Shareholders Prior to the Adjustment - Indemnifications Date. The Parties agree that the obligations to indemnify of TRIP’s Shareholders, as provided for in Section 8.1 above, shall follow the different mechanisms of payment and/or compensation, which will vary between the period (i) prior to the consummation of the IPO (inclusive) and/or Deadline, whichever occurs first (the “Adjustment - Indemnifications Date”); (ii) immediately following the Adjustment - Indemnifications Date.”

1.11. Item (i) of letter (a) of Section 8.1.1 of the Investment Agreement is hereby modified and shall become effective in accordance with the following new wording:

“(i)	Subject to the provisions of Section 8.5, up to the Adjustment - Indemnifications Date, the Parties shall determine in good faith the total amount of Losses indemnifiable by TRIP’s Shareholders, as provided in Section 8.1 and updated by the CDI, which effectively generated a cash outflow on the part of the AZUL Holding’s Indemnifiable Parties within the period between the Date of Execution and the Adjustment - Indemnifications Date (the “Losses With Cash Outflow of AZUL Holding”). Conversely, the Parties shall in good faith determine the total amount of losses indemnifiable by AZUL Holding, as provided in Section 8.2 below and updated by the CDI, which effectively generated a cash outflow on the part of TRIP’s Shareholders’ Indemnifiable Parties within the period between the Date of Execution and the Adjustment - Indemnifications Date (the “Losses With Cash Outflow of TRIP’s Shareholders”). The sum of Losses With Cash Outflow of AZUL Holding and Losses With Cash Outflow of TRIP’s Shareholders are referred to as the “Total Losses of Parties up to the Adjustment - Indemnifications Date”. In the event that the Total Losses of Parties up to the Adjustment - Indemnifications Date are positive in favor of AZUL Holding’s Indemnifiable Parties (that is, the Losses With Cash Outflow of AZUL Holding do not overcome the Losses With Cash Outflow of TRIP’s Shareholders), then the Original Shareholders shall have the right to exercise, within 4 (four) days from the determination of the Total Losses of Parties up to the Adjustment - Indemnifications Date, the Subscription Warrants for Shareholding Adjustment - Original Shareholders, so that they shall receive, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, a number of AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares issued by AZUL Holding whose respective class, at the time of the exercise of the subscription warrant, presents the same rights and privileges currently attributed to AZUL Holding’s Class A Preferred Shares - Post-Private Placement), determined as per the formula set forth below:

ARP = (PPIAH - PPIAT) / VPAPI

a.	ARP: Total number of AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares bearing rights and privileges that are equivalent to those of the current AZUL Holding’s Class A Preferred Shares - Post-Private Placement) to be issued within 4 (four) days from the Adjustment - Indemnifications Date by AZUL Holding as a result of the exercise of the Subscription Warrants for Shareholding Adjustment - Original Shareholders;

9

CONFIDENTIAL TREATMENT REQUESTED

b.	PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date, updated by the CDI, subject to Section 8.1.1(b);

c.	PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date, updated by the CDI; and

d.	VPAPI: Individual amount of each preferred share, calculated as follows: (I) Pre-Money Valuation amount in Brazilian Reais (as defined in Section 1.1), exclusively attributable to the preferred shares issued by AZUL Holding, according to the Conversion Rate of the pricing day of the IPO, less (II) [*****], corresponding to the capital contribution made in AZUL Holding in view of the settlement of the Private Placement, duly adjusted for inflation based on the CDI, being the product of the subtraction between (I) and (II) divided by the difference between (i) the total number of preferred shares issued by AZUL Holding immediately prior to the IPO, minus (ii) the number of preferred shares issued as a result of the Private Placement until the date of the IPO. Notwithstanding the foregoing, should the IPO not occur until the Deadline (there not being, therefore, the Pre-Money Valuation), the amount corresponding the subtraction of items (I) and (II) above shall be the portion attributable to the preferred shares issued by AZUL Holding of the amount corresponding to [*****].

1.12. Item (i) of letter (a) of Section 8.2.1 of the Investment Agreement is hereby modified and shall become effective based on the following new wording:

“Subject to Sections 8.2.1(b) and 8.5, up to the Adjustment - Indemnifications Date, the Parties shall determine in good faith the total amount of Losses with Cash Outflow of TRIP’s Shareholders. Conversely, the Parties shall in good faith determine the total amount of Losses with Cash Outflow of AZUL Holding. In the event that the Total Losses of Parties up to the Adjustment - Indemnifications Date are positive in favor of TRIP’s Shareholders’ Indemnifiable Parties (that is, the Losses With Cash Outflow of TRIP’s

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

10

Shareholders do not overcome the Losses With Cash Outflow of AZUL Holding), then TRIP’s Shareholders shall have the right to exercise within 4 (four) days from the determination of the Total Losses of Parties up to the Adjustment - Indemnifications Date, the TRIP’s Shareholders’ Subscription Warrant - Indemnification Adjustment, so that they shall receive, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, a number of AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or any other preferred shares issued by AZUL Holding whose respective class, at the time of the exercise of the subscription warrant, presents the same rights and privileges currently attributed to AZUL Holding’s Class A Preferred Shares - Post-Private Placement), determined as per the formula set forth below:

ARP = (PPIAT - PPIAH) / VPAPI

a.	ARP: Total number of AZUL Holding’s Class A Preferred Shares - Post- Private Placement (or any other preferred shares whose rights and privileges are equivalent to those of the current AZUL Holding’s Class A Preferred Shares - Post-Private Placement) to be issued within 4 (four) days from the Adjustment - Indemnifications Date, by AZUL Holding, as a result of the exercise of the TRIP’s Shareholders’ Subscription Warrant - Indemnification Adjustment.

b.	PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date, updated by the CDI;

c.	PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date, updated by the CDI, subject to the provisions of Section 8.2.1(c); and

d.	VPAPI: Individual amount of each preferred share, calculated as follows: (I) Pre-Money Valuation amount in Brazilian Reais (as defined in Section 1.1), exclusively attributable to the preferred shares issued by AZUL Holding, according to the Conversion Rate of the pricing day of the IPO, less (II) [*****], corresponding to the capital contribution made in AZUL Holding in view of the settlement of the Private Placement, duly adjusted for inflation based on the CDI, being the product of the subtraction between (I) and (II) divided by the difference between (i) the total number of preferred shares issued by AZUL Holding immediately prior to the IPO, minus (ii) the number of preferred shares issued as a result of the Private Placement until the date of the IPO. Notwithstanding the foregoing, should the IPO not occur until the Deadline (there not being, therefore, the Pre-Money Valuation), the amount corresponding the subtraction of items (I) and (II) above shall be the portion attributable to the preferred shares issued by AZUL Holding of the amount corresponding to [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

11

CONFIDENTIAL TREATMENT REQUESTED

1.13. Due to the adjustments implemented under Sections 1.11 and 1.12 of this Second Amendment, as well as the implementation of Shareholding Restructuring and the Private Placement, the Parties hereby decide to cancel, pursuant to Section 2.1 of this Second Amendment, the TRIP’s Shareholders’ Subscription Warrants - Indemnification Adjustment and the Subscription Warrants for Shareholding Adjustment - Original Shareholders, as issued on August 15, 2012, by AZUL Holding. However, the Parties hereby decide, in the AGE for the Issuance of the New Subscription Warrants (pursuant to the newly created Section 6.2 of the Investment Agreement - as provided for in Section 1.6 of this Second Amendment), to approve again the issuance of such subscription warrants, to the benefit of each of such shareholders, subject to the forms included in Exhibits D and E to this Second Amendment.

1.14. Exhibit 10.1 to the Investment Agreement is hereby amended and shall become effective as per Exhibit G to this Second Amendment.

1.15. Effectiveness of this Second Amendment. For all legal purposes, the new terms and conditions set forth in this Second Amendment shall become effective on the date hereof. The parties undertake to (1) hold the AGE for the Issuance of the New Subscription Warrants (under the newly created Section 6.2 of the Investment Agreement - as provided for in Section 1.7 of this Second Amendment), on December 30, 2013; and (2) cause AZUL Holding to issue: (i) TRIP’s Shareholders’ Subscription Warrants - Shareholding Adjustment, as per Exhibit D, (ii) the new TRIP’s Shareholders’ Subscription Warrants - Indemnification Adjustment, as per Exhibit E, and (iii) the new Subscription Warrants for Shareholding Adjustment - Original Shareholders, as per Exhibit F.

SECTION II

FINAL PROVISIONS

2.1. On the date of the AGE for the Issuance of the New Subscription Warrants, and through the issuance of the new subscription warrants set forth in accordance with Exhibits C, D, and E, AZUL Holding’s Board of Executive Officers shall sign the Cancelation Instrument of TRIP’s Shareholders’ Subscription Warrants - Indemnification Adjustment, as issued on August 15, 2012), the Cancelation Instrument of the Subscription Warrant - Pre-Money Valuation Adjustment (as issued on August 15, 2012), and the Cancelation Instrument of the Subscription Warrants for Shareholding Adjustment - Original Shareholders (as issued on August 15, 2012), so that such subscription warrants shall no longer be valid or enforceable. AZUL Holding, the Original Shareholders and TRIP’s Shareholders undertake (and cause the new shareholders admitted as a result of the Private Placement to undertake) to take all necessary actions and to cause AZUL Holding’s management to approve and sign the said subscription warrant cancelation instruments, provided that the new subscription warrants are issued in accordance with the provisions of this Second Amendment.

12

2.2. The Parties undertake and ratify all other provisions of the Investment Agreement that have not been expressly modified by this Second Amendment.

2.3. Irrespective of the terms of the Investment Agreement that have been excluded by this Second Amendment, the terms that were defined in the excluded sections and that are used in other sections shall remain in full force and effect.

2.4. The sections containing references to the sections that have been excluded from the Investment Agreement by this Second Amendment will not lose their effect and validity as a result of these exclusions, and shall be construed in accordance with the closest possible meaning to that which they had prior to these exclusions.

2.5. Unless expressly stated otherwise in this Second Amendment, the capitalized words and expressions shall have the meanings ascribed to them in the Investment Agreement.

2.6. The numbers of the sections and provisions contained in the Investment Agreement are not amended as a result of the exclusions made in this Second Amendment of any provision thereof.

2.7. This Second Amendment shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

2.8. Conflict Resolution. With the exception of disputes relating to obligations to pay which include judicial enforcement proceedings and that which may require, at the outset, specific execution, all other disputes arising from or connected to this Agreement and its schedules, among others, which pertain to its validity, effectiveness, violation, interpretation, expiration, termination and its consequences, shall be resolved by arbitration, pursuant to Law No. 9.307/96, as amended, upon the conditions that follow.

2.8.1. The dispute shall be submitted to the International Chamber of Commerce (“Arbitration Center”) in accordance with its regulation (“Regulation”), effective as of the date of the request for initiation of arbitration. The arbitration shall be conducted in Portuguese.

2.8.2. The place of arbitration shall be the City São Paulo, State of São Paulo, Brazil, where the arbitral decision shall be rendered, and the arbitrators are not authorized to rule based on equity.

2.8.3. The arbitral tribunal shall comprise three arbitrators registered in the Brazilian Bar Association, where the applicant(s), on one hand, shall appoint one arbitrator, and the defendant(s), on the other, appoint a second arbitrator, which, by common agreement, shall appoint the third arbitrator who shall act as President of the arbitral tribunal (“Arbitral Tribunal”). If either party fails to appoint an arbitrator and/or 2 (two) arbitrators appointed by the Parties fail to appoint the

13

third arbitrator within 30 (thirty) days from the date set forth for such action, the president of the Arbitration Center shall be responsible for appointing the third arbitrator in the manner set forth in its Regulation.

2.8.4. The Parties agree that the Party upon which the adverse decision is imposed shall pay the fees and expenses incurred with the arbitrators and the Arbitration Center, if otherwise not established in the arbitration decision. The Parties shall bear the costs and fees of their respective attorneys.

2.8.5. Each Party remains entitled to propose in the competent common judgment the legal measures aimed at obtaining precautionary approvals for protection or safeguarding of rights or as preparation prior to the establishment of the Arbitral Tribunal, such action not to be construed as a waiver of arbitration. For the exercise of court protections, the Parties elect the courts sitting in the City of São Paulo, State of São Paulo, as competent jurisdiction, expressly waiving any other, no matter how privileged it may be. After the initiation of the Arbitral Tribunal, such measures shall be directed to the Arbitral Tribunal.

2.8.6. According to art. 475-P of the Brazilian Civil Procedure Code, the execution of the judgment shall take place in the judicial district it was processed (the City of São Paulo, State São Paulo), the execution creditor being able to legally opt for the location where assets subject to expropriation are located or at the primary residence of the execution debtor. Each Party shall use its best efforts to ensure the expeditious and efficient completion of the arbitration proceedings.

2.8.7 Regardless of the nature of the dispute to be settled through arbitration, all Parties shall participate in it, either as party (when the dispute directly involves it as claimant or counterclaimant), or as interested third party (when it may be, in any way, directly or indirectly affected by decisions to be made in the course or at the end of the procedure). Likewise, the award shall be final and binding on all Parties, regardless of eventual refusal by any Party to participate in the arbitration procedure, either as party or interested third party.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be signed in eight (8) original counterparts of equal content and form, in the presence of the two (2) undersigned witnesses.

São Paulo, December 27, 2013.

(Remainder of page intentionally left blank)

(Signatures follow on next page)

14

(Signature page 1 of 2 of the Second Amendment to Investment Agreement dated December 27, 2013, by and among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda., AZUL S.A., and further, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A., and Neeleman)

TRIP PARTICIPAÇÕES S.A.

/s/ Renan Chieppe	/s/ José Mário Caprioli
Name: Renan Chieppe	Name: José Mário Caprioli
Title: Director	Title: Director

TRIP INVESTIMENTOS LTDA.

/s/ Renan Chieppe	/s/ José Mário Caprioli
Name: Renan Chieppe	Name: José Mário Caprioli
Title: Director	Title: Director

RIO NOVO LOCAÇÕES LTDA.

/s/ Nilton Carlos Chieppe	/s/ Decio Luiz Chieppe
Name: Nilton Carlos Chieppe	Name: Decio Luiz Chieppe
Title: Director	Title: Director

AZUL S.A.

/s/ Renato Covelo
Name: Renato Covelo
Title: Attorney in Fact

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

/s/ Renato Covelo
Name: Renato Covelo
Title: Attorney in Fact

TRIP LINHAS AÉREAS S.A.

/s/ Renato Covelo
Name: Renato Covelo
Title: Attorney in Fact

15

(Signature page 1 of 2 of the Second Amendment to Investment Agreement dated December 27, 2013, by and among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda., AZUL S.A., and further, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A., and Neeleman)

DAVID NEELEMAN

/s/ David Neeleman

WITNESSES:

/s/ Joanna Camet Portella
Name: Joanna Camet Portella
ID Card (RG): 25.026.684-2

/s/ Julia Almeida Shimizu
Name: Julia Almeida Shimizu
ID Card (RG): 34.994.802-1

16

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT A

TO THE SECOND AMENDMENT

SHAREHOLDING STRUCTURE FOLLOWING

THE SHAREHOLDING RESTRUCTURING

Shareholders	Common Shares (ON)	Preferred Shares (PN)	TOTAL	ON %	PN%	TOTAL	ON converted into PN		PN		Total		% of Total		Total Economic Ownership
David Neeleman	311,203,319	0	311,203,319	67.00%	0,00%	56.80%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Saleb II Founder 1 LLC - David Neeleman	0	4,060,840	4,060,840	0.00%	4.87%	0.74%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 2 LLC - Gerald Blake Lee	0	320,240	320,240	0.00%	0.38%	0.06%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 3 LLC - Thomas Eugene Kelly	0	137,360	137,360	0.00%	0.16%	0.03%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 4 LLC - Tom Anderson	0	29,520	29,520	0.00%	0.04%	0.01%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 5 LLC - Carol Elizabeth Archer	0	22,840	22,840	0.00%	0.03%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 6 LLC - Cindy England	0	320,240	320,240	0.00%	0.38%	0.06%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 7 LLC - Robert Land	0	29,520	29,520	0.00%	0.04%	0.01%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 8 LLC - Robert Milton	0	137,280	137,280	0.00%	0.16%	0.03%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 9 LLC - Mark Neeleman	0	18,280	18,280	0.00%	0.02%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 10 LLC - Marlon Yair Ramirez	0	68,600	68,600	0.00%	0.08%	0.01%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 11 LLC - John Rodgerson	0	160,080	160,080	0.00%	0.19%	0.03%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 12 LLC - Maximiliam Urban	0	411,720	411,720	0.00%	0.49%	0.08%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 13 LLC - Joel Peterson	0	101,520	101,520	0.00%	0.12%	0.02%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 14 LLC - Amir Nasruddin	0	42,680	42,680	0.00%	0.05%	0.01%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

Saleb II Founder 15 LLC - Jason Truman Ward	0	27,440	27,440	0.00%	0.03%	0.01%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 16 LLC - John Joseph Daly	0	22,840	22,840	0.00%	0.03%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Gianfranco Beting	0	22,080	22,080	0.00%	0.03%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Regis da Silva Brito	0	6,400	6,400	0.00%	0.01%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Star Sabia LLC	0	7,500,000	7,500,000	0.00%	8.99%	1.37%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

WP-New Air LLC	0	10,883,880	10,883,880	0.00%	13.05%	1.99%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Azul HolCo, LLC	0	4,607,560	4,607,560	0.00%	5.52%	0.84%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Maracatu LLC	0	4,471,600	4,471,600	0.00%	5.36%	0.82%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

GIF Mercury LLC	0	1,500,000	1,500,000	0.00%	1.80%	0.27%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

GIF- II Fundo de Inv. em Part.	0	4,981,440	4,981,440	0.00%	5.97%	0.91%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

ZDBR LLC	0	7,885,880	7,885,880	0.00%	9.46%	1.44%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Kadon Empreendimentos S.A	0	8,010,840	8,010,840	0.00%	9.61%	1.46%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Bozano Holdings Ltd.	0	5,117,640	5,117,640	0.00%	6.14%	0.93%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Carolyn Trabuco	0	40	40	0.00%	0.00%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Sergio Eraldo Sales Pinto	0	40	40	0.00%	0.00%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

JJL Brazil LLC	0	250,000	250,000	0.00%	0.30%	0.05%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Morris Azul, LLC	0	74,120	74,120	0.00%	0.09%	0.01%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Miguel Dau	0	18,280	18,280	0.00%	0.02%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Henrique de Campos Meirelles	0	40	40	0.00%	0.00%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

João Carlos Fernandes	0	9,160	9,160	0.00%	0.01%	0.00%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Trip Participações S.A.	101,164,356	14,615,760	15,780,116	21.78%	17.53%	21.13%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Trip Investimentos Ltda.	39,852,572	5,757,720	5,610,292	8.58%	6.90%	8.32%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Rio Novo Locações Ltda.	12,262,282	1,771,600	4,033,882	2.64%	2.12%	2.56%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

Total Trip Shareholder Shares	153,279,210	22,145,080	175,424,290	33.0%	26.6%	32.02%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
TOTAL	464,482,529	83,395,080	547,877,609	100%	100%	100%	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

18

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT B

TO THE SECOND AMENDMENT

SHAREHOLDING STRUCTURE FOLLOWING

THE PRIVATE PLACEMENT

Shareholders	Common Shares	PN-A Shares	PN-B Shares	TOTAL	ON %	PN- A%	PN- B%	TOTAL	ONs converted into PN		PN-B Converted to PN-A		PNs		Total Economic Ownership
David Neeleman	311.203.319	0	0	311.203.319	67,00%	0,00%	0,00%	56,55%	[*****	]	[*****	]	[*****	]	[*****	]

Saleb II Founder 1 LLC - David Neeleman	0	4.060.840	0	4.060.840	0,00%	4,87%	0,00%	0,74%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 2 LLC - Gerald Blake Lee	0	320.240	0	320.240	0,00%	0,38%	0,00%	0,06%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 3 LLC - Thomas Eugene Kelly	0	137.360	0	137.360	0,00%	0,16%	0,00%	0,02%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 4 LLC - Tom Anderson	0	29.520	0	29.520	0,00%	0,04%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 5 LLC - Carol Elizabeth Archer	0	22.840	0	22.840	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 6 LLC - Cindy England	0	320.240	0	320.240	0,00%	0,38%	0,00%	0,06%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 7 LLC - Robert Land	0	29.520	0	29.520	0,00%	0,04%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 8 LLC - Robert Milton	0	137.280	0	137.280	0,00%	0,16%	0,00%	0,02%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 9 LLC - Mark Neeleman	0	18.280	0	18.280	0,00%	0,02%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 10 LLC - Marlon Yair Ramirez	0	68.600	0	68.600	0,00%	0,08%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 11 LLC - John Rodgerson	0	160.080	0	160.080	0,00%	0,19%	0,00%	0,03%	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Saleb II Founder 12 LLC - Maximiliam Urban	0	411.720	0	411.720	0,00%	0,49%	0,00%	0,07%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 13 LLC - Joel Peterson	0	101.520	0	101.520	0,00%	0,12%	0,00%	0,02%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 14 LLC - Amir Nasruddin	0	42.680	0	42.680	0,00%	0,05%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 15 LLC - Jason Truman Ward	0	27.440	0	27.440	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 16 LLC - John Joseph Daly	0	22.840	0	22.840	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

Gianfranco Beting	0	22.080	0	22.080	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Regis da Silva Brito	0	6.400	0	6.400	0,00%	0,01%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Star Sabia LLC	0	7.500.000	0	7.500.000	0,00%	8,99%	0,00%	1,36%	[*****	]	[*****	]	[*****	]	[*****	]

WP-New Air LLC	0	10.883.880	0	10.883.880	0,00%	13,05%	0,00%	1,98%	[*****	]	[*****	]	[*****	]	[*****	]

Azul HolCo, LLC	0	4.607.560	0	4.607.560	0,00%	5,52%	0,00%	0,84%	[*****	]	[*****	]	[*****	]	[*****	]

Maracatu LLC (Peterson Partners)	0	4.471.600	468.329	4.939.929	0,00%	5,36%	19,51%	0,90%	[*****	]	[*****	]	[*****	]	[*****	]
GIF Mercury LLC	0	1.500.000	0	1.500.000	0,00%	1,80%	0,00%	0,27%	[*****	]	[*****	]	[*****	]	[*****	]

GIF- II Fundo de Inv. em Part.	0	4.981.440	0	4.981.440	0,00%	5,97%	0,00%	0,91%	[*****	]	[*****	]	[*****	]	[*****	]
ZDBR LLC	0	7.885.880	0	7.885.880	0,00%	9,46%	0,00%	1,43%	[*****	]	[*****	]	[*****	]	[*****	]

Kadon Empreendimentos S.A	0	8.010.840	0	8.010.840	0,00%	9,61%	0,00%	1,46%	[*****	]	[*****	]	[*****	]	[*****	]
Bozano Holdings Ltd.	0	5.117.640	0	5.117.640	0,00%	6,14%	0,00%	0,93%	[*****	]	[*****	]	[*****	]	[*****	]

Carolyn Trabuco	0	40	0	40	0,00%	0,00%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Sergio Eraldo Sales Pinto	0	40	0	40	0,00%	0,00%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

JJL Brazil LLC	0	250.000	0	250.000	0,00%	0,30%	0,00%	0,05%	[*****	]	[*****	]	[*****	]	[*****	]

Morris Azul, LLC	0	74.120	0	74.120	0,00%	0,09%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]

Miguel Dau	0	18.280	0	18.280	0,00%	0,02%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Henrique de Campos Meirelles	0	40	0	40	0,00%	0,00%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
João Carlos Fernandes	0	9.160	0	9.160	0,00%	0,01%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Trip Participações S.A.	101.164.356	14.615.760	0	115.780.116	21,78%	17,53%	0,00%	21,04%	[*****	]	[*****	]	[*****	]	[*****	]

Trip Investimentos Ltda.	39.852.572	5.757.720	0	45.610.292	8,58%	6,90%	0,00%	8,29%	[*****	]	[*****	]	[*****	]	[*****	]
Rio Novo Locações Ltda.	12.262.282	1.771.600	0	14.033.882	2,64%	2,12%	0,00%	2,55%	[*****	]	[*****	]	[*****	]	[*****	]
Total Trip Shareholder Shares	153.279.210	22.145.080	0	175.424.290	33,0%	26,6%	0,0%	31,88%	[*****	]	[*****	]	[*****	]	[*****	]
Fidelity Growth Company Fund	0	0	1.017.079	1.017.079	0,00%	0,00%	42,37%	0,18%	[*****	]	[*****	]	[*****	]	[*****	]
Fidelity Blue Chip Growth Fund	0	0	165.571	165.571	0,00%	0,00%	6,90%	0,03%	[*****	]	[*****	]	[*****	]	[*****	]
Cia. Bozano	0	0	749.409	749.409	0,00%	0,00%	31,22%	0,14%	[*****	]	[*****	]	[*****	]	[*****	]

TOTAL	464.482.529	83.395.080	2.400.388	550.277.997	100%	100%	100%	100%	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

20

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT C

TO THE SECOND AMENDMENT

SHAREHOLDING STRUCTURE FOLLOWING THE EXERCISE OF THE TRIP’S SHAREHOLDERS

SUBSCRIPTION WARRANTS - SHAREHOLDING ADJUSTMENT

Shareholders	Common Shares	PN-A Shares	PN-B Shares	TOTAL	ON %	PN-A%	PN-B%	TOTAL	ONs converted into PN		PN-B Converted to PN-A		PNs		Total Economic Ownership
David Neeleman	311.203.319	0	0	311.203.319	67,00%	0,00%	0,00%	56,16%	[*****	]	[*****	]	[*****	]	[*****	]

Saleb II Founder 1 LLC - David Neeleman	0	4.060.840	0	4.060.840	0,00%	4,66%	0,00%	0,73%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 2 LLC - Gerald Blake Lee	0	320.240	0	320.240	0,00%	0,37%	0,00%	0,06%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 3 LLC - Thomas Eugene Kelly	0	137.360	0	137.360	0,00%	0,16%	0,00%	0,02%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 4 LLC - Tom Anderson	0	29.520	0	29.520	0,00%	0,03%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 5 LLC - Carol Elizabeth Archer	0	22.840	0	22.840	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 6 LLC - Cindy England	0	320.240	0	320.240	0,00%	0,37%	0,00%	0,06%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 7 LLC - Robert Land	0	29.520	0	29.520	0,00%	0,03%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 8 LLC - Robert Milton	0	137.280	0	137.280	0,00%	0,16%	0,00%	0,02%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 9 LLC - Mark Neeleman	0	18.280	0	18.280	0,00%	0,02%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 10 LLC - Marlon Yair Ramirez	0	68.600	0	68.600	0,00%	0,08%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 11 LLC - John Rodgerson	0	160.080	0	160.080	0,00%	0,18%	0,00%	0,03%	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Saleb II Founder 12 LLC - Maximiliam Urban	0	411.720	0	411.720	0,00%	0,47%	0,00%	0,07%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 13 LLC - Joel Peterson	0	101.520	0	101.520	0,00%	0,12%	0,00%	0,02%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 14 LLC - Amir Nasruddin	0	42.680	0	42.680	0,00%	0,05%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 15 LLC - Jason Truman Ward	0	27.440	0	27.440	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Saleb II Founder 16 LLC - John Joseph Daly	0	22.840	0	22.840	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
Gianfranco Beting	0	22.080	0	22.080	0,00%	0,03%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Regis da Silva Brito	0	6.400	0	6.400	0,00%	0,01%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

Star Sabia LLC	0	7.500.000	0	7.500.000	0,00%	8,60%	0,00%	1,35%	[*****	]	[*****	]	[*****	]	[*****	]

WP-New Air LLC	0	10.883.880	0	10.883.880	0,00%	12,48%	0,00%	1,96%	[*****	]	[*****	]	[*****	]	[*****	]

Azul HolCo, LLC	0	4.607.560	0	4.607.560	0,00%	5,28%	0,00%	0,83%	[*****	]	[*****	]	[*****	]	[*****	]

Maracatu LLC (Peterson Partners)	0	4.471.600	468.329	4.939.929	0,00%	5,13%	19,51%	0,89%	[*****	]	[*****	]	[*****	]	[*****	]
GIF Mercury LLC	0	1.500.000	0	1.500.000	0,00%	1,72%	0,00%	0,27%	[*****	]	[*****	]	[*****	]	[*****	]

GIF- II Fundo de Inv. em Part.	0	4.981.440	0	4.981.440	0,00%	5,71%	0,00%	0,90%	[*****	]	[*****	]	[*****	]	[*****	]

ZDBR LLC	0	7.885.880	0	7.885.880	0,00%	9,04%	0,00%	1,42%	[*****	]	[*****	]	[*****	]	[*****	]

Kadon Empreendimentos S.A	0	8.010.840	0	8.010.840	0,00%	9,18%	0,00%	1,45%	[*****	]	[*****	]	[*****	]	[*****	]

Bozano Holdings Ltd.	0	5.117.640	0	5.117.640	0,00%	5,87%	0,00%	0,92%	[*****	]	[*****	]	[*****	]	[*****	]

Carolyn Trabuco	0	40	0	40	0,00%	0,00%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Sergio Eraldo Sales Pinto	0	40	0	40	0,00%	0,00%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

JJL Brazil LLC	0	250.000	0	250.000	0,00%	0,29%	0,00%	0,05%	[*****	]	[*****	]	[*****	]	[*****	]

Morris Azul, LLC	0	74.120	0	74.120	0,00%	0,08%	0,00%	0,01%	[*****	]	[*****	]	[*****	]	[*****	]

Miguel Dau	0	18.280	0	18.280	0,00%	0,02%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Henrique de Campos Meirelles	0	40	0	40	0,00%	0,00%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]
João Carlos Fernandes	0	9.160	0	9.160	0,00%	0,01%	0,00%	0,00%	[*****	]	[*****	]	[*****	]	[*****	]

Trip Participações S.A.	101.164.356	17.149.440	0	118.313.796	21,78%	19,66%	0,00%	21,35%	[*****	]	[*****	]	[*****	]	[*****	]

Trip Investimentos Ltda.	39.852.572	6.755.835	0	46.608.407	8,58%	7,74%	0,00%	8,41%	[*****	]	[*****	]	[*****	]	[*****	]

Rio Novo Locações Ltda.	12.262.282	2.078.711	0	14.340.993	2,64%	2,38%	0,00%	2,59%	[*****	]	[*****	]	[*****	]	[*****	]

Total Trip Shareholder Shares	153.279.210	25.983.986	0	179.263.196	33,0%	29,8%	0,0%	32,35%	[*****	]	[*****	]	[*****	]	[*****	]
Fidelity Growth Company Fund	0	0	1.017.079	1.017.079	0,00%	0,00%	42,37%	0,18%	[*****	]	[*****	]	[*****	]	[*****	]
Fidelity Blue Chip Growth Fund	0	0	165.571	165.571	0,00%	0,00%	6,90%	0,03%	[*****	]	[*****	]	[*****	]	[*****	]
Cia. Bozano	0	0	749.409	749.409	0,00%	0,00%	31,22%	0,14%	[*****	]	[*****	]	[*****	]	[*****	]

TOTAL	464.482.529	87.233.986	2.400.388	554.116.903	100%	100%	100%	100%	[*****	]	[*****	]	[*****	]	[*****	]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

22

EXHIBIT D

TO THE SECOND AMENDMENT

TRIP’S SHAREHOLDERS’ SUBSCRIPTION WARRANT -

SHAREHOLDING ADJUSTMENT

SUBSCRIPTION WARRANT - SERIES A

CERTIFICATE NO. 01

ISSUER:

AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, 939, 8th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by in accordance with the provisions of its Bylaws (“Company” or “Issuer”),

HOLDERS:

(i)	TRIP PARTICIPAÇÕES S.A., a corporation with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 09.229.532/0001-70, herein represented by its undersigned legal representatives (“TRIP Participações”);

(ii)	TRIP INVESTIMENTOS LTDA., a limited liability company with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, Condomínio Flex Buildings, Módulo 2, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 15.300.240/0001-89, herein represented by its undersigned legal representatives (“TRIP Investimentos”); and

(iii)	RIO NOVO LOCAÇÕES LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 6.3, Suite 208, CEP 29157-405, registered as taxpayer under CNPJ/MF No. 04.373.710/0001-18, herein represented by its undersigned legal representatives (“Rio Novo” and, together with TRIP Participações, the “Holders”).

1.	Authorization

1.1. This subscription warrant of series A (the “Subscription Warrant”) is issued as a result of a resolution passed by the Extraordinary General Meeting of the Company held on [==], at 10:30 am. This Subscription Warrants gives the Holders the right to subscribe for 3,838,906 (three million, eight hundred thirty-eight thousand, nine hundred and six) registered Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), with no par value, issued by the Company, and shall be exercised by presentation of this certificate and payment of the Price, as set forth below.

1.2. This Subscription Warrant shall be issued in accordance with Section 6.2 of the Investment Agreement, entered into on May 25, 2012, between the Company and the Holders, and other parties mentioned therein, as amended, in particular the Second Amendment, dated the [==] (the “Investment Agreement”). This Subscription Warrant is subject to the terms and conditions set forth herein and the provisions of the Investment Agreement.

2.	Share Capital

2.1. The Company’s share capital, fully subscribed for and paid in, is, on the date hereof, R$[==] ([==] Brazilian Reais)], divided into [==] ([==]) shares, being [==] ([==]) common shares, [==] ([==]) Class A preferred shares, and [==] ([==]) Class B preferred shares, all registered and with no par value.

(i) each common share entitles its holder the right to one vote at General Meetings of the Company, and the common shares grant their holders the same rights;

(ii) the Class A preferred shares have voting rights in certain matters, and the following preferences and advantages are guaranteed to these shares:

I - priority in the return of capital, subject to the priority of the Class B preferred shares;

II - the preferred shares are entitled to receive dividends equal to 75 (seventy-five)times the amount paid for each common share;

III - tag along right in case of sale of corporate control of the Company, and price per share equivalent to 75 (seventy-five) times the price per share paid to the selling shareholders; and

IV - reimbursement right in the proportion of 75:1 (seventy-five per one) in relation to the common shares, in case of liquidation of the Company; and

(iii) the Class B preferred shares do not grant any voting right, and entitle the holders to priority in return of capital over such common and Class A preferred shares, up to the amount of their issue price.

2.2. The Company is authorized to increase its share capital up to [==] ([==]) Class A preferred shares (or any other preferred shares issued by the Company whose relevant

24

CONFIDENTIAL TREATMENT REQUESTED

class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), by decision of the Board of Directors, regardless of amendment to its bylaws, according to Article 6 of the Company’s Bylaws. The current share capital of the Company was established by the General Meeting of the Company held on [==].

3.	Issue Price; Exercise Date

3.1. Price: The issue price of this Subscription Warrant is [*****], to be paid on a prorated basis and proportionally to the equity interest held by each Holder in the Company’s share capital.

3.2. Period of Exercise of the Subscription Warrant: The Holders may exercise this Subscription Warrant at any time until the Date of Adjustment - Shareholding.

4.	Subscription and Payment of Shares

4.1. Number of Shares to be issued. This Subscription Warrant may be exercised, in whole or in part, on a single occasion, and grants its Holders the right to subscribe for and pay in new Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), all registered and with no par value, issued by the Company (the “Shares”).

4.2. Share Issue Price of the Subscription Warrant: The issue price of the Shares will be [*****] for all the Shares issued by the Company as a result of the exercise of this Subscription Warrant, to be paid on a prorated basis and proportionally to the equity interest held by each Holder in the Company’s share capital.

4.3. Conditions for the Payment of Shares of this Subscription Warrant. The Shares shall be fully paid in by the Holders upon their subscription, through the payment of the Price, presentation and delivery to the Company of this Subscription Warrant, and signing by the Holders of the respective share subscription bulletins. The number of Shares issued in accordance with Section 4.1 above shall be divided among the Holders proportionally to the shares held by each Holder, on the date hereof, in relation to all shares held by the Holders.

4.4. The Shares confer upon the Holders the same benefits and rights of the Class A preferred shares issued by the Company and existing on the date hereof, including the right to receive dividends declared after the issuance of the Shares.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

25

5.	General Provisions

5.1. The Holders undertake to refrain from encumbering, selling or transferring, in any manner, the Subscription Warrant or rights arising from it, under penalty of loss of the subscription rights granted by it.

5.2. Re-issue: In case of loss, theft or damage involving this Subscription Warrant, the Holders may present evidence of such loss, theft or damage so that the Company may promptly cancel this Subscription Warrant and issue another, as replacement, under the same terms and conditions in effect.

5.3. Notice: Except as otherwise provided in this Subscription Warrant, any notices or other communications that may be necessary shall be sent to the Company or to the Holders, at the addresses described in Exhibit G to the Investment Agreement.

5.4. The Company shall bear all expenses incurred by reason of the issuance of the Shares, as set forth in this Subscription Warrant, and the consummation of such transaction.

5.5. This Subscription Warrant is binding upon and shall inure to the benefit of all parties and their respective successors, and nothing in this Subscription Warrant, whether express or implicit, shall be construed as, or shall grant to any other person, any rights, benefits or remedies of any nature under or by reason of this Subscription Warrant.

5.6. Applicable Law and Dispute Resolution: The provisions of the Subscription Warrant shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil. Any dispute or controversy arising out of this Subscription Warrant shall be resolved in accordance with the procedures for dispute resolution provided for in Section 10.10 of the Investment Agreement, by arbitration to be conducted and managed by the International Chamber of Commerce. This Subscription Warrant shall serve as an arbitration clause, pursuant to Article 4 of Law No. 9,307/96.

5.7. Authorized Capital: Notwithstanding any other provision of this Subscription Warrant, the Company shall, from the date of this Subscription Warrants, reserve and always make available the maximum amount of capital to be increased as a result of the exercise of the Subscription Warrant, free of any preemptive or other subscription or purchase rights, whether actual or contingent, to any person other than the Holders, within the limits of its authorized and unissued capital, to ensure compliance with any obligation to issue new shares through the exercise of subscription right established by this Subscription Warrant.

5.8. Lien: The Company agrees that all new Shares of this Subscription Warrant will be, after payment of the issue price of such shares, fully paid in, free and clear of any preemptive rights, taxes, liens, charges and duties, and shall be entitled to receive rights, dividends, interest on equity, profit sharing and any other remuneration and distribution pari passu with the existing Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares) of the Company.

26

5.9. Definitions: Except as otherwise defined herein, any capitalized term used herein shall have the same meaning ascribed to it in the Investment Agreement.

São Paulo, [=] [=], [=].

TRIP PARTICIPAÇÕES S.A.	TRIP INVESTIMENTOS LTDA.

Name:	Name:
Title:	Title:

Name:	Name:
Title:	Title:

RIO NOVO LOCAÇÕES LTDA.	AZUL S.A.

Name:	Name:
Title:	Title:

Name:
Title:

27

EXHIBIT E

TO THE SECOND AMENDMENT

TRIP’S SHAREHOLDERS’ SUBSCRIPTION WARRANT -

INDEMNIFICATION ADJUSTMENT

SUBSCRIPTION WARRANT - SERIES C

CERTIFICATE No. 01

ISSUER:

AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, 939, 8th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by in accordance with the provisions of its Bylaws (“Company” or “Issuer”),

HOLDERS:

(i)	TRIP PARTICIPAÇÕES S.A., a corporation with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 09.229.532/0001-70, herein represented by its undersigned legal representatives (“TRIP Participações”);

(ii)	TRIP INVESTIMENTOS LTDA., a limited liability company with head office in the City of Campinas, State of São Paulo, at Avenida Cambacicas, 1200, Parque Imperador, Condomínio Flex Buildings, Módulo 2, CEP 13097-104, registered as taxpayer under CNPJ/MF No. 15.300.240/0001-89, herein represented by its undersigned legal representatives (“TRIP Investimentos”); and

(iii)	RIO NOVO LOCAÇÕES LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 6.3, Suite 208, CEP 29157-405, registered as taxpayer under CNPJ/MF No. 04.373.710/0001-18, herein represented by its undersigned legal representatives (“Rio Novo” and, together with TRIP Participações, the “Holders”).

1.	Authorization

1.1. This subscription warrant of series A (the “Subscription Warrant”) is issued as a result of a resolution passed by the Extraordinary General Meeting of the Company held on [==], at 10:30 am. This Subscription Warrants gives Holders the right to subscribe for registered Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the

28

same rights and privileges as those currently attributed to the Class A preferred shares), with no par value, issued by the Company, and shall be exercised by presentation of this certificate and payment of the Price, as set forth below.

1.2. This Subscription Warrant shall be issued in accordance with the provisions of the Investment Agreement, entered into on May 25, 2012, between the Company and the Holders, and other parties mentioned therein, as amended, in particular the Second Amendment, dated the [==] (the “Investment Agreement”). This Subscription Warrant is subject to the terms and conditions set forth herein and the provisions of the Investment Agreement.

2.	Share Capital

2.1. The Company’s share capital, fully subscribed for and paid in, is, on the date hereof, R$[==] ([==] Brazilian Reais)], divided into [==] ([==]) shares, being [==] ([==]) common shares, [==] ([==]) Class A preferred shares, and [==] ([==]) Class B preferred shares, all registered and with no par value.

(i) each common share entitles its holder the right to one vote at General Meetings of the Company, and the common shares grant their holders the same rights;

(ii) the Class A preferred shares have voting rights in certain matters, and the following preferences and advantages are guaranteed to these shares:

I - priority in the return of capital, subject to the priority of the Class B preferred shares;

II - the preferred shares are entitled to receive dividends equal to 75 (seventy-five) times the amount paid for each common share];

III - tag along right in case of sale of corporate control of the Company, and price per share equivalent to 75 (seventy-five) times the price per share paid to the selling shareholders; and

IV - reimbursement right in the proportion of 75:1 (seventy-five per one) in relation to the common shares, in case of liquidation of the Company; and

(iii) the Class B preferred shares do not grant any voting right, and entitle the holders to priority in return of capital over such common and Class A preferred shares, up to the amount of their issue price.

2.2. The Company is authorized to increase its share capital up to [==] ([==]) Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights

29

CONFIDENTIAL TREATMENT REQUESTED

and privileges as those currently attributed to the Class A preferred shares), by decision of the Board of Directors, regardless of amendment to its bylaws, according to Article 6 of the Company’s Bylaws. The current share capital of the Company was established by the General Meeting of the Company held on [==].

3.	Issue Price; Exercise Date

3.1. Price: The issue price of the Subscription Warrant is [*****], to be paid on a prorated basis and proportionally to the equity interest held by each Holder in the Company’s share capital.

3.2. Period of Exercise of the Subscription Warrant: The Holders may exercise this Subscription Warrant on the Date of Adjustment - Indemnification, as defined in the Investment Agreement (the “Exercise Period”).

4.	Subscription and Payment of Shares

4.1. This Subscription Warrant may be exercised, in whole or in part, and on a single occasion, and grants its Holders the right to subscribe for and pay in, during the Exercise Period, new Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), all registered and with no par value, issued by the Company (the “Shares”).

4.2. Share Issue Price of the Subscription Warrant: The issue price of the Shares will be [*****] for all the Shares issued by the Company as a result of the exercise of this Subscription Warrant, to be paid on a prorated basis and proportionally to the equity interest held by each Holder in the Company’s share capital.

4.3. Number of Shares to be issued. The Company shall issue as many new Shares as necessary to comply with the provisions of Section 4.3.1 of this Subscription Warrant.

4.3.1. On the Adjustment - Indemnifications Date, pursuant to Section 8 of the Investment Agreement, the Parties shall determine in good faith the total amount of Losses with Cash Outflow of TRIP’s Shareholders, as well as the total amount of Losses with Cash Outflow of AZUL Holding, as defined in Section 8.1.1(a)(i) of the Investment Agreement. In the event that the Losses with Cash Outflow of TRIP’s Shareholders exceed the Losses with Cash Outflow of AZUL Holding, through the exercise of this Subscription Warrant, the Company shall issue in favor of the Holders, on a prorated basis and proportionally to their stake in the share capital of the Company held by the Holders, a number of preferred shares as per the formula set forth below:

ARP = (PPIAT - PPIAH) / VPAPI

a.	ARP: Total number of AZUL Holding’s Class A Preferred Shares - Post- Private Placement (or other preferred shares whose rights and privileges are equivalent to those of the current AZUL Holding’s Class A Preferred Shares - Post-Private placement) to be issued within 4 (four) days from the Adjustment - Indemnifications Date, by AZUL Holding, as a result of the exercise of this Subscription Warrant;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

30

CONFIDENTIAL TREATMENT REQUESTED

b.	PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date, updated by the CDI;

c.	PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date, updated by the CDI; and

d.	VPAPI: Individual amount of each preferred share, calculated as follows: (I) Pre-Money Valuation amount in Brazilian Reais (as defined in Section 1.1), exclusively attributable to the preferred shares issued by AZUL Holding, according to the Conversion Rate of the pricing day of the IPO, less (II) [*****], corresponding to the capital contribution made in AZUL Holding in view of the settlement of the Private Placement, duly adjusted for inflation based on the CDI, being the product of the subtraction between (I) and (II) divided by the difference between (i) the total number of preferred shares issued by AZUL Holding immediately prior to the IPO, minus (ii) the number of preferred shares issued as a result of the Private Placement until the date of the IPO. Notwithstanding the foregoing, should the IPO not occur until the Deadline (there not being, therefore, the Pre-Money Valuation), the amount corresponding the subtraction of items (I) and (II) above shall be the portion attributable to the preferred shares issued by AZUL Holding of the amount corresponding to [*****].

4.3.2. If on the Adjustment - Indemnifications Date, the Losses with Cash Outflow of TRIP’s Shareholders are equal to or lower than the Losses with Cash Outflow of AZUL Holding, this Subscription Warrant will not be exercisable, and the Holders shall not have the rights guaranteed by this instrument.

4.4. Conditions for the Payment of Shares of this Subscription Warrant. The Shares shall be fully paid in by the Holders upon their subscription, through the payment of the Price, presentation and delivery to the Company of this Subscription Warrant, and signing by the Holders of the respective share subscription bulletins, proportionally to the shares held by each Holder, on the date hereof, in relation to all shares held by the Holders.

4.5. The Shares confer upon the Holders the same benefits and rights of the Class A preferred shares issued by the Company and existing on the date hereof, including the right to receive dividends declared after the issuance of the Shares.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

31

5.	General Provisions

5.1. The Holders undertake to refrain from encumbering, selling or transferring, in any manner, the Subscription Warrant or rights arising from it, under penalty of loss of the subscription rights granted by it.

5.2. Re-issue: In case of loss, theft or damage involving this Subscription Warrant, the Holders may present evidence of such loss, theft or damage so that the Company may promptly cancel this Subscription Warrant and issue another, as replacement, under the same terms and conditions in effect.

5.3. Notice: Except as otherwise provided in this Subscription Warrant, any notices or other communications that may be necessary shall be sent to the Company or to the Holders, at the addresses described in Exhibit G to the Investment Agreement.

5.4. The Company shall bear all expenses incurred by reason of the issuance of the Shares, as set forth in this Subscription Warrant, and the consummation of such transaction.

5.5. This Subscription Warrant is binding upon and shall inure to the benefit of all parties and their respective successors, and nothing in this Subscription Warrant, whether express or implicit, shall be construed as, or shall grant to any other person, any rights, benefits or remedies of any nature under or by reason of this Subscription Warrant.

5.6. Applicable Law and Dispute Resolution: The provisions of the Subscription Warrant shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil. Any dispute or controversy arising out of this Subscription Warrant shall be resolved in accordance with the procedures for dispute resolution provided for in Section 10.10 of the Investment Agreement, by arbitration to be conducted and managed by the International Chamber of Commerce. This Subscription Warrant shall serve as an arbitration clause, pursuant to Article 4 of Law No. 9,307/96.

5.7. Authorized Capital: Notwithstanding any other provision of this Subscription Warrant, the Company shall, from the date of this Subscription Warrants, reserve and always make available the maximum amount of capital to be increased as a result of the exercise of the Subscription Warrant, free of any preemptive or other subscription or purchase rights, whether actual or contingent, to any person other than the Holders, within the limits of its authorized and unissued capital, to ensure compliance with any obligation to issue new shares through the exercise of subscription right established by this Subscription Warrant.

32

5.8. Lien: The Company agrees that all new Shares of this Subscription Warrant will be, after payment of the issue price of such shares, fully paid in, free and clear of any preemptive rights, taxes, liens, charges and duties, and shall be entitled to receive rights, dividends, interest on equity, profit sharing and any other remuneration and distribution pari passu with the existing Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares) of the Company.

5.9. Definitions: Except as otherwise defined herein, any capitalized term used herein shall have the same meaning ascribed to it in the Investment Agreement.

São Paulo, [=] [=], [=].

TRIP PARTICIPAÇÕES S.A.	TRIP INVESTIMENTOS LTDA.

Name:	Name:
Title:	Title:

Name:	Name:
Title:	Title:

RIO NOVO LOCAÇÕES LTDA.	AZUL S.A.

Name:	Name:
Title:	Title:

Name:
Title:

33

EXHIBIT F

TO THE SECOND AMENDMENT

SUBSCRIPTION WARRANT FOR SHAREHOLDING ADJUSTMENT -

ORIGINAL SHAREHOLDERS

SUBSCRIPTION WARRANT - SERIES B

CERTIFICATE No. 01

ISSUER:

AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, 939, 8th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by in accordance with the provisions of its Bylaws (“Company” or “Issuer”),

HOLDER:

[Original Shareholder] (the “Holder”).

1.	Authorization

1.1. This subscription warrant of series B (the “Subscription Warrant”) is issued as a result of a resolution passed by the Extraordinary General Meeting of the Company held on [==], at 10:30 am. This Subscription Warrants gives the Holder the right to subscribe for registered Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), with no par value, issued by the Company, and shall be exercised by presentation of this certificate and payment of the Price, as set forth below.

1.2. This Subscription Warrant shall be issued in accordance with the provisions of the Investment Agreement, entered into on May 25, 2012, between the Company and the Holder, and other parties mentioned therein, as amended, in particular the Second Amendment, dated the [==] (the “Investment Agreement”). This Subscription Warrant is subject to the terms and conditions set forth herein and the provisions of the Investment Agreement.

2.	Share Capital

2.1. The Company’s share capital, fully subscribed for and paid in, is, on the date hereof, R$[==] ([==] Brazilian Reais)], divided into [==] ([==]) shares, being [==] ([==]) common shares, [==] ([==]) Class A preferred shares, and [==] ([==]) Class B preferred shares, all registered and with no par value.

(i) each common share entitles its holder the right to one vote at General Meetings of the Company, and the common shares grant their holders the same rights; and

34

CONFIDENTIAL TREATMENT REQUESTED

(ii) the Class A preferred shares have voting rights in certain matters, and the following preferences and advantages are guaranteed to these shares:

I - priority in the return of capital, subject to the priority of the Class B preferred shares;

II - the preferred shares are entitled to receive dividends equal to 75 (seventy-five)times the amount paid for each common share;

III - tag along right in case of sale of corporate control of the Company, and price per share equivalent to 75 (seventy-five) times the price per share paid to the selling shareholders; and

IV - reimbursement right in the proportion of 75:1 (seventy-five per one) in relation to the common shares, in case of liquidation of the Company; and

(iii) the Class B preferred shares do not grant any voting right, and entitle the holders to priority in return of capital over such common and Class A preferred shares, up to the amount of their issue price.

2.2. The Company is authorized to increase its share capital up to [==] ([==]) Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), by decision of the Board of Directors, regardless of amendment to its bylaws, according to Article 6 of the Company’s Bylaws. The current share capital of the Company was established by the General Meeting of the Company held on [==].

3.	Issue Price; Exercise Date

3.1. Price: The issue price of the Subscription Warrant is [*****], to be paid by the Holder.

3.2. Period of Exercise of the Subscription Warrant: The Holder may exercise this Subscription Warrant on the Date of Adjustment - Indemnification, as defined in the Investment Agreement (the “Exercise Period”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

35

CONFIDENTIAL TREATMENT REQUESTED

4.	Subscription and Payment of Shares

4.1. This Subscription Warrant may be exercised, in whole or in part, and on a single occasion, and grants its Holder the right to subscribe for and pay in, on the Date of Adjustment - Shareholding, new Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares), all registered and with no par value, issued by the Company (the “Shares”).

4.2. Share Issue Price of the Subscription Warrant: The issue price of the Shares will be [*****] for all the shares issued by the Company as a result of the exercise of this Subscription Warrant, to be fully paid by the Holder.

4.3. Number of Shares to be issued. The Company shall issue as many new Shares as necessary to comply with the provisions of Section 4.3.1 of this Subscription Warrant.

4.3.1. On the Adjustment - Indemnifications Date, pursuant to Section 8 of the Investment Agreement, the Parties shall determine in good faith the total amount of Losses with Cash Outflow of AZUL Holding, as well as the total amount of Losses with Cash Outflow of TRIP’s Shareholders, as defined in Section 8.1.1(a)(i) of the Investment Agreement. In the event that the Losses with Cash Outflow of AZUL Holding exceed the Losses with Cash Outflow of TRIP’s Shareholders, through the exercise of this Subscription Warrant, the Company shall issue in favor of the Holder, a number of preferred shares as per the formula set forth below:

ARP = (PPIAH - PPIAT) / VPAPI

a. ARP: Total number of AZUL Holding’s Class A Preferred Shares - Post-Private Placement (or other preferred shares whose rights and privileges are equivalent to those of the current AZUL Holding’s Class A Preferred Shares - Post-Private placement) to be issued within 4 (four) days from the Adjustment - Indemnifications Date by AZUL Holding as a result of the exercise of this Subscription Warrant;

b. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment - Indemnifications Date, updated by the CDI;

c. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment - Indemnifications Date, updated by the CDI; and

d. VPAPI: Individual amount of each preferred share, calculated as follows: (I) Pre-Money Valuation amount in Brazilian Reais (as defined in Section 1.1), exclusively attributable to the preferred shares issued by AZUL Holding, according to the Conversion Rate of the pricing day of the IPO, less (II) [*****], corresponding to the capital contribution made in AZUL Holding in view of the settlement of the Private Placement, duly adjusted for inflation based on the CDI,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

36

CONFIDENTIAL TREATMENT REQUESTED

being the product of the subtraction between (I) and (II) divided by the difference between (i) the total number of preferred shares issued by AZUL Holding immediately prior to the IPO, minus (ii) the number of preferred shares issued as a result of the Private Placement until the date of the IPO. Notwithstanding the foregoing, should the IPO not occur until the Deadline (there not being, therefore, the Pre-Money Valuation), the amount corresponding the subtraction of items (I) and (II) above shall be the portion attributable to the preferred shares issued by AZUL Holding of the amount corresponding to [*****].

4.3.2. If on the Adjustment - Indemnifications Date, the Losses with Cash Outflow of AZUL Holding are equal to or lower than the Losses with Cash Outflow of TRIP’s Shareholders, this Subscription Warrant will not be exercisable, and the Holder shall not have the rights guaranteed by this instrument.

4.4. Conditions for the Payment of Shares of this Subscription Warrant. The Shares shall be fully paid in by the Holder upon their subscription, through the payment of the Price, presentation and delivery to the Company of this Subscription Warrant, and signing by the Holder of the respective share subscription bulletins.

4.5. The Shares confer upon the Holder the same benefits and rights of the Class A preferred shares issued by the Company and existing on the date hereof, including the right to receive dividends declared after the issuance of the Shares.

5.	General Provisions

5.1. The Holder undertakes to refrain from encumbering, selling or transferring, in any manner, the Subscription Warrant or rights arising from it, under penalty of loss of the subscription rights granted by it.

5.2. Re-issue: In case of loss, theft or damage involving this Subscription Warrant, the Holder may present evidence of such loss, theft or damage so that the Company may promptly cancel this Subscription Warrant and issue another, as replacement, under the same terms and conditions in effect.

5.3. Notice: Except as otherwise provided in this Subscription Warrant, any notices or other communications that may be necessary shall be sent to the Company or to the Holder, at the addresses described in Exhibit G to the Investment Agreement.

5.4. The Company shall bear all expenses incurred by reason of the issuance of the Shares, as set forth in this Subscription Warrant, and the consummation of such transaction.

5.5. This Subscription Warrant is binding upon and shall inure to the benefit of all parties and their respective successors, and nothing in this Subscription Warrant, whether express or implicit, shall be construed as, or shall grant to any other person, any rights, benefits or remedies of any nature under or by reason of this Subscription Warrant.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

37

5.6. Applicable Law and Dispute Resolution: The provisions of the Subscription Warrant shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil. Any dispute or controversy arising out of this Subscription Warrant shall be resolved in accordance with the procedures for dispute resolution provided for in Section 10.10 of the Investment Agreement, by arbitration to be conducted and managed by the International Chamber of Commerce. This Subscription Warrant shall serve as an arbitration clause, pursuant to Article 4 of Law No. 9,307/96.

5.7. Authorized Capital: Notwithstanding any other provision of this Subscription Warrant, the Company shall, from the date of this Subscription Warrants, reserve and always make available the maximum amount of capital to be increased as a result of the exercise of the Subscription Warrant, free of any preemptive or other subscription or purchase rights, whether actual or contingent, to any person other than the Holder, within the limits of its authorized and unissued capital, to ensure compliance with any obligation to issue new shares through the exercise of subscription right established by this Subscription Warrant.

5.8. Lien: The Company agrees that all new Shares of this Subscription Warrant will be, after payment of the issue price of such shares, fully paid in, free and clear of any preemptive rights, taxes, liens, charges and duties, and shall be entitled to receive rights, dividends, interest on equity, profit sharing and any other remuneration and distribution pari passu with the existing Class A preferred shares (or any other preferred shares issued by the Company whose relevant class, at the time of the exercise of this Subscription Warrant, presents the same rights and privileges as those currently attributed to the Class A preferred shares) of the Company.

5.9. Definitions: Except as otherwise defined herein, any capitalized term used herein shall have the same meaning ascribed to it in the Investment Agreement.

São Paulo, [=] [=], [=].

[Original Shareholder]

AZUL S.A.

Name:
Title:

38

EXHIBIT G

TO THE SECOND AMENDMENT

NEW EXHIBIT 10.1

EXHIBIT 10.1

ADDRESS AND CONTACT INFORMATION FOR NOTICES AND COMMUNICATIONS

If to Trip Participações S.A.:

Address: Rodovia BR 262, Km 5, Campo Grande, Cariacica/ES

Email: ricardov@aguiabranca.com.br

Fax:

Attn. to: Ricardo Vaze

It to Trip Investimentos Ltda.:

Address: Rodovia BR 262, Km 5, Campo Grande, Cariacica / ES

Email: ricardov@aguiabranca.com.br

Fax:

Attn. to: Ricardo Vaze

It to Rio Novo Locações Ltda.:

Address: Rodovia BR 262, Km 6.3, sala 208, Campo Grande, Cariacica/ES

Email: ricardov@aguiabranca.com.br

Fax:

Attn. to: Ricardo Vaze

It to Trip Linhas Aéreas Ltda.:

Address: Av. Cambacicas, 1200, Condomínio Flex Buildings, módulo 2

Email 1: josemario@voetrip.com.br

Fax: (19) 2139-5358

Attn. to: José Mario Caprioli dos Santos

It to AZUL Holding, AZUL or David Gary Neeleman:

Address: Av. Marcos Penteado de Ulhôa Rodrigues, 939, 8th floor, Ed. Jatobá, Tamboré

Email 1: john.rodgerson@voeazul.com.br

Fax: (11) 4134-9800

Attn. to: John Rodgerson

39

THIRD AMENDMENT TO THE INVESTMENT AGREEMENT

by, on one side,

TRIP PARTICIPAÇÕES S.A.,

TRIP INVESTIMENTOS LTDA., and

RIO NOVO LOCAÇÕES LTDA.

and, on the other side

AZUL S.A.,

and, as intervening and consenting

parties,

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

TRIP SERVIÇOS DE SUPORTE AÉREO S.A.; and

DAVID GARY NEELEMAN

DATED OCTOBER 22, 2014.

THIRD AMENDMENT TO THE INVESTMENT AGREEMENT

By this private instrument, on one side,

(a)	TRIP PARTICIPAÇÕES S.A., a corporation with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 09.229.532/0001-70, herein represented by its undersigned legal representatives (“TRIP Participações”);

(b)	TRIP INVESTIMENTOS LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901, registered as taxpayer under CNPJ/MF No. 15.300.240/0001-89, herein represented by its undersigned legal representatives (“TRIP Investimentos”); and

(c)	RIO NOVO LOCAÇÕES LTDA., a limited liability company with head office in the City of Cariacica, State of Espírito Santo, at Rodovia BR 262, Km 6.3, Suite 208, CEP 29157-405, registered as taxpayer under CNPJ/MF No.04.373.710/0001-18, herein represented by its undersigned legal representatives (“Rio Novo” and, together with TRIP Participações and TRIP Investimentos, “TRIP’s Shareholders”); and

On the other side,

(d)	AZUL S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, No. 939, 8th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.305.9994/0001-29, herein represented by its undersigned legal representatives (“AZUL Holding” and, together with TRIP’s Shareholders, the “Parties”, and each of them, individually, a “Party”);

And, in the capacity of intervening and consenting parties (the “Intervening and Consenting Parties”):

(e)	AZUL LINHAS AÉREAS BRASILEIRAS S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, No. 939, 9th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 09.296.295/0001-60, herein represented by its undersigned legal representatives (“AZUL”);

(f)	TRIP SERVIÇOS DE SUPORTE AÉREO S.A., a corporation with head office in the City of Barueri, State of São Paulo, at Av. Marcos Penteado de Ulhôa Rodrigues, No. 939, 10th floor, Ed. Jatobá, Tamboré, registered as taxpayer under CNPJ/MF No. 02.428.624/0001-30, formerly named TRIP LINHAS AÉREAS S.A., herein represented by its undersigned legal representatives (“TRIP”); and

(g)	DAVID GARY NEELEMAN, Brazilian, married, bearer of Identification Card RG No. 53.031.273-6 SSP/SP and registered as taxpayer under CPF/MF No. 744.573.731- 68 (“Neeleman”), herein represented by his undersigned attorneys-in-fact.

PREAMBLE

A. WHEREAS, on May 25, 2012, the Parties and the Intervening and Consenting Parties executed the Investment Agreement (“Original Investment Agreement”), pursuant to which the merger of all TRIP’s Shares (as provided for in the Original Investment Agreement) into AZUL Holding was agreed, subsequently delivering newly issued shares of AZUL Holding to TRIP’s Shareholders, without causing the winding up of TRIP, pursuant to the provisions of article 252 of Law No. 6,404, dated December 15, 1976;

B. WHEREAS, on August 15, 2012, the Parties and the Intervening and Consenting Parties executed the First Amendment to the Agreement (“First Amendment”), which amended certain terms and conditions of the Original Investment Agreement;

C. WHEREAS, on December 27, 2013, the Parties executed the Second Amendment to the Agreement (“Second Amendment,” and the Original Investment Agreement, as amended in accordance with the terms of the First Amendment and Second Amendment, hereinafter simply referred to as “Investment Agreement”), which amended the criteria applicable to adjust their shareholdings (“New Criteria”) in AZUL Holding, to be made as a result of the obligation to indemnify as provided for in Sections 8.1.1(a)(i) and 8.2.1(a)(i) of the Investment Agreement (“Adjustments of Shareholding – Indemnifications”);

D. WHEREAS, in order to (i) implement the New Criteria and (ii) set forth a method to allow TRIP’s Shareholders and/or Original Shareholders, as applicable, to make the Adjustments of Shareholding – Indemnifications, without assistance of the indemnifying parties, TRIP’s Shareholders Subscription Warrants – Indemnifications Adjustment and Subscription Warrants for the Adjustment of Shareholding – Original Shareholders (collectively, hereinafter referred to as “Subscription Warrants for the Adjustment of Shareholding – Indemnifications”) were issued to TRIP’s Shareholders and Original Shareholders, respectively, allowing each group of shareholders to subscribe for and pay up as many new Azul Holding PN-A Shares – Post Private Placement as needed, to complete the Adjustments of Shareholding – Indemnifications, according to the calculation of Total Losses of Parties up to the Adjustment – Indemnifications Date (as defined in the Investment Agreement);

E. WHEREAS, pursuant to the provisions of Sections 8.1.1(a)(i), 8.2.1(a)(i), 8.3, and 8.4 of the Investment Agreement, TRIP’s Shareholders and each Original Shareholders agreed on the figure that best reflects Total Losses of Parties up to the Adjustment – Indemnifications Date (as defined in the Investment Agreement), which figure corresponds to R$40,000,000.00 (forty million Reais), in favor of the Original Shareholders (“Indemnification Amount for the Adjustment of Shareholding – Indemnification”), as described in Exhibit A hereto (“Indemnifications and Adjustments Calculation Spreadsheet”);

F. WHEREAS, pursuant to Section 8.1.1(b) of the Investment Agreement, on October 21, 2014, TRIP’s Shareholders had the opportunity to pay the Indemnification Amount for the Adjustment of Shareholding – Indemnification in cash. However, they chose not to do so and therefore agreed to pay the amount due as indemnification to the Original Shareholders through the issuance of new AZUL Holding PN-A Shares, to be subscribed for and paid up by the Original Shareholders, pursuant to the terms of the respective Subscription Warrants for the Adjustment of Shareholding – Original Shareholders;

G. WHEREAS, on the date hereof, the Parties agree that the formulas set forth in Sections 8.1.1(a)(i) and 8.2.1(a)(i) of the Investment Agreement (which formulas were also included in the Subscription Warrants for the Adjustment of Shareholding – Indemnifications) (“Formulas”) need to be adjusted and fixed in order to obtain the correct number of shares that the Original Shareholders are entitled to subscribe for and pay up to dilute the shareholding of TRIP’s Shareholders in AZUL Holding, proportionally to the Indemnification Amount for the Adjustment of Shareholding – Indemnification (“New Share Issuance Agreement – Indemnification”); and

H. WHEREAS, as a result of the New Share Issuance Agreement – Indemnification, the Parties agree that (i) AZUL Holding shall make as many capital increases as necessary to allow Original Shareholders to subscribe for and pay up the number of shares indicated in the Indemnifications and Adjustments Calculation Spreadsheet, in order to document, in favor of the relevant shareholders, the Adjustments of Shareholding – Indemnifications based on the Indemnification Amount for the Adjustment of Shareholding – Indemnification; (ii) as a result of the inconsistencies identified in the Formulas, the Original Shareholders shall no longer exercise the Subscription Warrants for the Adjustment of Shareholding – Original Shareholders, and accordingly agree that such securities shall be returned to AZUL Holding and permanently cancelled, and the Adjustments of Shareholding – Indemnifications shall be exclusively made through the capital increases mentioned in Item (i) above; and (iii) because the Adjustments of Shareholding – Indemnifications were favorable to the Original Shareholders and, consequently, the condition for exercise provided for TRIP’s Shareholders Subscription Warrants – Indemnification Adjustments did not occur, TRIP’s Shareholders shall return the relevant securities to AZUL Holding to be permanently cancelled,

NOW, THEREFORE, THE PARTIES, together with the Intervening and Consenting Parties, have resolved to enter into this Third Amendment to the Investment Agreement (“Third Amendment”), which shall be governed by the following terms and conditions:

SECTION I

AMENDMENTS AND ADDITIONAL PROVISIONS

1.1. Based on procedures and documentation in connection with Adjustments of Shareholding – Indemnifications, the Parties agree that, on the date hereof, Total Losses of Parties up to the Adjustment – Indemnifications Date correspond to the Indemnification Amount for the Adjustment of Shareholding – Indemnification (as provided in Item “E” above), pursuant to the conditions set forth in the Indemnifications and Adjustments Calculation Spreadsheet.

1.2. Taking into account that the Formulas need to be adjusted and fixed, the Parties agree to amend them, pursuant to Sections 1.3 and 1.4 below, in order to calculate the correct number of shares to be subscribed for by the Original Shareholders to decrease the shareholding of TRIP’s Shareholders in a total real amount equivalent to the Indemnification Amount for the Adjustment of Shareholding – Indemnification.

1.3. Taking into account the foregoing amendments, the Parties agree to amend Section 8.1.1(a)(i) of the Investment Agreement, which shall hereafter read as follows:

“(i) Subject to the provisions of Section 8.5, up to the Adjustment – Indemnifications Date, the Parties shall determine in good faith the total amount of Losses indemnifiable by TRIP’s Shareholders, as provided in Section 8.1 and updated by the CDI, from the date of disbursement of the respective Losses to the Adjustment – Indemnifications Date, which effectively generated a Cash Outflow on the part of AZUL Holding’s Indemnifiable Parties within the period between the Date of Execution and the Adjustment – Indemnifications Date (“Losses With Cash Outflow of AZUL Holding”). Conversely, the Parties shall in good faith determine the total amount of Losses indemnifiable by AZUL Holding, as provided in Section 8.2 below and updated by the CDI, from the date of disbursement of the respective Losses to the Adjustment – Indemnifications Date, which effectively generated a Cash Outflow on the part of TRIP’s Shareholders’ Indemnifiable Parties within the period between the Date of Execution and the Adjustment – Indemnifications Date (“Losses With Cash Outflow of TRIP’s Shareholders”). The sum of Losses With Cash Outflow of AZUL Holding and Losses With Cash Outflow of TRIP’s Shareholders is referred to as “Total Losses of Parties up to the Adjustment – Indemnifications Date.” In the event that the Total Losses of Parties up to the Adjustment – Indemnifications Date are positive in favor of AZUL Holding’s Indemnifiable Parties (that is, the Losses With Cash Outflow of AZUL Holding exceed the Losses With Cash Outflow of TRIP’s Shareholders), then the Original Shareholders shall have the right to subscribe for and pay up, through successive capital increases, on a prorated basis to their stake in the share capital of AZUL Holding, the number of AZUL Holding PN-A Shares – Post Private Placement (or any other preferred shares issued by AZUL Holding whose respective Class, at the moment of exercise of the subscription warrant, entitles their holders to the same rights and privileges currently attributed to Azul Holding PN-A Shares – Post Private Placement) so as to allow a dilution in the shareholding of TRIP’s Shareholders in AZUL Holding, proportionally to the balance of Total Losses of Parties up to the Adjustment– Indemnifications Date in favor of Original Shareholders, as per the formula set forth below:

ARP = {(PPIAH - PPIAT) / VPAPI} / PRT

where:

PRT = NAT / NAZ + ARP

a. ARP: Number of AZUL Holding PN-A Shares – Post Private Placement (or other preferred shares entitling their holders to the same

CONFIDENTIAL TREATMENT REQUESTED

rights and privileges currently attributed to AZUL Holding PN-A Shares – Post Private Placement) to be issued in favor of the Original Shareholders, by AZUL Holding;

b. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment– Indemnifications Date updated by the CDI;

c. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment– Indemnifications Date updated by the CDI;

d. VPAPI: Individual amount of each preferred share, calculated as follows: (I) amount in Reais of the Pre-Money Valuation (as defined in Section 1.1) exclusively attributed to Class A common and preferred shares issued by AZUL Holding, according to the Conversion Rate of the day of pricing of the IPO, less (II) [*****] corresponding to the capital contribution made in AZUL Holding due to settlement of the Private Placement, duly updated by the CDI; the difference between (I) and (II) shall be divided by the difference between (i) the total number of shares issued by AZUL Holding immediately prior to the IPO (assuming the conversion of all common shares into AZUL Holding PN-A Shares – Post Private Placement at a ratio of 75:1), less (ii) the number of preferred shares issued as a result of the Private Placement until the date of the IPO. Notwithstanding the foregoing, in case the IPO does not occur until the Deadline (therefore, with no Pre-Money Valuation), the amount corresponding to the difference between Items (I) and (II) above shall be [*****].

e. PRT: Resulting Shareholding of Trip’s Shareholders after the issuance of AZUL Holding PN-A Shares – Post Private Placement, pursuant to the terms hereof, without taking into account the number of preferred shares issued as a result of the Private Placement;

f. NAT = Total number of shares issued by AZUL Holding held by Trip’s Shareholders (assuming the conversion of all common shares into AZUL Holding PN-A Shares – Post Private Placement at a ratio of 75:1); and

g. NAZ = Total number of shares issued by AZUL Holding (assuming the conversion of all common shares into AZUL Holding PN-A Shares – Post Private Placement at a ratio of 75:1) immediately before the issuance of the AZUL Holding PN-A Shares – Post Private Placement, pursuant to the terms hereof, without taking into account the number of preferred shares issued as a result of the Private Placement.”

1.4. As a result of the foregoing amendments, the Parties agree to amend Section

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

8.2.1(a)(i) of the Investment Agreement, which shall hereafter read as follows:

“(i) Subject to the provisions of Sections 8.2.1(b) and 8.5, up to the Adjustment– Indemnifications Date, the Parties shall determine in good faith the total amount of Losses with Cash Outflow of Trip’s Shareholders. Conversely, the Parties shall in good faith determine the total amount of Losses with Cash Outflow of AZUL Holding’s Shareholders. In the event that the Total Losses of Parties up to the Adjustment – Indemnifications Date are positive in favor of TRIP’s Shareholders’ Indemnifiable Parties (that is, the Losses With Cash Outflow of TRIP’s Shareholders exceed the Losses With Cash Outflow of AZUL Holding), then TRIP’s Shareholders shall have the right to subscribe for and pay up, upon successive capital increases, on a prorated basis and proportionally to their stake in the share capital of AZUL Holding, the number of AZUL Holding PN-A Shares – Post Private Placement (or any other preferred shares issued by AZUL Holding whose respective Class, at the moment of exercise of the subscription warrant, entitles their holders to the same rights and privileges currently attributed to AZUL Holding PN-A Shares – Post Private Placement) so as to allow a dilution in the shareholding of the Original Shareholders in AZUL Holding, proportionally to the balance of Total Losses of Parties up to the Adjustment– Indemnifications Date in favor of Trip’s Shareholders’ Indemnifiable Parties, as per the formula set forth below:

ARP = {(PPIAT - PPIAH) / VPAPI} / PRO

where:

PRO = NAT / NAZ + ARP

a. ARP: Number of AZUL Holding PN-A Shares – Post Private Placement (or other preferred shares entitling their holders to the same rights and privileges currently attributed to AZUL Holding PN-A Shares – Post Private Placement) to be issued in favor of Trip’s Shareholders by AZUL Holding;

b. PPIAT: Total amount of Losses With Cash Outflow of TRIP’s Shareholders as of the Adjustment– Indemnifications Date updated by the CDI;

c. PPIAH: Total amount of Losses With Cash Outflow of AZUL Holding as of the Adjustment– Indemnifications Date updated by the CDI;

d. VPAPI: Individual amount of each preferred share, calculated as follows: (I) amount in Reais of the Pre-Money Valuation (as defined in Section 1.1) exclusively attributed to Class A common and preferred shares issued by AZUL Holding, according to the Conversion Rate of the day of pricing of the IPO, less (II) [*****] corresponding to the capital

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

contribution made in AZUL Holding due to settlement of the Private Placement, duly updated by the CDI; the difference between (I) and (II) shall be divided by the difference between (i) the total number of shares issued by AZUL Holding immediately prior to the IPO (assuming the conversion of all common shares into AZUL Holding PN-A Shares – Post Private Placement at a ratio of 75:1), less (ii) the number of preferred shares issued as a result of the Private Placement until the date of the IPO. Notwithstanding the foregoing, in case the IPO does not occur until the Deadline (therefore, with no Pre-Money Valuation), the amount corresponding to the difference between Items (I) and (II) above shall be [*****]

e. PRO: Resulting Shareholding of the Original Shareholders after the issuance of AZUL Holding PN-A Shares – Post Private Placement, pursuant to the terms hereof, without taking into account the number of preferred shares issued as a result of the Private Placement;

f. NAT = Total number of shares issued by AZUL Holding held by the Original Shareholders (assuming the conversion of all common shares into AZUL Holding PN-A Shares – Post Private Placement at a ratio of 75:1); and

g. NAZ = Total number of shares issued by AZUL Holding (assuming the conversion of all common shares into AZUL Holding PN-A Shares – Post Private Placement at a ratio of 75:1) immediately before the issuance of the AZUL Holding PN-A Shares – Post Private Placement, pursuant to the terms hereof, without taking into account the number of preferred shares issued as a result of the Private Placement.”

1.5. As a result of the Adjustments of Shareholding – Indemnifications made in accordance with the new formulas set forth in Sections 1.3 and 1.4 above, the Parties acknowledge and agree that the Original Shareholders shall have the right to subscribe for and pay up, jointly and proportionally to their stake in the share capital of AZUL Holding, upon one or more capital increases, to be documented and made on the date hereof, the total amount of 3,008,801 (three million, eight thousand, eight hundred and one) AZUL Holding PN-A Shares – Post Private Placement (“Adjustment Shares”), for a total price of R$32,000,00 (thirty two thousand Reais), diluting, at the same proportion, the shareholding of Trip’s Shareholders and making total shares held by them correspond to an amount equal to the difference between (i) the price of the shares held by them until the date hereof, and (ii) the Indemnification Amount for the Adjustment of Shareholding – Indemnifications. The total loss of the economic value of the shares of Trip’s Shareholders therefore equals to, on the date hereof, the Indemnification Amount for the Adjustment of Shareholding – Indemnifications. For purposes hereof, the economic value of AZUL Holding was set at [*****]

1.5.1. TRIP’s Shareholders hereby agree to waive their respective preemptive rights in capital increases to be made in AZUL Holding on the date hereof, in order

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

to ensure that the Original Shareholders may, solely and exclusively, subscribe for and pay up, in accordance with the proportion and the issue prices set forth in the Indemnifications and Adjustments Calculation Spreadsheet, all Adjustment Shares.

1.6. Due to the inconsistencies identified in the Formulas and capital increases to be made on the date hereof in order to document the Adjustments of Shareholding – Indemnifications, pursuant to Sections 1.5 and 1.5.1 above, the Original Shareholders agree to no longer exercise the Subscription Warrants for the Adjustments of Shareholding – Original Shareholders, for which reason they return such securities to AZUL Holding to be permanently cancelled on the date hereof. Upon the issuance, subscription and payment of the Adjustment Shares on the date hereof, the Original Shareholders (i) acknowledge that, on the Adjustment– Indemnifications Date, Total Losses of Parties until the Adjustment – Indemnifications Date were positive in favor of the Indemnifiable Parties of AZUL Holding in an amount equal to the Indemnification Amount for the Adjustment of Shareholding – Indemnifications; (ii) give full and unrestricted release of Trip’s Shareholders’ obligation to indemnify pursuant to the Investment Agreement until the Adjustment – Indemnifications Date, in accordance with the new wording hereby provided for to Section 8.1.1(a)(i) of the Investment Agreement, acknowledging they have nothing further to request, seek, or claim as a result of the abovementioned provision.

1.7. Because the Adjustments of Shareholding – Indemnifications were favorable to the Original Shareholders and, consequently, the condition for exercise provided for Trip’s Shareholders Subscription Warrants – Indemnifications Adjustment did not occur, Trip’s Shareholders shall not exercise such securities, for which reason they return them to AZUL Holding to be permanently cancelled on the date hereof. Upon the issuance, subscription, and payment, on the date hereof, of the Adjustment Shares by the Original Shareholders, TRIP’s Shareholders give full and unrestricted release of the Original Shareholders’ obligation to indemnify, in accordance with the new wording hereby provided for to Section 8.2.1(a)(i) of the Investment Agreement, acknowledging they have nothing further to request, seek, or claim as a result of the abovementioned provision.

1.8. In addition to Sections 1.6 and 1.7 above, upon the issuance, subscription, and payment of the Adjustment Shares on the date hereof, the Parties mutually give full and unrestricted release of all obligations to indemnify incurred under discussion between the Parties in the assessment of the indemnification basket until the Adjustment– Indemnifications Date. It is hereby noted that: (i) the Adjustments of Shareholding – Indemnifications also fully include the amounts that were already settled and any installments payable in connection with the option for REFIS, by Trip Serviços de Suporte Aéreo S.A., in August 2014; and (ii) the negative balance (tax loss) used by Trip Serviços de Suporte Aéreo S.A. to amortize the REFIS installment program does not fit the definition of Loss (as defined in the Investment Agreement).

1.9. The Parties agree to set the Adjustment – Indemnifications Date, for all purposes of the Investment Agreement (including as amended hereby), as August 30, 2014. The Parties agree that the Adjustment of Shareholding – Indemnifications reflect the positive balance in favor of the Indemnifiable Parties of AZUL Holding until the Adjustment – Indemnifications Date, and that, for all purposes, the indemnification method included in

Sections 8.3 and following of the Investment Agreement shall be applicable as of the day following the Adjustment – Indemnifications Date, as provided for in the Investment Agreement.

SECTION II

GENERAL PROVISIONS

2.1. For all purposes of the law, the new terms and conditions set forth herein take effect as of the date hereof.

2.2. The Parties undertake and ratify all other provisions of the Investment Agreement that were not hereby expressly amended, including, without limitation, the other indemnification duties of the Parties provided for in Section 8 of the Investment Agreement.

2.3. Except if expressly otherwise defined herein, capitalized words and expressions shall have the meaning ascribed to them in the Investment Agreement.

2.4. This Third Amendment shall be governed and construed in accordance with the Laws of Brazil.

2.5. All disputes arising out of or in connection herewith and exhibits hereto shall be resolved by arbitration, pursuant to Law No. 9.307/96, as amended, upon the conditions set forth in the Investment Agreement.

IN WITNESS THEREOF, the Parties have caused this Third Amendment to be signed in 8 (eight) counterparts of equal tenor and form, before the 2 (two) undersigned witnesses.

São Paulo, October 22, 2014.

(The remainder of this page is intentionally left blank)

(Signatures on the following pages)

(Signature page 1 of 4 of the Third Amendment to the Investment Agreement, dated October 22, 2014, among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda., AZUL S.A. and, also, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A., and David Gary Neeleman)

TRIP PARTICIPAÇÕES S.A.

/s/ José Mario Caprioli	/s/ Renan Chieppe
Name: José Mario Caprioli	Name: Renan Chieppe
Title:	Title:

TRIP INVESTIMENTOS LTDA.

/s/ José Mario Caprioli	/s/ Renan Chieppe
Name: José Mario Caprioli	Name: Renan Chieppe
Title:	Title:

RIO NOVO LOCAÇÕES LTDA.

/s/ Decio Luiz Chieppe	/s/ Luiz Wagner Chieppe
Name: Decio Luiz Chieppe	Name: Luiz Wagner Chieppe
Title:	Title:

TRIP SERVIÇOS DE SUPORTE AÉREO S.A.

/s/ John Peter Rodgerson
Name:	Name: John Peter Rodgerson
Title:	Title: Attorney-In-Fact

(Signature page 2 of 4 of the Third Amendment to the Investment Agreement, dated October 22, 2014, among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda., AZUL S.A. and, also, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A., and David Gary Neeleman)

AZUL S.A.

/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Attorney-In-Fact

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Attorney-In-Fact

(Signature page 3 of 4 of the Third Amendment to the Investment Agreement, dated October 22, 2014, among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda., AZUL S.A. and, also, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A., and David Gary Neeleman)

DAVID GARY NEELEMAN

/s/ David Gary Neeleman

(Signature page 4 of 4 of the Third Amendment to the Investment Agreement, dated October 22, 2014, among TRIP Participações S.A., TRIP Investimentos S.A., Rio Novo Locações Ltda., AZUL S.A. and, also, as intervening and consenting parties, AZUL Linhas Aéreas S.A., TRIP Linhas Aéreas S.A., and David Gary Neeleman)

WITNESSES:

Name:
ID (RG):

Name:
ID (RG):

EXHIBIT A

INDEMNIFICATIONS AND ADJUSTMENTS CALCULATION SPREADSHEET

Shareholder Structure (Pre-Private)
	Azul S.A. Shareholder Structure
	Common	% Common	Preferred	% PNs	Total Economic Shares (Common Converted to PN)	% Equity
David Neeleman	311,203,319	67.0%	4,247,648	4.7%	8,397,026	8.7%	TRIP

Trip Participações S.A.	101,164,356	21.8%	17,149,440	19.0%	18,498,298	19.2%	29.1%
Trip Investimentos Ltda.	39,852,572	8.6%	6,755,835	7.5%	7,287,203	7.6%
Rio Novo Locações Ltda..	12,262,282	2.6%	2,078,711	2.3%	2,242,208	2.3%
Grupo Bozano	—	0.0%	13,732,420	15.2%	13,732,420	14.2%
Weston Presidio	—	0.0%	11,384,563	12.6%	11,384,563	11.8%
Zweig DiMenna	—	0.0%	8,248,648	9.1%	8,248,648	8.6%
TPG Growth (Star Sabia LLC)	—	0.0%	7,845,017	8.7%	7,845,017	8.1%
Gávea Investimentos	—	0.0%	6,779,600	7.5%	6,779,600	7.0%
Azul Holdco, LLC	—	0.0%	4,819,518	5.3%	4,819,518	5.0%
Peterson Partners (Maracatu LLC)	—	0.0%	4,677,591	5.2%	4,677,591	4.9%
Minority shareholders	—	0.0%	2,523,796	2.8%	2,523,796	2.6%
Total	464,482,529	100.0%	90,242,787	100.0%	96,435,887	100.0%

Note: Totals may include differences due to rounding

	Investment (R$MM)	PN-B Shares	Preffered Conversion
Fidelity	118	1,182,650	1,182,650
Growth Co	102	1,017,079	1,017,079
Blue Chip	17	165,571	165,571
Cia. Bozano	75	749,409	749,409
Peterson Partners	47	468,329	468,329

Note: Assuming a 2.33 BRL/USD exchange rate

Shareholder Structure (Post Private Placement and Pre-Conversion)

	Azul S.A. Shareholder Structure
	Common	% Common	Preferred	% PNs	Total Economic Shares (Common Converted to PN)	% Equity
David Neeleman	311,203,319	67.0%	4,247,648	4.6%	8,397,026	8.7%	TRIP

Trip Participações S.A.	101,164,356	21.8%	17,149,440	18.5%	18,498,298	19.2%	29.1%
Trip Investimentos Ltda.	39,852,572	8.6%	6,755,835	7.3%	7,287,203	7.6%
Rio Novo Locações Ltda..	12,262,282	2.6%	2,078,711	2.2%	2,242,208	2.3%
Grupo Bozano	—	0.0%	13,732,420	14.8%	13,732,420	14.2%
Weston Presidio	—	0.0%	11,384,563	12.3%	11,384,563	11.8%
Zweig DiMenna	—	0.0%	8,248,648	8.9%	8,248,648	8.6%
TPG Growth (Star Sabia LLC)	—	0.0%	7,845,017	8.5%	7,845,017	8.1%
Gávea Investimentos	—	0.0%	6,779,600	7.3%	6,779,600	7.0%
Azul Holdco, LLC	—	0.0%	4,819,518	5.2%	4,819,518	5.0%
Peterson Partners (Maracatu LLC)	—	0.0%	4,677,591	5.0%	4,677,591	4.8%
Minority shareholders	—	0.0%	2,523,796	2.7%	2,523,796	2.6%
Private Placement Investors	—	0.0%	2,400,388	2.6%	32,005	0.0%

Fidelity	—	0.0%	1,182,650	1.3%	15,769	0.0%
Cia. Bozano	—	0.0%	749,409	0.8%	9,992	0.0%
Peterson Partners	—	0.0%	468,329	0.5%	6,244	0.0%

Total	464,482,529	100.0%	92,643,175	100.0%	96,467,893	100.0%

Azul Capital Structure - Sep. 30, 2014			October 2014 (post adjustment)
Shareholders	Common	PN-A	PN-B	TOTAL	PN-A issued for the Indemnification Adjustment	Price per Share		ON %	PN-A%	PN-B%	TOTAL	ONs converted into PN- A	PN-B Converted into PN-A	Fully Converted PNs	Total Economic Interest
David Neeleman	311,203,319.00	190,881	—	311,394,200.0	190,881	R$	0.0052	67.00%	0.21%	—	55.89%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 1 LLC - David Neeleman	—	4,247,648	—	4,247,648	186,808	R$	0.0054	—	4.71%	—	0.76%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 2 LLC - Gerald Blake Lee	—	334,972	—	334,972	14,732	R$	0.0679	—	0.37%	—	0.06%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 3 LLC - Thomas Eugene Kelly	—	143,679	—	143,679	6,319	R$	0.1583	—	0.16%	—	0.03%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 4 LLC - Tom Anderson	—	30,878	—	30,878	1,358	R$	0.7364	—	0.03%	—	0.01%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 5 LLC - Carol Elizabeth Archer	—	23,891	—	23,891	1,051	R$	0.9515	—	0.03%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 6 LLC - Cindy England	—	334,972	—	334,972.00	14,732	R$	0.0679	—	0.37%	—	0.06%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 7 LLC - Robert Land	—	30,878	—	30,878	1,358	R$	0.7364	—	0.03%	—	0.01%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 8 LLC - Robert Milton	—	143,595	—	143,595	6,315	R$	0.1584	—	0.16%	—	0.03%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 9 LLC - Mark Neeleman	—	19,121	—	19,121	841	R$	1.1891	—	0.02%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 10 LLC - Marlon Yair Ramirez	—	71,756	—	71,756	3,156	R$	0.3169	—	0.08%	—	0.01%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 11 LLC - John Rodgerson	—	167,444	—	167,444	7,364	R$	0.1358	—	0.19%	—	0.03%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 12 LLC - Maximiliam Urban	—	430,660	—	430,660	18,940	R$	0.0528	—	0.48%	—	0.08%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 13 LLC - Joel Peterson	—	106,190	—	106,190	4,670	R$	0.2141	—	0.12%	—	0.02%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 14 LLC - Amir Nasruddin	—	44,643	—	44,643	1,963	R$	0.5094	—	0.05%	—	0.01%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 15 LLC - Jason Truman Ward	—	28,702	—	28,702	1,262	R$	0.7924	—	0.03%	—	0.01%	[*****]	[*****]	[*****]	[*****]
Saleb II Founder 16 LLC - John Joseph Daly	—	23,891	—	23,891	1,051	R$	0.9515	—	0.03%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Gianfranco Beting	—	23,096	—	23,096	1,016	R$	0.9843	—	0.03%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Regis da Silva Brito	—	6,694	—	6,694	294	R$	3.4014	—	0.01%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Star Sabia LLC	—	7,845,017	—	7,845,017	345,017	R$	0.0029	—	8.69%	—	1.41%	[*****]	[*****]	[*****]	[*****]
WP-New Air LLC	—	11,384,563	—	11,384,563	500,683	R$	0.0020	—	12.62%	—	2.04%	[*****]	[*****]	[*****]	[*****]
Azul HolCo, LLC	—	4,819,518	—	4,819,518	211,958	R$	0.0047	—	5.34%	—	0.87%	[*****]	[*****]	[*****]	[*****]
Maracatu LLC (Peterson Partners)	—	4,677,591	468,329.00	5,145,920	205,991	R$	0.0049	—	5.18%	19.51%	0.92%	[*****]	[*****]	[*****]	[*****]
GIF Mercury LLC	—	1,569,003	—	1,569,003	69,003	R$	0.0145	—	1.74%	—	0.28%	[*****]	[*****]	[*****]	[*****]
GIF- II Fundo de Inv. em Part.	—	5,210,597	—	5,210,597	229,157	R$	0.0044	—	5.77%	—	0.94%	[*****]	[*****]	[*****]	[*****]
ZDBR LLC	—	8,248,648	—	8,248,648	362,768	R$	0.0028	—	9.14%	—	1.48%	[*****]	[*****]	[*****]	[*****]
Kadon Empreendimentos S.A	—	8,379,357	—	8,379,357	368,517	R$	0.0027	—	9.29%	—	1.50%	[*****]	[*****]	[*****]	[*****]
Bozano Holdings Ltd.	—	5,353,063	—	5,353,063	235,423	R$	0.0042	—	5.93%	—	0.96%	[*****]	[*****]	[*****]	[*****]
Carolyn Trabuco	—	40	—	40	0			—	0.00%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Sergio Eraldo Sales Pinto	—	40	—	40	0			—	0.00%	—	0.00%	[*****]	[*****]	[*****]	[*****]
JJL Brazil LLC	—	261,501	—	261,501	11,501	R$	0.0869	—	0.29%	—	0.05%	[*****]	[*****]	[*****]	[*****]
Morris Azul, LLC	—	77,530	—	77,530	3,410	R$	0.2933	—	0.09%	—	0.01%	[*****]	[*****]	[*****]	[*****]
Miguel Dau	—	19,121	—	19,121	841	R$	1.1891	—	0.02%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Henrique de Campos Meirelles	—	40	—	40	0			—	0.00%	—	0.00%	[*****]	[*****]	[*****]	[*****]
João Carlos Fernandes	—	9,581	—	9,581	421	R$	2.3753	—	0.01%	—	0.00%	[*****]	[*****]	[*****]	[*****]
Trip Participações S.A.	101,164,356	17,149,440	—	118,313,796				21.78%	19.00%	—	21.24%	[*****]	[*****]	[*****]	[*****]
Trip Investimentos Ltda.	39,852,572	6,755,835	—	46,608,407				8.58%	7.49%	—	8.37%	[*****]	[*****]	[*****]	[*****]
Rio Novo Locações Ltda.	12,262,282	2,078,711	—	14,340,993				2.64%	2.30%	—	2.57%	[*****]	[*****]	[*****]	[*****]
Total Trip Shareholder Shares	153,279,210	25,983,986	—	179,263,196				33.00%	28.79%	—	32.18%	[*****]	[*****]	[*****]	[*****]
Fidelity Growth Company Fund	—	—	1,017,079.00	1,017,079				—	—	42.37%	0.18%	[*****]	[*****]	[*****]	[*****]
Fidelity Blue Chip Growth Fund	—	—	165,571.00	165,571				—	—	6.90%	0.03%	[*****]	[*****]	[*****]	[*****]
Cia. Bozano	—	—	749,409.00	749,409				—	—	31.22%	0.13%	[*****]	[*****]	[*****]	[*****]

TOTAL	464,482,529	90,242,787	2,400,388.00	557,125,704.00	3,008,801	R$	32,000.00	100.00%	100.00%	100.00%	100.00%	[*****]	[*****]	[*****]	[*****]

	Preferred shares	—
Common shares	Ordinary shares	464,482,529
Preferred shares	Pro-forma preferred	6,193,100

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.